As filed with the Securities and Exchange Commission on March 22, 2018

File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

NUVEEN INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 257-8787

(Area Code and Telephone Number)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Title of securities being registered: Shares of beneficial interest, par value $0.01 per share, of the Registrant.

It is proposed that this filing will become effective on April 23, 2018 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

IMPORTANT INFORMATION FOR SHAREHOLDERS OF NUVEEN CONCENTRATED CORE FUND

At a special meeting of shareholders of Nuveen Concentrated Core Fund (the “Target Fund”), a series of Nuveen Investment Trust (the “Trust”), you will be asked to vote on the reorganization of your fund into Nuveen Large Cap Core Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”). The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

The Board of Trustees of the Trust, including the independent board members, unanimously recommends that you vote FOR the proposal.

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience we have provided the following brief overview of the matter to be voted on.

Q.	Why is the Reorganization being proposed?

A.	As part of its ongoing review of the products it offers, Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, proposed the Reorganization due to certain similarities in the strategies of the Funds and the operating cost savings and efficiencies expected to result from the Reorganization. The Adviser and the Board believe that the combined fund will recognize operating cost savings and operational efficiencies because the fixed costs involved with operating a fund will be spread across a larger asset base following the Reorganization, and the need to provide certain duplicative services to separate stand-alone funds will be eliminated. This is expected to result in a decrease in total annual operating expenses for shareholders of the Target Fund following the Reorganization. Shareholders of the Target Fund are also expected to benefit from the lower contractual management fee of the Acquiring Fund. In addition, the Acquiring Fund’s expense cap following the Reorganization, which will be in effect through July 31, 2020, will result in lower net annual operating expenses for shareholders of the Target Fund. In addition to considering the benefits to shareholders expected to result from the Reorganization, the Board considered that the Adviser may realize certain efficiencies by no longer providing certain services to separate stand-alone funds. The Reorganization will also give shareholders of the Target Fund the opportunity to continue their investment in a Fund managed by the same portfolio management team. See “Reorganization of the Target Fund into the Acquiring Fund—Approval of the Proposed Reorganization by the Board of Trustees” at page 21 of the Proxy Statement/Prospectus.

Q.	How will the Reorganization affect my shares?

A.	Upon the closing of the Reorganization, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total net asset value to the total net asset value of the Target Fund shares surrendered by such shareholder. Shareholders of Class A shares, Class C shares, Class I shares and Class R6 shares of the Target Fund will receive the same class of shares of the Acquiring Fund.

Q.	Will Target Fund shareholders incur sales loads or contingent deferred sales charges on Acquiring Fund shares received in the Reorganization?

A.	The front-end sales load on Class A shares received in the Reorganization will be waived. If your Target Fund shares are subject to a contingent deferred sales charge (“CDSC”), which may be the case for either Class A share purchases of $1 million or more which were not subject to a front-end sales load or Class C shares, the Acquiring Fund shares that you receive in the Reorganization will be subject to a CDSC if they are redeemed within 18 months of the date you purchased your Target Fund Class A shares subject to a CDSC and within 12 months of the date you purchased your Target Fund Class C shares.

Q.	Are the Funds managed by the same sub-adviser?

A.	Both Funds are sub-advised by Nuveen Asset Management, LLC (the “Sub-Adviser”) and managed by Robert C. Doll and Scott M. Tonneson. Both Mr. Doll and Mr. Tonneson will continue to serve as portfolio managers for the Acquiring Fund upon completion of the Reorganization.

Q.	How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

The Funds’ investment objectives are the same. The investment objective of each Fund is long-term capital appreciation. Each Fund seeks to achieve its objective primarily by investing in large capitalization equity securities that are included in the Russell 1000® Index. However, the Target Fund is non-diversified and pursues its investment objective by investing in a portfolio of 15-30 equity securities, whereas the Acquiring Fund invests in a diversified portfolio of equity securities, with no specified limit on the number of securities in its portfolio.

Under normal market conditions, the Target Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. Substantially all of the equity securities in which the Target Fund invests will be included in the Target Fund’s benchmark index, the Russell 1000® Index, at the time of purchase.

Under normal market conditions, the Acquiring Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2017, the range was $1.8 billion to $744.6 billion. Substantially all of the equity securities in which the Acquiring Fund invests will be included in the Acquiring Fund’s benchmark index, the Russell 1000® Index, at the time of purchase.

The Sub-Adviser for each Fund selects securities using an investment process that combines quantitative techniques, fundamental analysis and risk management techniques. Each Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

The principal risks of investing in each Fund are similar. An investment in the Target Fund is subject to an additional principal risk related to its status as a non-diversified fund (Non-Diversification Risk), whereas this is not a principal risk of investing in the Acquiring Fund,

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which is a diversified fund. See the section of the Proxy Statement/Prospectus entitled “Risk Factors” for a comparison of and additional information regarding each Fund’s principal investment risks.

A more detailed comparison of the investment objectives, policies and risks of the Funds is contained in the Proxy Statement/Prospectus.

Q.	Will the portfolio of the Target Fund be repositioned as a result of the Reorganization?

A.	Yes. In connection with the Reorganization, it is estimated that approximately 66% (or $67,321,635) of the Target Fund’s investment portfolio will be sold. If such sales had occurred as of January 31, 2018, it is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $26,496 for the Target Fund, based on average commission rates normally paid by the Target Fund. These transaction costs represent expenses of the Target Fund that will not be subject to the Target Fund’s expense cap and will be borne by the Target Fund and indirectly borne by the Target Fund’s shareholders. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income. If such sales occurred as of January 31, 2018, the sales would have resulted in realized gains of approximately $8.8 million (approximately $2.72 per share).

Taking into account the repositioning of the Target Fund, the Acquiring Fund is not expected to sell a material portion (i.e., 5% or more of net assets) of the Target Fund’s assets received in the Reorganization in order to meet its investment policies and restrictions.

Q.	How will the Reorganization impact fees and expenses?

A.	If the Reorganization had taken place as of the date in the Fees and Expenses table in the Proxy Statement/Prospectus, the pro forma total net and gross operating expenses of the combined fund would have been lower than the total net and gross operating expenses of the Target Fund for all share classes. The lower net operating expenses of the combined fund are based on an expense cap that is in place through July 31, 2020. If this expense cap is not renewed after the July 31, 2020 expiration date, net operating expenses of the Acquiring Fund could increase depending upon, among other things, the size of the Acquiring Fund at that time.

Pro forma amounts are estimated; actual operating expenses will vary based on asset size and other factors. See the section entitled “Comparison of the Funds—Fees and Expenses” in the Proxy Statement/Prospectus for additional information.

Q.	Will the Reorganization create a taxable event for me?

A.

No. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the closing of the Reorganization, the Target Fund expects to distribute all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to Target Fund shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as an IRA or 401(k) plan (in which

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case you may be taxed upon withdrawal of your investment from such account). The tax character of such distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. In addition, the Target Fund may recognize gains or losses as a result of portfolio sales effected prior to the Reorganization, including sales anticipated in connection with the repositioning described above. Such gains or losses may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund to its shareholders, and may increase or decrease the Target Fund’s capital loss carryforwards.

Q.	Who will bear the costs of the Reorganization?

A.	Nuveen Fund Advisors or its affiliates (“Nuveen”) will absorb the costs of the Reorganization, which are estimated to be approximately $225,000.

Q.	What is the timetable for the Reorganization?

A.	If approved by the Target Fund’s shareholders at the special meeting of shareholders on June 18, 2018, the Reorganization of the Target Fund is expected to occur at the close of business on July 27, 2018 or as soon as practicable thereafter.

General

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by the Target Fund, at [•] weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote in person, by mail, by telephone or over the Internet:

•

To vote in person, please attend the special meeting of shareholders and bring your photographic identification. If you hold your Target Fund shares through a bank, broker or other nominee, you must also bring satisfactory proof of ownership of those shares and a “legal proxy” from the nominee.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

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Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board of Trustees suggest that I vote?

A.	After careful consideration, the Board has agreed unanimously that the proposed Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposal. If shareholders do not approve the Reorganization, the Board of Trustees will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Fund as a stand alone fund, liquidating the Fund, or such other options the Board of Trustees may consider.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its shareholder meeting or the vote on the issue, and your Fund will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

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[•], 2018

Dear Shareholders:

We are pleased to invite you to the special meeting of shareholders of Nuveen Concentrated Core Fund (the “Target Fund”) (the “Special Meeting”). The Special Meeting is scheduled for June 18, 2018, at 2:00 p.m., Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606.

At the Special Meeting, you will be asked to consider and approve a very important proposal for your fund. You are being asked to consider the reorganization of your fund into Nuveen Large Cap Core Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each a “Fund”) (the “Reorganization”).

Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, has proposed the Reorganization due to certain similarities in the strategies of the Funds and the operating cost savings and efficiencies expected to result from the Reorganization. The Adviser and the Board of Trustees of Nuveen Investment Trust believe that the shareholders of the Target Fund will benefit from potential operating efficiencies and economies of scale that may be achieved by combining the Funds pursuant to the Reorganization. The Reorganization is expected to result in lower gross and net expenses for shareholders of each share class of the Target Fund following the Reorganization. The Board of Trustees believes the Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposed Reorganization.

The attached Proxy Statement/Prospectus has been prepared to give you information about the proposal.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Special Meeting in person and you are a record holder of the Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other nominee, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

We appreciate your continued support and confidence in Nuveen and our family of funds.

Very truly yours,

Christopher M. Rohrbacher

Vice President and Secretary

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[•], 2018

NUVEEN CONCENTRATED CORE FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2018

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Nuveen Concentrated Core Fund (the “Target Fund”), a series of Nuveen Investment Trust (the “Trust”), a Massachusetts business trust, will be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on June 18, 2018 at 2:00 p.m., Central time (the “Special Meeting”), for the purposes described below.

1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Target Fund to Nuveen Large Cap Core Fund (the “Acquiring Fund”) in exchange solely for Class A, Class C, Class I and Class R6 shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Class A, Class C, Class I and Class R6 shares of the Acquiring Fund to the shareholders of Class A, Class C, Class I and Class R6 shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund (the “Reorganization”).

2.	To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on April 16, 2018 are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Special Meeting in person and you are a record holder of the Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other nominee, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Very truly yours,

Christopher M. Rohrbacher

Vice President and Secretary

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED MARCH 22, 2018

PROXY STATEMENT/PROSPECTUS

DATED [•], 2018

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN CONCENTRATED CORE FUND

by

NUVEEN LARGE CAP CORE FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Nuveen Concentrated Core Fund (the “Target Fund”), a series of Nuveen Investment Trust, a Massachusetts business trust (the “Trust”), and an open-end investment company registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), and relates to the special meeting of shareholders of the Target Fund to be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on June 18, 2018 at 2:00 p.m., Central time and at any and all adjournments and postponements thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) of proxies to be voted at the Special Meeting. The purpose of the Special Meeting is to allow the shareholders of the Target Fund to consider and vote on the proposed reorganization (the “Reorganization”) of the Target Fund into Nuveen Large Cap Core Fund (the “Acquiring Fund”), also a series of the Trust. The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

If shareholders approve the Reorganization of the Target Fund and the Reorganization is completed, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total net asset value to the total net asset value of the Target Fund shares surrendered by such shareholder. Holders of shares of the Target Fund will receive the same class of shares of the Acquiring Fund as they currently hold. The Board of Trustees has determined that the Reorganization is in the best interests of the Target Fund. The address, principal executive office and telephone number of the Funds and the Trust is 333 West Wacker Drive, Chicago, Illinois 60606, (800) 257-8787.

The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about [•], 2018. Shareholders of record as of the close of business on April 16, 2018 are entitled to vote at the Special Meeting.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in Class A, Class C, Class I and Class R6 shares of the Acquiring Fund, as applicable) and constitutes an offering of Class A, Class C, Class I and Class R6 shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Proxy Statement/Prospectus by reference and also accompany this Proxy Statement/Prospectus:

(i)	the Acquiring Fund’s prospectus dated December 29, 2017, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (File Nos. 333-03715 and 811-07619); and

(ii)	the audited financial statements contained in the Acquiring Fund’s Annual Report, only insofar as they relate to the Acquiring Fund, for the fiscal year ended August 31, 2017 (File No. 811-07619).

The following documents contain additional information about the Funds and have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the Reorganization, dated [•], 2018 (the “Reorganization SAI”);

(ii)	the Target Fund’s prospectus dated December 29, 2017, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (File Nos. 333-03715 and 811-07619);

(iii)	the audited financial statements contained in the Target Fund’s Annual Report, only insofar as they relate to the Target Fund, for the fiscal year ended August 31, 2017 (File No. 811-07619); and

(iv)	the Funds’ statement of additional information dated December 29, 2017, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Funds (File Nos. 333-03715 and 811-07619).

No other parts of the Funds’ Annual Report are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the “Large Cap Core Fund Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

REORGANIZATION OF THE TARGET FUND INTO THE ACQUIRING FUND

Summary

The following is a summary of, and should be read in conjunction with, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the form of Agreement and Plan of Reorganization. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board of Trustees believes the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. If shareholders of the Target Fund approve the Reorganization and it is completed, the Target Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund’s prospectus that accompanies this Proxy Statement/Prospectus, which is incorporated herein by reference. See the section entitled “Comparison of the Funds” below for a comparison of investment policies, fees and expenses, and other matters. This Proxy Statement/Prospectus constitutes an offering of Class A, Class C, Class I and Class R6 shares of the Acquiring Fund.

Background

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as the investment adviser to each of the Funds. The Adviser has proposed the Reorganization of the Target Fund into the Acquiring Fund due to certain similarities in the strategies of the Funds and the operating cost savings and efficiencies expected to result from the Reorganization.

The Reorganization

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed combination of the Target Fund into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by (i) the Trust, on behalf of each Fund, and (ii) the Adviser (the “Agreement”).

The Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C, Class I and Class R6 shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Class A, Class C, Class I and Class R6 shares of the Acquiring Fund to the shareholders of Class A, Class C, Class I and Class R6 shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund.

If shareholders of the Target Fund approve the Reorganization and it is completed, Target Fund shareholders will become shareholders of the Acquiring Fund. The Board of Trustees has determined that the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund shareholders would not be diluted as a result of the Reorganization. The Board of Trustees unanimously approved the Reorganization and the Agreement at a meeting held on February 27–March 1, 2018. The Board of Trustees recommends a vote “FOR” the Reorganization.

Nuveen Fund Advisers or its affiliates (“Nuveen”) will absorb the costs of the Reorganization, which are estimated to be approximately $225,000.

The Board of Trustees is asking shareholders of the Target Fund to approve the Reorganization at the Special Meeting to be held on June 18, 2018. Approval of the Reorganization requires the affirmative vote of the holders of a majority of the total number of the Target Fund’s shares outstanding and entitled to vote. See “Voting Information and Requirements” below.

If shareholders of the Target Fund approve the Reorganization, it is expected that the Reorganization will occur at the close of business on July 27, 2018 or such other date as agreed to by the parties (the “Closing Date”). If the Reorganization is not approved, the Board of Trustees will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Target Fund as a stand-alone Fund, liquidating the Target Fund, or other options the Board of Trustees may consider. The Closing Date may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either Fund may at its option terminate the Agreement at or before the closing due to (i) a breach by the other Fund of any representation, warranty or agreement contained in the Agreement to be performed at or before the closing, if not cured within 30 days of notification to the breaching party and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met or (iii) a determination by the Board of Trustees that the consummation of the transactions contemplated by the Agreement is not in the best interests of such Fund.

Comparison of Investment Objectives and Investment Policies

The Funds’ investment objectives are the same. The investment objective of each Fund is long-term capital appreciation. Both Funds seek to achieve their objectives primarily by investing in large capitalization equity securities that are included in the Russell 1000® Index. However, the Target Fund is non-diversified and pursues its objective by investing in a portfolio of 15-30 equity securities, whereas the Acquiring Fund invests in a diversified portfolio of equity securities, with no specified limit on the number of securities in its portfolio.

Under normal market conditions, the Acquiring Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in large-capitalization companies. Large-capitalization companies are defined as companies with market capitalizations within the market capitalization range of companies included in the Russell 1000® Index on the last business day of the month in which its most recent reconstitution was completed. On June 30, 2017 (the last business day of the month in which the most recent reconstitution was completed), the range of market capitalizations of companies in the index was $1.8 billion to $744.6 billion.

The Target Fund pursues its objective by investing in a portfolio of 15-30 equity securities. Substantially all of the equity securities in which the Target Fund invests will be included in the Target Fund’s benchmark index, the Russell 1000® Index, at the time of purchase. Under normal market conditions, the Target Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Target Fund’s sub-adviser will focus on larger capitalization companies in the Russell 1000® Index.

For each Fund, the Fund’s sub-adviser selects securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are

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added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. Each Fund’s sub-adviser will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

Each Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have identical procedures for purchasing, exchanging and redeeming shares for each share class. Each Fund offers four classes of shares: Class A, Class C, Class I and Class R6 shares. Each Fund has also established and designated (but is not currently offering) Class T shares. On May 31, 2017, the Adviser seeded Class T shares of the Acquiring Fund. There are currently no outstanding Class T shares of the Target Fund. The corresponding classes of each Fund have the same investment eligibility criteria. Each Fund normally declares and pays dividends from net investment income, if any, annually. For each Fund, any net capital gains are normally distributed at least once a year. See “Comparison of the Funds—Distribution, Purchase, Redemption, Exchange of Shares and Dividends” below for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the close of regular trading on the New York Stock Exchange on the Closing Date, the Target Fund will declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

If the Reorganization had occurred as of January 31, 2018, it is estimated that approximately 66% (or $67,321,635) of the Target Fund’s portfolio would have been sold. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $26,496 for the Target Fund, based on average commission rates normally paid by the Target Fund. These transaction costs represent expenses of the Target Fund that will not be subject to the Target Fund’s expense cap and will be borne by the Target Fund and indirectly borne by the Target Fund’s shareholders. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income. If such sales occurred as of January 31, 2018, the sales would have resulted in realized gains of approximately $8.8 million (approximately $2.72 per share).

Taking into account the repositioning of the Target Fund, the Acquiring Fund is not expected to sell a material portion (i.e., 5% or more of net assets) of the Target Fund’s assets received in the Reorganization in order to meet its investment policies and restrictions.

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For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s prospectus entitled “Principal Risks.”

Because the Funds have similar principal investment strategies, the principal risks of investing in each Fund are similar. An investment in the Target Fund is subject to an additional principal risk related to its status as a non-diversified fund (Non-Diversification Risk), whereas this is not a principal risk of investing in the Acquiring Fund, which is a diversified fund. The following table provides a comparison of the types of investment risks associated with an investment in each Fund. A description of these principal investment risks is also provided below.

Principal Investment Risks	Target Fund	Acquiring Fund
Active Management Risk	X	X
Cybersecurity Risk	X	X
Equity Security Risk	X	X
Frequent Trading Risk	X	X
Futures Contract Risk	X	X
Investment Strategy Risk	X	X
Large-Cap Stock Risk	X	X
Non-Diversification Risk	X	—

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in

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companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Non-Diversification Risk—As a non-diversified fund, the Target Fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund, such as the Acquiring Fund.

Comparison of the Funds

Investment Objectives

The Funds’ investment objectives are the same. The investment objective of each Fund is long-term capital appreciation. The investment objective of each Fund may be changed without shareholder approval upon at least 60 days advance notice to shareholders of the applicable Fund.

Principal Investment Strategies

Both Funds invest primarily in equity securities, substantially all of which are included in the Russell 1000® Index. However, the investment strategies of the Target Fund and the Acquiring Fund differ in certain respects. The Target Fund is a non-diversified fund and pursues its objective by investing in a portfolio of 15-30 equity securities. The Acquiring Fund is a diversified fund that invests in a diversified portfolio of equity securities of large-capitalization companies, with no specified limit on the number of securities in its portfolio. Each Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund. The table below summarizes each Fund’s principal investment strategies and highlights relevant differences.

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Target Fund	Acquiring Fund	Differences
Principal Strategy:	Principal Strategy:

The Target Fund pursues its objective by investing in a portfolio of 15-30 equity securities. Substantially all of the equity securities in which the Target Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time of purchase. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities.

The Target Fund’s Sub-Adviser will focus on larger capitalization companies in the Russell 1000® Index.

Under normal market conditions, the Acquiring Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies, which are defined as companies with market capitalizations within the market capitalization range of companies included in the Russell 1000® Index. On June 30, 2017 (the last business day of the month in which the most recent reconstitution was completed), the range of market capitalizations of companies in the index was $1.83 billion to $794.74 billion.

Substantially all of the equity securities in which the Acquiring Fund invests will be included in the Acquiring Fund’s benchmark index, the Russell 1000® Index, at the time of purchase.

The Target Fund invests in fewer issuers than the Acquiring Fund.

Futures Contracts:	Futures Contracts:

The Target Fund may enter into stock index futures contracts to manage cash flows into and out of the Target Fund.	The Acquiring Fund may enter into stock index futures contracts to manage cash flows into and out of the Acquiring Fund.	None.

Diversification:	Diversification:

The Target Fund is a non-diversified company under the 1940 Act.	The Acquiring Fund is a diversified company under the 1940 Act.	The Target Fund may invest in fewer issuers than the Acquiring Fund.

Additional Information Regarding Principal Investment Strategies. In managing each Fund, each Fund’s sub-adviser, Nuveen Asset Management, LLC (the “Sub-Adviser” or “Nuveen Asset Management”), will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. The Sub-Adviser will add securities to each Fund’s portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the Sub-Adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Sub-Adviser will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

In evaluating the Reorganization, shareholders should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section above entitled “Risk Factors.”

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Fees and Expenses

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds and the pro forma fees and expenses of the combined fund. Shareholder fees reflect the fees currently in effect for each Fund. Annual Fund Operating Expenses reflect the actual expenses of the Funds for their fiscal year ended August 31, 2017, except where otherwise indicated. Fee Waivers and/or Expense Reimbursements of the Acquiring Fund have been restated to reflect the Acquiring Fund’s expense cap that is currently in effect. The Acquiring Fund Pro Forma fees and expenses are based on the amounts shown in the table for each Fund, assuming the Reorganization occurred as of August 31, 2017.

Shareholder Fees

(fees paid directly from your investment)

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)
Class A(1)	5.75%	5.75%	5.75%
Class C	None	None	None
Class I	None	None	None
Class R6	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)(2)
Class A	None	None	None
Class C	1.00%	1.00%	1.00%
Class I	None	None	None
Class R6	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
Class A	None	None	None
Class C	None	None	None
Class I	None	None	None
Class R6	None	None	None
Exchange Fee
Class A	None	None	None
Class C	None	None	None
Class I	None	None	None
Class R6	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)(3)
Class A	$15	$15	$15
Class C	$15	$15	$15
Class I	$15	$15	$15
Class R6	None	None	None

(1)	No front-end sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganization. Additional information regarding sales load waivers for Class A shares can be found in the Acquiring Fund’s prospectus under “How to Reduce Your Sales Charge—Class A Sales Charge Waivers.”
(2)

Class C shares are subject to a contingent deferred sales charge if redeemed within 12 months of purchase. Class A share purchases of $1 million or more which were not subject to a front-end sales load are subject to a contingent deferred sales charge if redeemed within

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18 months of purchase. For shares received in the Reorganization, such charge will be applied to Class C and Class A shares redeemed within 12 months and 18 months, respectively, of purchase of your Target Fund shares.
(3)	Fee applies to the following types of accounts under $1,000 held directly with a Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund		Acquiring Fund(1)		Acquiring Fund Pro Forma(1)
Management Fees
Class A	0.71%		0.65%		0.65%
Class C	0.71%		0.65%		0.65%
Class I	0.71%		0.65%		0.65%
Class R6	0.71%		0.65%		0.65%
Distribution and Service (12b-1) Fees
Class A	0.25%		0.25%		0.25%
Class C	1.00%		1.00%		1.00%
Class I	0.00%		0.00%		0.00%
Class R6	0.00%		0.00%		0.00%
Other Expenses
Class A	0.30%		0.15%		0.16%
Class C	0.30%		0.15%		0.16%
Class I	0.31%		0.15%		0.16%
Class R6	0.20%		0.08%		0.09%
Total Annual Fund Operating Expenses
Class A	1.26%		1.05%		1.06%
Class C	2.01%		1.80%		1.81%
Class I	1.02%		0.80%		0.81%
Class R6	0.91%		0.73%		0.74%
Fee Waivers and/or Expense Reimbursements
Class A	(0.18	)%(2)	(0.05	)%(3),(4)	(0.08	)%(5)
Class C	(0.18	)%(2)	(0.05	)%(3),(4)	(0.08	)%(5)
Class I	(0.19	)%(2)	(0.05	)%(3),(4)	(0.08	)%(5)
Class R6	(0.18	)%(2)	(0.05	)%(3),(4)	(0.08	)%(5)
Total Annual Fund Operating Expenses – After Fee Waivers and/or Expense Reimbursements
Class A	1.08%		1.00%		0.98%
Class C	1.83%		1.75%		1.73%
Class I	0.83%		0.75%		0.73%
Class R6	0.73%		0.68%		0.66%

(1)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Core Plus Fund, a series of the Trust, in a tax-free reorganization (the “Prior Reorganization”). Figures for the Acquiring Fund and the Acquiring Fund Pro Forma reflect the effects on the fees and expenses attributable to each class of shares of the Acquiring Fund resulting from the Prior Reorganization.
(2)	Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the Total Annual Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.86% of the average daily net assets of any class of the Target Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Target Fund.
(3)	Fee Waivers and/or Expense Reimbursements for the Acquiring Fund have been restated to reflect current expense caps.

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(4)	Nuveen Fund Advisors has agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019 so that the Total Annual Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of the Acquiring Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Acquiring Fund.
(5)	Nuveen Fund Advisors has agreed that, effective upon the closing of the Reorganization, it will waive fees and/or reimburse expenses for the combined fund through July 31, 2020 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, acquired fund fees and expenses, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of the combined fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees.

Examples

The examples below are intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund. The examples assume you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then either redeem or do not redeem your shares at the end of a period. The examples assume that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. For purposes of calculating the impact of each Fund’s and the Acquiring Fund Pro Forma’s fee waivers and expense reimbursements in the examples below, the fee waivers and expense reimbursements are taken into account for the periods stated in the table above assuming an effective date of August 1, 2018 (the first day of the month following the expected closing of the Reorganization) (i.e. from August 1, 2018 through July 31, 2019 in the case of the Target Fund and the Acquiring Fund, and from August 1, 2018 through July 31, 2020 in the case of the Acquiring Fund Pro Forma). These amounts are estimated; actual operating expenses will vary based on asset size and other factors.

The examples below assume that you sell your shares at the end of a period, but the estimated costs are the same if you do not sell your shares at the end of a period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
1 Year
Class A	$679	$671	$669
Class C	$186	$178	$176
Class I	$85	$77	$75
Class R6	$75	$69	$67
3 Years
Class A	$935	$885	$877
Class C	$613	$562	$554
Class I	$306	$250	$242
Class R6	$272	$228	$220
5 Years
Class A	$1,211	$1,116	$1,111
Class C	$1,066	$970	$965
Class I	$545	$439	$433
Class R6	$486	$401	$395

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	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
10 Years
Class A	$1,995	$1,780	$1,781
Class C	$2,323	$2,112	$2,113
Class I	$1,231	$985	$986
Class R6	$1,103	$902	$903

The expense example figures above reflect the imposition of the maximum sales charge (load) imposed on purchases of Class A shares, and these figures are applicable to purchases of Acquiring Fund shares made after completion of the Reorganization. However, no sales charge will be imposed on Class A shares of the Acquiring Fund that are received in connection with the Reorganization. Based on the assumptions described above, and removing the effect of the sales charge, your costs of investing in Class A shares received in connection with the Reorganization would be:

Class A Shares	Acquiring Fund Pro Forma
1 Year	$100
3 Years	$321
5 Years	$569
10 Years	$1,279

Performance Information

The total returns of each Fund for the periods ended December 31, 2017, based on historical fees and expenses for each period, are set forth in the bar charts and tables below.

The bar charts below illustrate calendar year returns for each Fund’s Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar charts and the highest/lowest quarterly return information that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

The tables below illustrate average annual total returns for the one-year and since-inception periods ended December 31, 2017 for each Fund. The tables also show how each Fund’s performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives. This information is intended to help you assess the variability of Fund returns (and, consequently, the potential risks of a Fund investment).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Returns for market indices do not include operating expenses, which are deducted from Fund returns, or taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-advantaged accounts, such as IRAs or employer-sponsored retirement plans; but such investors generally are subject to tax on withdrawals from such accounts.

Both the bar charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers and operating expense limitations, if any, in effect during the periods presented. If any such fee waivers and expense limitations were not in place, performance would be reduced. A Fund’s past performance (before and after taxes) is not necessarily an indication

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of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

Target Fund—Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the periods shown in the bar chart, the Target Fund’s Class A highest and lowest quarterly returns were 7.54% and –8.81%, respectively, for the quarters ended December 31, 2014 and September 30, 2015.

Acquiring Fund—Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the periods shown in the bar chart, the Acquiring Fund’s Class A highest and lowest quarterly returns were 6.57% and –8.76%, respectively, for the quarters ended September 30, 2016 and September 30, 2015.

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	Average Annual Total Returns for the Periods Ended December 31, 2017
Target Fund	Inception Date	1 Year	Since Inception (Class A, Class C and Class I)	Since Inception (Class R6)
Class A (return before taxes)	6/17/13	10.02%	10.56%	N/A
Class A (return after taxes on distributions)		9.41%	9.91%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		6.18%	8.22%	N/A
Class C (return before taxes)	6/17/13	15.82%	11.16%	N/A
Class I (return before taxes)	6/17/13	17.00%	12.28%	N/A
Class R6 (return before taxes)	6/30/16	17.11%	N/A	16.81%
Russell 1000® Index(1) (reflects no deduction for fees, expenses or taxes)		21.69%	13.64%	15.89%
Lipper Large Cap Core Funds Category Average(2) (reflects no deduction for taxes or sales loads)		20.65%	12.14%	14.30%

(1)	An index that measures the performance of the large-cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Large Cap Core Funds Category.

	Average Annual Total Returns for the Periods Ended December 31, 2017
Acquiring Fund	Inception Date	1 Year	Since Inception (Class A, Class C and Class I)	Since Inception (Class R6)
Class A (return before taxes)	6/17/13	12.63%	12.76%	N/A
Class A (return after taxes on distributions)		10.79%	11.84%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		7.50%	9.80%	N/A
Class C (return before taxes)	6/17/13	18.65%	13.39%	N/A
Class I (return before taxes)	6/17/13	19.79%	14.52%	N/A
Class R6 (return before taxes)	6/30/16	19.89%	N/A	22.71%
Russell 1000® Index(1) (reflects no deduction for fees, expenses or taxes)		21.69%	13.64%	15.89%
Lipper Multi-Cap Core Funds Category Average(2) (reflects no deduction for taxes or sales loads)		19.47%	11.53%	14.07%

(1)	An index that measures the performance of the large-cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Category.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During their most recent fiscal years, the Funds had the following portfolio turnover rates:

Fund	Fiscal Year Ended	Rate
Target Fund	8/31/17	137%
Acquiring Fund	8/31/17	121%

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Fundamental Investment Restrictions

The Funds have the same fundamental investment restrictions, listed below, which cannot be changed without shareholder approval, except that the Acquiring Fund is diversified for purposes of the 1940 Act as explained in the additional investment restriction listed below for the Acquiring Fund, and the Target Fund is non-diversified for the purposes of the 1940 Act. Each Fund has adopted a policy of not concentrating its investments in any industry, as explained in (7) below.

Fundamental Investment Restrictions Applicable to Both Funds

Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(2) Act as an underwriter of another issuer’s securities, except to the extent that the Target Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(3) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(4) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Target Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Target Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(6) Issue senior securities, except as permitted under the 1940 Act.

(7) Purchase the securities of any issuer if, as a result, 25% or more of the Target Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

Additional Fundamental Investment Restriction Applicable to the Acquiring Fund

The Acquiring Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Acquiring Fund’s outstanding voting shares:

With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Acquiring Fund’s total assets would be invested in securities of that issuer, or (ii) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer.

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For each Fund, except with respect to the limitation set forth in number (1) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For each Fund, for purposes of applying the limitations set forth in numbers (1) and (6) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. No exemptive orders have been issued with respect to the limitation set forth in number (2).

For each Fund, for purposes of applying the limitation set forth in number (3) above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, if the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. No exemptive orders have been issued with respect to the limitation set forth in number (3).

For each Fund, for purposes of applying the limitation set forth in number (7) above, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users, the securities will be deemed to be from the industry of that non-governmental user. To the extent a Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (7) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

Investment Adviser and Sub-Adviser

Each Fund is managed by Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), which offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is

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located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2017, Nuveen, LLC managed approximately $970 billion in assets, of which approximately $139 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (previously defined as the “Sub-Adviser” or “Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Asset Management will continue to serve as the sub-adviser to the Acquiring Fund following the Reorganization.

Portf olio Managers

The portfolio managers for each Fund are Robert C. Doll and Scott M. Tonneson. Mr. Doll has served as portfolio manager of each Fund since June 2013. Mr. Tonneson has served as portfolio manager of each Fund since December 2015. Mr. Doll and Mr. Tonneson will continue to manage the Acquiring Fund following the Reorganization.

Robert C. Doll, CFA, joined Nuveen Asset Management on November 26, 2012, as Senior Portfolio Manager and Chief Equity Strategist. Prior to joining Nuveen Asset Management, Mr. Doll most recently was a Senior Advisor to BlackRock Advisors, LLC (“BlackRock”) from July 2012 to November 2012 and prior thereto served as BlackRock’s Chief Equity Strategist for Fundamental Equities from January 2009 to June 2012 and Head of Equities from October 2006 to December 2008.

Scott M. Tonneson, CFA, entered the financial services industry in 1994 and joined Nuveen Asset Management in 2007.

For a complete description of the advisory services provided to each Fund, see the section of each Fund’s prospectus entitled “Who Manages the Funds” and the sections of the Funds’ statement of additional information entitled “Investment Adviser” and “Sub-Adviser.” Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the Funds’ statement of additional information.

Advisory and Other Fees

Pursuant to an investment management agreement between Nuveen Fund Advisors and the Trust, on behalf of the Funds, each Fund currently pays Nuveen Fund Advisors fund-level fees, payable monthly, at the annual rates set forth below:

Current Fund-Level Fee Schedule for the Target Fund

Average Daily Net Assets	Annual Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375%

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Average Daily Net Assets	Annual Fee Rate
For the next $250 million	0.5250%
For the next $500 million	0.5125%
For the next $1 billion	0.5000%
For the next $3 billion	0.4750%
For the next $2.5 billion	0.4500%
For the next $2.5 billion	0.4375%
For net assets over $10 billion	0.4250%

Current Fund-Level Fee Schedule for the Acquiring Fund

Average Daily Net Assets	Annual Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For the next $3 billion	0.4250%
For the next $2.5 billion	0.4000%
For the next $2.5 billion	0.3875%
For net assets over $10 billion	0.3750%

In addition to the fund-level fee, each Fund pays Nuveen Fund Advisors a complex-level fee. The maximum complex-level fee is an annual rate of 0.20% of the Fund’s average daily net assets, based upon complex-level “eligible assets” of up to $55 billion. Therefore, the maximum management fee rate for each Fund is the fund-level fee rate plus 0.20%. As complex-level eligible assets increase, the complex-level fee rate decreases pursuant to a breakpoint schedule. Each Fund’s complex-level fee rate is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred shares and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American funds effective January 1, 2011. As of August 31, 2017, the effective complex-level fee rate was 0.1599% for each Fund.

Each Fund’s investment management agreement and sub-advisory agreement were last approved for continuance by the Board of Trustees of the Trust at an in-person meeting held on May 23-25, 2017. Information regarding the Board of Trustees’ considerations in determining to approve continuation of the investment management agreement and sub-advisory agreement for each Fund is available in the Fund’s Annual Report for the fiscal year ended August 31, 2017.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse operating expenses of the Target Fund through July 31, 2019 so that the Total Annual Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred

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in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.86% of the average daily net assets of any class of the Target Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse operating expenses of the Acquiring Fund through July 31, 2019 so that the Total Annual Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of the Acquiring Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees.

Nuveen Fund Advisors has agreed that, effective upon the closing of the Reorganization, it will waive fees and/or reimburse expenses for the combined fund through July 31, 2020 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, acquired fund fees and expenses, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of the combined fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees.

For each Fund’s fiscal year ended August 31, 2017, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements) as a percentage of the Fund’s average daily net assets:

Management Fee Rate
Target Fund	0.52%
Acquiring Fund	0.60%

Each Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, for each Fund (a) Class A shares are subject to an annual service fee of 0.25% of the average daily net assets of its Class A shares, (b) Class C shares are subject to (i) an annual distribution fee of 0.75% and (ii) an annual service fee of 0.25%, of the average daily net assets of its Class C shares. For each Fund, Class I and Class R6 shares are not subject to either distribution or service fees.

For a complete description of each Fund’s distribution and service arrangements, see the section of the Funds’ prospectus entitled “What Share Classes We Offer” and the section of the Funds’ statement of additional information entitled “Distribution and Service Plans.”

Board Members and Officers

The management of each Fund, including general oversight of the duties performed by Nuveen Fund Advisors under the Investment Management Agreement for each Fund, is the responsibility of the Board of Trustees. Each Fund has the same individuals serving as Trustees and officers. As of the

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date of this Proxy Statement/Prospectus, there are eleven members of the Board of Trustees, one of whom is an “interested person” (as defined in the 1940 Act) and ten of whom are not interested persons (the “Independent Board Members”). The names and business addresses of the Trustees and officers of each Fund and their principal occupations and other affiliations during the past five years are set forth under “Management” in the statement of additional information, as supplemented, for the Funds incorporated herein by reference.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

Each Fund currently offers four classes of shares: Class A, Class C, Class I and Class R6. Each Fund has also established and designated (but is not currently offering) Class T shares. On May 31, 2017, the Adviser seeded Class T shares of the Acquiring Fund. There are currently no outstanding Class T shares of the Target Fund. You may purchase, redeem or exchange shares of the Funds on any business day, which is any day on which the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Funds through a financial advisor or other financial intermediary or, with respect to Class I and Class R6 shares only, directly from such Fund. No initial sales charge or contingent deferred sales charges will be imposed on shares of the Acquiring Fund received or shares of the Target Fund exchanged in connection with the Reorganization. Any Acquiring Fund Shares received in exchange for Target Fund shares pursuant to the Reorganization will be subject to the Acquiring Fund’s standard fee structure applicable to the class of Acquiring Fund shares received. Class A shares of the Acquiring Fund are subject to a sales load which will apply to purchases of Acquiring Fund shares made after completion of the Reorganization; however, the sales load will be waived for shares issued in the Reorganization. Class C shares of the Acquiring Fund, as well as Acquiring Fund Class A share purchases of $1 million or more, which are not subject to a front-end sales load, are subject to a contingent deferred sales charge which will apply to purchases of Acquiring Fund shares made after completion of the Reorganization. With respect to Class A and Class C Acquiring Fund shares received in the Reorganization, in exchange for Target Fund shares subject to a contingent deferred sales charge, your shares will be subject to the Acquiring Fund’s contingent deferred sales charge if they are redeemed within 12 months of the date you purchased your Target Fund Class C shares and within 18 months of the date you purchased your Target Fund Class A shares that are subject to the contingent deferred sales charge as described above. Class R6 shares, which are available to certain qualified retirement plans and other investors, and Class I shares are not subject to sales charges or ongoing service or distribution fees. The Acquiring Fund’s initial and subsequent investment minimums generally are as set forth in the table below, although the Fund may reduce or waive the minimums in some cases. The Acquiring Fund will waive the initial investment minimum for Target Fund shareholders who receive shares in connection with the Reorganization. The Target Fund’s investment minimums are identical to those of the Acquiring Fund for each respective share class as outlined below.

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	Class A and Class C	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts through fee-based programs.

•  No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

•  $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

•  No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Shareholders of each Fund are eligible to exchange their shares for shares of the same class of another Nuveen mutual fund available in the shareholder’s state. Such exchanges may result in taxable gain or loss to the shareholder. The exchange of Target Fund shares for Acquiring Fund shares in the Reorganization will not result in taxable gain or loss to the shareholder for federal income tax purposes.

Each Fund typically will pay redemption proceeds using cash reserves maintained in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit agreement to which the Funds are parties, or by borrowing from another Nuveen Fund under an inter-fund lending program maintained by the Nuveen Funds pursuant to exemptive relief granted by the SEC. These additional methods are more likely to be used to meet large redemption requests or in times of stressed market conditions.

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Although the Funds generally pay redemption proceeds in cash, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale. Until they are sold, any securities or other assets distributed to you as part of a redemption in-kind may be subject to market risk.

The Funds will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

For a complete description of purchase, redemption and exchange options, see the section of each Fund’s prospectus entitled “How You Can Buy and Sell Shares” and “General Information,” and the section of each Fund’s statement of additional information entitled “Purchase and Redemption of Fund Shares.”

The Target Fund and the Acquiring Fund normally declare and pay income dividends and any capital gain distributions annually. If the Reorganization is approved by the Target Fund shareholders, the Target Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date. See the section of the Proxy Statement/Prospectus entitled “Material Federal Income Tax Consequences,” which discusses such distributions in more detail.

Tax Information

The tax character of dividends and distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. The Funds’ dividends and distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information. See the section entitled “Distribution and Service Payments” in the Funds’ prospectus for additional information.

Further Information

Additional information concerning the Acquiring Fund and the Target Fund is contained in this Proxy Statement/Prospectus, and additional information regarding the Acquiring Fund is contained in the accompanying Acquiring Fund prospectus. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

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Approval of the Proposed Reorganization by the Board of Trustees

Based on the considerations described below, the Board of Trustees, including the Independent Board Members, has determined that the Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board of Trustees, including the Independent Board Members, has also determined that the Reorganization would be in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization. At a meeting held on February 27 – March 1, 2018 (the “February Meeting”), the Board of Trustees approved the Reorganization and recommended that the shareholders of the Target Fund vote in favor of the Reorganization.

As part of its ongoing review of the products it offers, the Adviser proposed the Reorganization due to certain similarities in the strategies of the Funds and the operating cost savings and efficiencies expected to result from the Reorganization. The Adviser and the Board believe that the combined fund will recognize operating cost savings and operational efficiencies because the fixed costs involved with operating a fund will be spread across a larger asset base following the Reorganization, and the need to provide certain duplicative services to separate stand-alone funds will be eliminated.

At the February Meeting, the Adviser provided the Board of Trustees with information regarding the proposed Reorganization and potential alternatives to the proposed Reorganization. Prior to approving the Reorganization, the Independent Board Members reviewed and discussed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. Based on the foregoing, the Board of Trustees considered the following factors, among others, in approving the Reorganization and recommending that shareholders of the Target Fund approve the Reorganization:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•	the consistency of portfolio management;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds;

•	the relative fees and expense ratios of the Funds, including the cap on the combined fund’s expenses agreed to by the Adviser;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of the existing shareholders of the Funds;

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•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to the Adviser and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

Based on the information presented, the Board of Trustees noted that the investment objective of each Fund is long-term capital appreciation. Further, the Board of Trustees noted that while each Fund invests primarily in equity securities of large-capitalization companies that are included in the Russell 1000® Index, the Target Fund is non-diversified and pursues its investment objective by investing in a portfolio of 15-30 equity securities, whereas the Acquiring Fund invests in a diversified portfolio of equity securities, with no specified limit on the number of securities in its portfolio. With respect to compatibility of risks, the Board of Trustees recognized that each Fund is subject to risks associated with its investments in equity securities. However, in connection with the differences in their principal investment strategies noted above, the Target Fund is subject to non-diversification risk, whereas this is not a principal risk of investing in the Acquiring Fund, which is a diversified fund. Further, the Independent Board Members noted that an increase in portfolio turnover in the Target Fund was expected to occur prior to the Reorganization in connection with aligning the portfolio of the Target Fund with that of the Acquiring Fund.

Consistency of Portfolio Management

The Board of Trustees noted that the Funds have the same investment adviser, sub-adviser and portfolio management teams. The Board of Trustees considered that the portfolio managers of each Fund would continue to serve as portfolio managers of the combined fund after the Reorganization.

Relative Sizes

The Board of Trustees noted that the Acquiring Fund was larger than the Target Fund and that combining the Funds will create a larger fund which should provide additional benefits to shareholders, as fixed operating expenses of the combined fund following the Reorganization will be spread over a larger asset base. See “Fees and Expense Ratios” below.

Relative Investment Performance

The Board of Trustees considered the relative investment performance of the Funds over various periods. The Board of Trustees observed, among other things, that with respect to Class A shares, the Acquiring Fund outperformed the Target Fund for the one- and three-year periods ended January 31, 2018. The Board of Trustees also noted that, with respect to Class A shares, although the Acquiring Fund underperformed the Target Fund for the 2014 and 2015 calendar years, the Acquiring Fund outperformed the Target Fund for the 2016 and 2017 calendar years.

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Fees and Expense Ratios

The Board of Trustees considered the fees and expense ratios of the Funds (including estimated expenses of the combined fund following the Reorganization) and the impact of expense caps, if any. In this regard, for the Target Fund, the Independent Board Members noted that after closing the Reorganization, the gross and net annual operating expense ratios of the combined fund were expected to be lower than the gross and net annual operating expense ratios, respectively, of the Target Fund for all share classes. The Independent Board Members also noted that the contractual management fee was lower for the combined fund than for the Target Fund. In addition, the Independent Board Members also considered the temporary expense cap to which the Adviser agreed for the combined fund which would be in effect until July 31, 2020 and was lower than the current expense cap applicable to the Target Fund.

Tax Consequences of the Reorganization

The Board of Trustees considered the tax implications of the Reorganization. The Board of Trustees noted that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Board of Trustees recognized that with fund reorganizations, applicable tax laws could impose limits on the amount of capital loss carryforwards, if any, that an acquiring fund may use in any one year. The Board of Trustees further noted that there may be some gains resulting from portfolio realignment prior to the Reorganization that could result in less of the Target Fund’s unrealized capital gains being transferred to the combined fund and in increased distributions of net capital gains and net investment income to Target Fund shareholders prior to the Reorganization.

Costs of the Reorganization

The Board of Trustees considered the costs of the Reorganization. In this regard, the Board of Trustees noted that it was expected that the Adviser or its affiliates would absorb the costs of the Reorganization.

Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, shareholders of the Target Fund will receive shares of the Acquiring Fund in an amount equal in total net asset value to the total net asset value of the shares of the Target Fund surrendered. Holders of Class A, Class C, Class I and Class R6 shares of the Target Fund will receive the same class of shares of the Acquiring Fund.

Effect on Shareholder Rights

The Board of Trustees noted that holders of Class A, Class C, Class I and Class R6 shares of the Target Fund will receive the same class of shares of the Acquiring Fund, which are subject to the same distribution and service fees. The Board of Trustees also considered that each Fund is a series of the Trust, a Massachusetts business trust. In this regard, the rights of each Fund’s shareholders are the same under the Trust’s declaration of trust.

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Alternatives to the Reorganization

In considering any available alternatives, the Board of Trustees noted that it could have decided to liquidate the Target Fund; however, the Board of Trustees did not believe this option was in the best interests of shareholders of the Target Fund, as liquidation is a taxable event.

Potential Benefits to the Adviser and Its Affiliates

The Board of Trustees recognized that the Reorganization may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, cost savings as a result of the elimination of the Target Fund as a separate fund in the Nuveen complex.

Conclusion

The Board of Trustees, including the Independent Board Members, approved the Reorganization, concluding that the Reorganization is in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of the Reorganization. The Board of Trustees did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization.

The Proposed Reorganization

The proposed Reorganization will be governed by the Agreement, a form of which is attached as Appendix I. The Agreement provides that the Target Fund will transfer all its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of the Reorganization will take place at the close of business on the Closing Date.

The Target Fund will transfer all its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, by class, all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of such Target Fund shareholders, and representing the respective pro rata number, by class, of Acquiring Fund shares due each such shareholder. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund.

As a result of the Reorganization, each Target Fund Class A, Class C, Class I and Class R6 shareholder will receive a number of Acquiring Fund Class A, Class C, Class I and Class R6 shares, respectively, equal in value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the value of the Target Fund Class A, Class C, Class I and Class R6 shares surrendered by such shareholder.

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The Board of Trustees determined that the Reorganization is in the best interests of each Fund, and the Board of Trustees has further determined that the interests of the existing shareholders of such Funds would not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. The Agreement may be terminated by mutual agreement of the Funds. In addition, either Fund may at its option terminate the Agreement at or before the closing due to (i) a breach by the other Fund of any representation, warranty, or agreement to be performed at or before the closing, if not cured within 30 days of notification to the breaching party and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board of Trustees that the consummation of the transactions contemplated by the Agreement is not in the best interests of such Fund.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the closing, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the closing. The sale of such investments could result in taxable distributions to shareholders of the Target Fund prior to the Reorganization. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Trustees or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund. See “Material Federal Income Tax Consequences” below.

Description of Securities to Be Issued

Shares of Beneficial Interest. Each Fund has established and designated eight classes of shares, par value $0.01 per share, consisting of Class A, Class B, Class C, Class D, Class I, Class R3, Class R6 and Class T. With respect to the Acquiring Fund, there are no Class B, Class D or Class R3 shares currently outstanding, and the Adviser seeded Class T shares on May 31, 2017. With respect to the Target Fund, there are no Class B, Class D, Class R3 or Class T shares currently outstanding. Class A, Class C, Class I and Class R6 shares to be issued to Target Fund shareholders in the Reorganization are offered through this Proxy Statement/Prospectus. The Trust’s declaration of trust permits the Board of Trustees, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares.

Voting Rights of Shareholders. Holders of shares of each Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. Each Fund operates as a series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act. The Trust currently has ten series, including the Acquiring Fund and the Target Fund, and the Board of Trustees may, in its sole discretion, create additional series from time to

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time. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. In addition to the specific voting rights described above, shareholders of each Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, shareholders owning at least 10% of the outstanding shares entitled to vote may request that the Board call a special shareholders’ meeting to remove Trustees or for any other purpose. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the declaration of trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust’s declaration of trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

Continuation of Shareholder Accounts, Plans and Privileges; Share Certificates

If the Reorganization is approved and completed, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are substantially the same. Shareholders of the Target Fund who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganization through plans maintained by the Acquiring Fund. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Service Providers

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for the assets of each Fund. DST Asset Manager Solutions, Inc. serves as the transfer agent, shareholder services agent and dividend paying agent for each Fund.

KPMG LLP serves as the independent auditors for each Fund. Nuveen Securities, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as principal underwriter for each Fund.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, the Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization

26

substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of their Target Fund shares solely for Acquiring Fund shares.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.	The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.	The basis of the Target Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax

27

principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual representations and assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Prior to the close of regular trading on the New York Stock Exchange on the Closing Date, the Target Fund will declare a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, including sales anticipated in connection with the repositioning described below, the federal income tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes.

The Target Fund will experience portfolio turnover due to portfolio repositioning prior to the Reorganization. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of such portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

If the Reorganization had occurred as of January 31, 2018, it is estimated that approximately 66% (or $67,321,635) of the Target Fund’s portfolio would have been sold. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income. If

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such sales occurred as of January 31, 2018, the sales would have resulted in realized gains of approximately $8.8 million (approximately $2.72 per share).

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of January 31, 2018, the Funds had no unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains.

Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

Nuveen will absorb the costs of the Reorganization, which are estimated to be approximately $225,000.

The Target Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $10,500 plus reasonable expenses, which is included in the expense estimate above.

Description of Massachusetts Business Trusts

Each Fund is a series of the Trust, a Massachusetts business trust organized on May 6, 1996. The following description is based on relevant provisions of applicable Massachusetts law and the Funds’ operative documents. This summary does not purport to be complete, and we refer you to applicable Massachusetts law and the Funds’ operative documents.

Each Fund is a series of a Massachusetts business trust. A fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the

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trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Trust’s declaration of trust (the “Declaration of Trust”) contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration of Trust contains such provisions.

The Trust, of which each Fund is a series, is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under the Trust’s Declaration of Trust, any determination made by the Trustees in good faith is conclusive, and in construing the provisions of the Declaration of Trust, there is a presumption in favor of a grant of power to the Trustees. Further, the Declaration of Trust provides that certain determinations made in good faith by the Trustees are binding upon the Trust’s series and its shareholders, and shares of the Trust are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the Trust’s governing documents.

Shareholder Voting. The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Declaration of Trust requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as shareholders of a Massachusetts business corporation) and certain amendments to the Declaration of Trust. Shareholders have no power to vote on any matter except as required by applicable law, the governing documents, or as otherwise determined by the Trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Trustees or certain officers and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of the Trust provide that the holders of a majority of

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the voting power of the shares of beneficial interest of the Trust entitled to vote at a meeting shall constitute a quorum for the transaction of business. Except as may otherwise be required by the 1940 Act, the Declaration of Trust or the by-laws, the Declaration of Trust and by-laws of the Trust provide that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the Declaration of Trust and by-laws, such as the super-majority voting provisions applicable in certain circumstances with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, a fund. Shareholders have no power to vote on any matter except as required by applicable law or the governing documents, or as is otherwise determined by the trustees.

Election and Removal of Trustees. The Declaration of Trust provides that the trustees determine the size of the Board of Trustees, subject to a minimum of two and a maximum of 12, and to set and alter the terms of office of the trustees, and may make their terms of unlimited duration. It also provides that vacancies on the Board of Trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A trustee may be removed only for cause and only by written instrument signed by at least two-thirds of the remaining trustees, or by action of at least two-thirds of the outstanding shares.

Issuance of Shares. Under the Declaration of Trust, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Series and Classes. The Declaration of Trust gives broad authority to the trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The trustees are also authorized to terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declarations of Trust. Amendments to the Declaration of Trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate and not by series or class, unless the amendment affects the holders of one or more series or classes of shares but not the holders of all outstanding series or classes of shares, in which case the holders of the affected series or classes of shares shall vote separately. Certain amendments may be made by the trustees without a shareholder vote. Any amendment to the provisions relating to the qualification and number, term and election, resignation and removal, or certain other provisions regarding the trustees contained in its Declaration of Trust requires the approval of two-thirds of the outstanding shares, voting in the aggregate and not by series or class, except to the extent that applicable law or the Declaration of Trust may require voting by series or class.

Shareholder, Trustee and Officer Liability. The Declaration of Trust provides that shareholders have no personal liability for any debt or obligation of the Trust and require the Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a

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shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Trust will assume the defense of any claim against its shareholder for personal liability at the request of the shareholder. Similarly, the Declaration of Trust provides that any person who is a trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Declaration of Trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration of Trust also provides that the trustees may rely in good faith on expert advice.

Preemptive Rights. Pursuant to the Declaration of Trust, shareholders have no preemptive rights or other rights to subscribe to additional shares except as the Trustees may determine.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Trust and under applicable state law and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Capitalization

The following tables set forth the capitalization of the Target Fund and the Acquiring Fund as of August 31, 2017, and the pro forma capitalization of the combined fund after the Reorganization. There is no assurance that the Reorganization will occur. These numbers may differ at the Closing Date of the Reorganization.

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Capitalization Table as of August 31, 2017 (Unaudited)

	Target Fund	Acquiring Fund(1)	Pro Forma Adjustments(2)		Acquiring Fund Pro Forma(1)
Net Assets
Class A	$16,148,669	$65,198,605	$(5,001	)(3)	$81,342,273
Class C	20,612,532	71,087,228	—	(3)	91,699,760
Class R6	31,787	17,095,285	(177	)(3)	17,126,895
Class I	59,159,999	315,336,741	(9,160	)(3)	374,487,580
Class T	—	26,049	—	(3)	26,049

Total	$95,952,987	$468,743,908	$(14,338	)(3)	$564,682,557

Shares Outstanding
Class A	540,033	2,086,335	(23,440	)(4)	2,602,928
Class C	702,035	2,309,842	(32,271	)(4)	2,979,606
Class R6	1,061	545,669	(51	)(4)	546,679
Class I	1,974,711	10,070,988	(85,596	)(4)	11,960,103
Class T	—	833	—		833

Total	3,217,840	15,013,667	(141,358	)(4)	18,090,149

Net Asset Value Per Share
Class A	$29.90	$31.25			$31.25
Class C	$29.36	$30.78			$30.78
Class R6	$29.97	$31.33			$31.33
Class I	$29.96	$31.31			$31.31
Class T	—	$31.29			$31.29
Shares Authorized
Class A	Unlimited	Unlimited			Unlimited
Class C	Unlimited	Unlimited			Unlimited
Class R6	Unlimited	Unlimited			Unlimited
Class I	Unlimited	Unlimited			Unlimited
Class T	Unlimited	Unlimited			Unlimited

(1)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Core Plus Fund, a series of the Trust, in a tax-free reorganization (the “Prior Reorganization”). Figures for the Acquiring Fund and the Acquiring Fund Pro Forma reflect the effects on the net assets, shares outstanding, and net asset value per share of each class of shares of the Acquiring Fund resulting from the Prior Reorganization.
(2)	The pro forma balances are presented as if the Reorganization was effective as of August 31, 2017, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about July 23, 2018 or such later time agreed to by the parties, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.
(3)	The expenses associated with the proposed Reorganization are estimated to be approximately $225,000. Nuveen will absorb all costs of the Reorganization. These figures assume the Target Fund will be required to distribute its tax basis undistributed net investment income of $605,540 and tax basis accumulated net realized gains of $880,187 to its shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Target Fund shares using estimated reinvestment rates of 98%, 100%, 64%, and 99% for Class A, Class C, Class R6 and Class I, respectively, resulting in a total cash distribution for the Target Fund of $14,338.
(4)	Reflects the issuance by the Acquiring Fund of approximately 516,593 Class A shares, 669,764 Class C shares, 1,010 Class R6 shares and 1,889,115 Class I shares to Class A, Class C, Class R6 and Class I shareholders, respectively, of the Target Fund in connection with the Reorganization.

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Legal Matters

Certain legal matters concerning the issuance of Class A, Class C, Class I and Class R6 shares of the Acquiring Fund pursuant to the Agreement will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports which the Funds have filed with the SEC pursuant to the applicable requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current prospectus and statement of additional information for each Fund is Registration No. 811-07619. Such prospectus and statement of additional information relating to the Funds are incorporated herein by reference, only insofar as they relate to the Funds.

OTHER INFORMATION

Shareholders of the Funds

For each Fund, the following tables set forth the percentage of ownership of each person who, as of April 16, 2018, the record date with respect to the Special Meeting of the Target Fund, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of shares of the Fund. The tables also set forth the estimated percentage of shares of the combined fund that would have been owned by such parties assuming the Reorganization occurred on April 16, 2018. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the shares) of the Target Fund may be able to control the Target Fund and determine the outcome of a shareholder meeting.

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Combined Fund After Reorganization of Target Fund into Acquiring Fund

A

C

R6

I

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Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Combined Fund After Reorganization of Target Fund into Acquiring Fund

A

C

R6

I

T	Nuveen Investments Inc 333 W Wacker Dr Chicago IL 60606-1220	100.00%	100.00%

At the close of business on April 16, 2018, there were [•] Class A shares, [•] Class C shares, [•] Class I shares and [•] Class R6 shares of the Target Fund outstanding. [As of April 16, 2018 the Trustees and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund and as a group owned less than 1% of each class of shares of the Target Fund.]

At the close of business on April 16, 2018, there were [•] Class A shares, [•] Class C shares, [•] Class I shares, [•] Class R6 shares and [•] Class T shares of the Acquiring Fund outstanding. [As of April 16, 2018, the Trustees and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of each class of shares of the Acquiring Fund.]

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings but will hold a special meeting as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of a Fund’s next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of a Fund’s shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Shareholders who want to communicate with the Board of Trustees or any individual Trustee should write to their Fund, to the attention of William Sifferman, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and identify the Fund or Funds that you own and with respect to which Fund or Funds your letter is concerned. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the nominating and governance committee and to the Board of Trustees’ independent legal counsel for further distribution as deemed appropriate by such persons.

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Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

Shareholder Approval of the Reorganization

Approval of the Reorganization will require the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote of the Target Fund, voting as a single class.

Voting by Proxy

Each valid proxy given by a shareholder of the Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board of Trustees, “FOR” approval of the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) count as present for purposes of determining quorum but do not count as votes “FOR” the Reorganization and have the same effect as a vote “AGAINST” the Reorganization.

Shareholders who execute proxies may revoke their proxy at any time before the proxy is voted by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Quorum and Other Voting Requirements

The presence in person or by proxy of the holders of 30% of the shares of the Target Fund issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the transaction of any business.

If a quorum is not obtained or if a quorum is present but sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the holders of a majority of shares present in person or by proxy and entitled to vote shall have the power to adjourn the Special Meeting to permit further solicitation of proxies. The Special Meeting of shareholders may be adjourned by announcement to a designated time and place by the vote of the holders of a majority of the shares

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present and entitled to vote at the Special Meeting even though less than a quorum may be present. An adjourned meeting may reconvene as designated, and when a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

Proxies of shareholders of the Target Fund are solicited by the Board of Trustees of the Trust. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives.

It is not anticipated that any action will be asked of the shareholders of the Target Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

[•], 2018

Please sign and return your proxy promptly.

Your vote is important, and your participation in the affairs of your Fund does make a difference.

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APPENDIX I:

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of April, 2018 by Nuveen Investment Trust, a Massachusetts business trust (the “Trust”), on behalf of and between Nuveen Large Cap Core Fund, a series of the Trust (the “Acquiring Fund”), and Nuveen Concentrated Core Fund, a series of the Trust (the “Target Fund”), and Nuveen Fund Advisors, LLC (for purposes of Section 9.1 of the Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of the corresponding class of shares of the Acquiring Fund as set forth on Exhibit A (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of all the Acquiring Fund Shares to the shareholders of each corresponding class of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a separate series of the Trust, and the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has made the determinations required by Rule 17a-8 under the 1940 Act with respect to the Target Fund and Acquiring Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. In the event that Class A shares of the Acquiring Fund are transferred in the Reorganization to former holders of Class A shares of the Target Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. With respect to Class C shares of the Acquiring Fund that are transferred in the Reorganization to former holders of Class C shares of the Target Fund, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class C shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4        LIQUIDATING DISTRIBUTION.    As of the Effective Time, as such term is defined in Section 3.1, the Target Fund will distribute in complete liquidation of the Target Fund each class of the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record with respect to each corresponding class of shares, determined as of the time of such distribution (each a “Target Fund

Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to each class of shares of the Target Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of such class. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares due a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        LIQUIDATION AND TERMINATION.    The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8        REPORTING.    Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9        BOOKS AND RECORDS.    All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the Target Fund’s assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.    The net asset value per share per class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3        SHARES TO BE ISSUED.    The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined with respect to each class by dividing the value of the assets (net of liabilities) with respect to each class of shares of the Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund Share of the corresponding class determined in accordance with Section 2.2.

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING.    The Closing shall occur on July 27, 2018 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3        TRANSFER AGENT’S CERTIFICATE.    The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Target Fund Shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Secretary of the Trust or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Trust, on behalf of the Target Fund, represents and warrants as follows:

(a)        The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)        The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund before the Closing.

(f)        No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The financial statements of the Target Fund as of August 31, 2017, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of August 31, 2017, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)        All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(l)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund including the determinations of the Board required by Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)        The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)        The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)        The financial statements of the Acquiring Fund as of August 31, 2017 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of August 31, 2017, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determination of the Board required pursuant to Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)        The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)    The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2        APPROVAL OF SHAREHOLDERS.    The Trust will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Trust’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.6 herein.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1        The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by the Trust’s Chief Administrative Officer or any Vice President, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Target Fund shall reasonably request.

6.2        The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s Chief Administrative Officer or any Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Trust, on behalf of the Target Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Trust.

7.3        The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

7.4        The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5        The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1        This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Funds shall have received on the Closing Date an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)        The Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)        The execution and delivery of the Agreement by the Trust, on behalf of the Funds, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c)        To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by a Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares, and for the issuance of Acquiring Fund Shares, as applicable, and all other transactions pursuant to the Agreement have been obtained or made.

8.6        The Funds shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the

Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Vedder Price P.C. may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.6.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganization (“Reorganization Expenses”) will be borne by the Adviser or an affiliate thereof. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. For the purposes of this Section 9.1, Reorganization Expenses do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Fund shall bear such costs.

9.2        Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3        Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Trust’s Chief Administrative Officer or any Vice President without further action by the Board. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, respectively.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust or the Funds.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of such Fund, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, on behalf of each Fund, and signed by authorized officers of the Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund as provided in the Trust’s Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN INVESTMENT TRUST, on behalf of Nuveen Large Cap Core Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN INVESTMENT TRUST, on behalf of Nuveen Concentrated Core Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, LLC

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

EXHIBIT A

SHARE CLASSES

Nuveen Concentrated Core Fund (Target Fund) – Share Classes	Nuveen Large Cap Core Fund (Acquiring Fund) – Corresponding Share Classes
A	A
C	C
R6	R6
I	I

Nuveen, LLC

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	NLCC 0618

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [ ] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on June 18, 2018

Please detach at perforation before mailing.

NUVEEN CONCENTRATED CORE FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON June 18, 2018	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Concentrated Core Fund, revoking previous proxies, hereby appoints Mark Czarniecki, Diana R. Gonzalez, Kevin J. McCarthy, Christopher M. Rohrbacher, Mark L. Winget, Gifford R. Zimmerman and Eric F. Fess, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Concentrated Core Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on June 18, 2018, at 2:00 p.m. Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Concentrated Core Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: [ ]

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Concentrated Core Fund

Special Meeting of Shareholders to Be Held on June 18, 2018.

The Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Mutual-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:     ⬛

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of Nuveen Concentrated Core Fund, a series of Nuveen Investment Trust (the “Target Fund”), to Nuveen Large Cap Core Fund, a series of Nuveen Investment Trust (the “Acquiring Fund”), in exchange solely for Class A, Class C, Class I and Class R6 shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Class A, Class C, Class I and Class R6 shares of the Acquiring Fund to the shareholders of Class A, Class C, Class I and Class R6 shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED MARCH 22, 2018

STATEMENT OF ADDITIONAL INFORMATION

NUVEEN LARGE CAP CORE FUND

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN CONCENTRATED CORE FUND

333 West Wacker Dr.

Chicago, Illinois 60606

Telephone: (312) 917-7700

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [•], 2018 for use in connection with the special meeting of shareholders of Nuveen Concentrated Core Fund (the “Target Fund”), a series of Nuveen Investment Trust (the “Trust”), to be held on June 18, 2018 at 2:00 p.m., Central time and at any and all adjournments and postponements thereof (the “Special Meeting”). At the Special Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Nuveen Large Cap Core Fund (the “Acquiring Fund”), also a series of the Trust, as described in the Proxy Statement/Prospectus. The Target Fund and the Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.” Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Trust at the address shown above or by calling (800) 257-8787.

Further information about the Funds is contained in each Fund’s statement of additional information. Each Fund’s statement of additional information, dated December 29, 2017 (as filed December 29, 2017) (File Nos. 333-03715 and 811-07619), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to each Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition of the Acquiring Fund as if the Reorganization had been consummated on August 31, 2017 and the results of operations of the Acquiring Fund as if the Reorganization had taken place on the first day of the 12 month period ended August 31, 2017.

The audited financial statements and related independent registered public accounting firm’s report for each Fund are contained in each Fund’s Annual Report for the fiscal year ended August 31, 2017 (as filed November 8, 2017) (File No. 811-07619), which is incorporated herein by reference only insofar as it relates to each Fund. No other parts of each Fund’s Annual Report are incorporated by reference herein.

The date of this SAI is [•], 2018.

Pro Forma Financial Information

Appendix A

Pro Forma Financial Statements for the Reorganization of Nuveen Concentrated Core Fund (the “Target Fund”) into Nuveen Large-Cap Core Fund (the “Acquiring Fund”)

Pro Forma Portfolio of Investments (Unaudited)

August 31, 2017

Shares				Value
Target Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Target Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
			LONG-TERM INVESTMENTS - 99.8%
			COMMON STOCKS - 99.8%
			Air Freight & Logistics - 0.8%
-	77,127	77,127	XPO Logistics, Incorporated, (2)	$-	$4,720,163		$4,720,163

			Airlines - 2.5%
85,100	102,434	187,534	Southwest Airlines Co., (3)	4,437,114	5,340,913		9,778,027
-	71,101	71,101	United Continental Holdings Inc., (2)	-	4,405,437		4,405,437

			Total Airlines	4,437,114	9,746,350		14,183,464

			Auto Components - 2.0%
-	57,845	57,845	Delphi Automotive PLC	-	5,576,271		5,576,271
-	33,743	33,743	Lear Corporation	-	5,045,927		5,045,927
-	6,026	6,026	Visteon Corporation, (2)	-	695,588		695,588

			Total Auto Components	-	11,317,786		11,317,786

			Automobiles - 3.5%
419,100	413,352	832,452	Ford Motor Company, (3)	4,622,673	4,559,269		9,181,942
133,500	161,484	294,984	General Motors Company, (3)	4,878,090	5,900,637		10,778,727

			Total Automobiles	9,500,763	10,459,906		19,960,669

			Banks - 4.6%
196,000	392,865	588,865	Bank of America Corporation, (3)	4,682,440	9,385,541		14,067,981
-	7,231	7,231	Citigroup Inc.	-	491,901		491,901
-	21,692	21,692	JP Morgan Chase & Co.	-	1,971,579		1,971,579
-	347,071	347,071	Regions Financial Corporation	-	4,897,169		4,897,169
-	27,717	27,717	SVB Financial Group, (2)	-	4,693,674		4,693,674

			Total Banks	4,682,440	21,439,864		26,122,304

See accompanying notes to pro forma financial statements.

Shares				Value
Target Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Target Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
			Biotechnology - 7.7%
27,700	42,179	69,879	Amgen Inc., (3)	$4,924,229	$7,498,115		$12,422,344
-	20,487	20,487	Biogen Inc., (2)	-	6,485,307		6,485,307
36,200	50,614	86,814	Celgene Corporation, (2), (3)	5,029,266	7,031,871		12,061,137
62,500	87,973	150,473	Gilead Sciences, Inc., (3)	5,231,875	7,364,203		12,596,078

			Total Biotechnology	15,185,370	28,379,496		43,564,866

			Building Products - 0.8%
-	62,666	62,666	Owens Corning	-	4,645,398		4,645,398

			Capital Markets - 7.9%
-	108,460	108,460	Bank New York Mellon	-	5,670,269		5,670,269
-	97,614	97,614	E*Trade Group Inc., (2)	-	4,003,136		4,003,136
102,100	113,280	215,380	Franklin Resources, Inc., (3)	4,413,783	4,897,096		9,310,879
-	125,331	125,331	Morgan Stanley	-	5,702,566		5,702,566
-	57,845	57,845	Raymond James Financial Inc.	-	4,530,431		4,530,431
51,500	61,460	112,960	State Street Corporation, (3)	4,763,235	5,684,477		10,447,712
-	109,665	109,665	TD Ameritrade Holding Corporation	-	4,750,676		4,750,676

			Total Capital Markets	9,177,018	35,238,651		44,415,669

			Chemicals - 0.8%
-	148,228	148,228	Olin Corporation	-	4,777,393		4,777,393

			Communications Equipment - 2.0%
-	197,638	197,638	Cisco Systems, Inc.	-	6,365,905		6,365,905
-	168,715	168,715	Juniper Networks Inc.	-	4,678,466		4,678,466

			Total Communications Equipment	-	11,044,371		11,044,371

			Construction & Engineering - 0.8%
-	79,537	79,537	Jacobs Engineering Group, Inc.	-	4,333,974		4,333,974

			Containers & Packaging - 1.5%
-	80,742	80,742	Berry Plastics Corporation, (2)	-	4,540,939		4,540,939
-	73,512	73,512	WestRock Company	-	4,183,541		4,183,541

			Total Containers & Packaging	-	8,724,480		8,724,480

			Diversified Consumer Services - 1.6%
-	7,231	7,231	Graham Holdings Company	-	4,245,833		4,245,833
-	177,151	177,151	H & R Block Inc.	-	4,737,010		4,737,010

			Total Diversified Consumer Services	-	8,982,843		8,982,843

See accompanying notes to pro forma financial statements.

Shares				Value
Target Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Target Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
			Diversified Financial Services - 0.4%
-	12,051	12,051	Berkshire Hathaway Inc., Class B	$-	$2,183,172		$2,183,172

			Diversified Telecommunication Services - 0.6%
-	238,048	238,048	Frontier Communications Corporation	-	3,206,512		3,206,512

			Electrical Equipment - 0.9%
-	63,871	63,871	Regal-Beloit Corporation	-	4,815,848		4,815,848

			Electronic Equipment, Instruments & Components - 1.2%
-	159,074	159,074	Jabil Inc.	-	4,986,973		4,986,973
-	106,049	106,049	Vishay Intertechnology Inc.	-	1,877,074		1,877,074

			Total Electronic Equipment, Instruments & Components	-	6,864,047		6,864,047

			Energy Equipment & Services - 0.3%
-	169,920	169,920	Rowan Companies Inc.	-	1,656,721		1,656,721

			Food & Staples Retailing - 6.9%
-	34,948	34,948	Costco Wholesale Corporation	-	5,477,765		5,477,765
57,200	81,947	139,147	CVS Health Corporation, (3)	4,423,848	6,337,802		10,761,650
60,300	78,332	138,632	Walgreens Boots Alliance Inc., (3)	4,914,450	6,384,054		11,298,504
60,100	85,563	145,663	Wal-Mart Stores, Inc., (3)	4,692,007	6,679,871		11,371,878

			Total Food & Staples Retailing	14,030,305	24,879,492		38,909,797

			Food Products - 0.3%
-	44,589	44,589	Archer-Daniels-Midland Company	-	1,842,416		1,842,416

			Health Care Providers & Services - 10.7%
-	36,153	36,153	Aetna Inc.	-	5,701,361		5,701,361
-	62,666	62,666	AmerisourceBergen Corporation	-	5,028,911		5,028,911
-	32,538	32,538	CIGNA Corporation	-	5,923,848		5,923,848
75,200	87,973	163,173	Express Scripts, Holding Company, (2), (3)	4,724,064	5,526,451		10,250,515
-	21,692	21,692	Humana Inc.	-	5,588,273		5,588,273
31,800	36,153	67,953	McKesson HBOC Inc., (3)	4,748,058	5,398,035		10,146,093
24,800	42,179	66,979	UnitedHealth Group Incorporated, (3)	4,932,720	8,389,352		13,322,072
-	27,717	27,717	Wellcare Health Plans Inc., (2)	-	4,841,686		4,841,686

			Total Health Care Providers & Services	14,404,842	46,397,917		60,802,759

			Hotels, Restaurants & Leisure - 4.2%
-	21,692	21,692	Carnival Corporation	-	1,507,155		1,507,155
-	85,563	85,563	Hyatt Hotels Corporation, Class A, (2)	-	5,091,830		5,091,830
38,800	42,179	80,979	Royal Caribbean Cruises Limited, (3)	4,829,048	5,249,566		10,078,614

See accompanying notes to pro forma financial statements.

Shares				Value
Target Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Target Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
-	45,794	45,794	Wyndham Worldwide Corporation	$-	$4,564,752		$4,564,752
-	16,871	16,871	Wynn Resorts Ltd	-	2,344,969		2,344,969

			Total Hotels, Restaurants & Leisure	4,829,048	18,758,272		23,587,320

			Independent Power & Renewable Electricity Producers - 0.8%
-	313,328	313,328	Calpine Corporation, (2)	-	4,605,919		4,605,919

			Insurance - 0.9%
-	72,306	72,306	Lincoln National Corporation	-	4,906,713		4,906,713

			Interent and Direct Marketing Retail - 2.4%
-	3,615	3,615	Amazon.com, Inc.	-	3,545,183		3,545,183
32,100	34,948	67,048	Expedia, Inc., (3)	4,762,356	5,184,900		9,947,256

			Total Interent and Direct Marketing Retail	4,762,356	8,730,083		13,492,439

			Internet Software & Services - 2.1%
-	7,231	7,231	Alphabet Inc., Class A, (2)	-	6,906,998		6,906,998
-	19,282	19,282	Facebook Inc., Class A Shares, (2)	-	3,315,876		3,315,876
-	15,666	15,666	VeriSign, Inc.	-	1,625,388		1,625,388

			Total Internet Software & Services	-	11,848,262		11,848,262

			IT Services - 3.6%
36,900	53,025	89,925	MasterCard, Inc., (3)	4,918,770	7,068,193		11,986,963
-	80,742	80,742	Visa Inc.	-	8,358,429		8,358,429

			Total IT Services	4,918,770	15,426,622		20,345,392

			Machinery - 1.4%
-	132,562	132,562	Allison Transmission Holdings Inc.	-	4,603,870		4,603,870
-	39,769	39,769	Ingersoll Rand Company Limited, Class A	-	3,395,835		3,395,835

			Total Machinery	-	7,999,705		7,999,705

			Media - 1.8%
-	51,820	51,820	AMC Networks Inc., Class A Shares, (2)	-	3,149,595		3,149,595
-	165,100	165,100	Discovery Communications Inc., Class A Shares, (2)	-	3,666,863		3,666,863
-	20,487	20,487	Omnicom Group, Inc.	-	1,482,836		1,482,836
-	191,612	191,612	TEGNA, Inc.	-	1,626,786		1,626,786

			Total Media	-	9,926,080		9,926,080

See accompanying notes to pro forma financial statements.

Shares				Value
Target Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Target Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
			Multiline Retail - 1.7%
-	53,025	53,025	Big Lots, Inc.	$-	$2,523,976		$2,523,976
-	113,280	113,280	Kohl’s Corporation	-	4,506,280		4,506,280
-	51,820	51,820	Nordstrom, Inc.	-	2,312,190		2,312,190

			Total Multiline Retail	-	9,342,446		9,342,446

			Oil, Gas & Consumable Fuels - 0.4%
-	28,923	28,923	Exxon Mobil Corporation	-	2,207,659		2,207,659

			Pharmaceuticals - 0.5%
-	20,487	20,487	Johnson & Johnson	-	2,711,840		2,711,840

			Professional Services - 1.7%
-	43,384	43,384	Manpower Inc.	-	4,837,733		4,837,733
-	101,229	101,229	Robert Half International Inc.	-	4,585,673		4,585,673

			Total Professional Services	-	9,423,406		9,423,406

			Real Estate Management & Development - 1.7%
-	137,382	137,382	CBRE Group Inc., (2)	-	4,956,749		4,956,749
-	134,972	134,972	Realogy Holdings Corporation	-	4,575,550		4,575,550

			Total Real Estate Management & Development	-	9,532,299		9,532,299

			Software - 4.5%
-	54,230	54,230	Citrix Systems, (2)	-	4,241,313		4,241,313
-	85,563	85,563	Microsoft Corporation	-	6,397,515		6,397,515
-	61,460	61,460	Synopsys Inc., (2)	-	4,942,649		4,942,649
46,600	45,794	92,394	VMware Inc., (2), (3)	5,037,460	4,950,338		9,987,798

			Total Software	5,037,460	20,531,815		25,569,275

			Specialty Retail - 4.8%
-	90,383	90,383	Best Buy Co., Inc.	-	4,904,182		4,904,182
-	30,128	30,128	Burlington Store Inc., (2)	-	2,625,024		2,625,024
-	222,945	222,945	GameStop Corporation	-	4,124,478		4,124,478
-	184,381	184,381	Gap, Inc.	-	4,355,088		4,355,088
-	40,974	40,974	Home Depot, Inc.	-	6,140,719		6,140,719
-	476,017	476,017	Staples, Inc.	-	4,862,516		4,862,516

			Total Specialty Retail	-	27,012,007		27,012,007

See accompanying notes to pro forma financial statements.

Shares				Value
Target Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Target Fund	Acquiring Fund (5)	Pro Forma Adjustments		Acquiring Fund Pro Forma (5)
			Technology Hardware, Storage & Peripherals - 8.1%
31,200	133,767	164,967	Apple, Inc., (3)	$5,116,800	$21,937,763			$27,054,563
-	265,124	265,124	HP Inc.	-	5,058,557			5,058,557
-	121,716	121,716	NCR Corporation	-	4,446,278			4,446,278
-	107,255	107,255	NetApp, Inc.	-	4,146,459			4,146,459
-	60,255	60,255	Western Digital Corporation	-	5,318,739			5,318,739

			Total Technology Hardware, Storage & Peripherals	5,116,800	40,907,796			46,024,596

			Trading Companies & Distributors - 0.6%
-	67,486	67,486	WESCO International Inc., (2)	-	3,404,668			3,404,668

			Wireless Telecommunication Services - 0.8%
-	161,484	161,484	Telephone and Data Systems Inc.	-	4,733,105			4,733,105

			Total Long-Term Investments (cost $91,419,058, $414,155,743 and $505,574,801)	96,082,286	467,665,497			563,747,783

			Other Assets Less Liabilities - 0.2%	(129,299)	1,078,411	(14,338	) (4)	934,774

			Net Assets - 100%	$95,952,987	$468,743,908	$(14,338)		$564,682,557

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of the Pro Forma Portfolio of Investments, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on the Acquiring Fund Pro Forma’s net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	It is currently anticipated that the security, or a portion of the security, may be disposed of as part of the Reorganization. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of the Reorganization.
(4)	The Pro Forma Portfolio of Investments assumes the Target Fund will be required to distribute its tax basis undistributed net investment income of $605,540 and tax basis accumulated net realized gains of $880,187 to its shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Target Fund shares using estimated reinvestment rates of 98%, 100%, 64% and 99% for Class A, Class C, Class R6, and Class I, respectively, resulting in a total cash distribution for the Target Fund of $14,338.
(5)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Core Plus Fund, a series of the Trust, in a tax-free reorganization (the “Prior Reorganization”). The assets and liabilities of the Nuveen Large Cap Core Plus Fund as of August 31, adjusted to remove balances related to short sale activities, were combined with the assets and liabilities of the Acquiring Fund as of August 31, 2017, to derive the Acquiring Fund and Acquiring Fund Pro Forma balances.

See accompanying notes to pro forma financial statements.

Pro Forma Statement of Assets and Liabilities

Year Ended August 31, 2017 (Unaudited)

	Target Fund	Acquiring Fund (a)	Pro Forma Adjustments		Acquiring Fund Pro Forma (a)
Assets
Long-term investments, at value ($91,419,058, $414,155,743, and $505,574,801, respectively)	$96,082,286	$467,665,497			$563,747,783
Receivable for:
Dividends	201,776	678,131			879,907
Investments sold	—	7,133,830			7,133,830
Shares sold	293,792	1,414,980			1,708,772
Other assets	24,769	53,907			78,676
Total assets	96,602,623	476,946,345			573,548,968

Liabilities
Cash overdraft	235,649	223,850			459,499
Payable for:
Investments purchased	—	6,596,133			6,596,133
Shares redeemed	278,671	845,794			1,124,465
Dividends	—	—	14,338	(b)	14,338
Accrued expenses:
Custodian fees	11,839	21,819			33,658
Management fees	45,225	265,521			310,746
Professional fees	18,581	22,256			40,837
Trustees fees	394	4,187			4,581
12b-1 distribution and service fees	20,706	73,672			94,378
Other	38,571	149,205			187,776
Total liabilities	649,636	8,202,437	14,338		8,866,411
Net assets	$95,952,987	$468,743,908	$(14,338)		$564,682,557
Class A Shares
Net assets	$16,148,669	$65,198,605	$(5,001	)(b)	81,342,273
Shares outstanding	540,033	2,086,335	(23,440	)(c)	2,602,928
Net asset value ("NAV") per share	$29.90	$31.25			$31.25
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$31.72	$33.16			$33.16
Class C Shares
Net assets	$20,612,532	$71,087,228	$—	(b)	91,699,760
Shares outstanding	702,035	2,309,842	(32,271	)(c)	2,979,606
NAV and offering price per share	$29.36	$30.78			$30.78
Class R6 Shares
Net assets	$31,787	$17,095,285	$(177	)(b)	17,126,895
Shares outstanding	1,061	545,669	(51	)(c)	546,679
NAV and offering price per share	$29.97	$31.33			$31.33

See accompanying notes to pro forma financial statements.

	Target Fund	Acquiring Fund (a)	Pro Forma Adjustments		Acquiring Fund Pro Forma (a)
Class I Shares
Net assets	$59,159,999	$315,336,741	$(9,160	)(b)	$374,487,580
Shares outstanding	1,974,711	10,070,988	(85,596	)(c)	11,960,103
NAV and offering price per share	$29.96	$31.31			$31.31

Class T Shares(d)
Net assets		$26,049			$26,049
Shares outstanding		833			$833
NAV per share		$31.29			$31.29
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)		$32.09			$32.09

Net assets consist of:
Capital paid-in	$91,516,252	$401,430,420	$1,471,389	(b)	$494,418,061
Undistributed (Over-distribution of) net investment income	605,540	2,042,786	(605,540	)(b)	2,042,786
Accumulated net realized gain (loss)	(832,033)	16,860,568	(880,187	)(b)	15,148,348
Net unrealized appreciation (depreciation)	4,663,228	48,410,134			53,073,362
Net assets	$95,952,987	$468,743,908	$(14,338)		$564,682,557
Authorized shares – per class	Unlimited	Unlimited			Unlimited
Par value per share	$0.01	$0.01			$0.01

(a)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Core Plus Fund, a series of the Trust, in a tax-free reorganization (the “Prior Reorganization”). The assets and liabilities of the Nuveen Large Cap Core Plus Fund as of August 31, 2017, adjusted to remove balances related to short sale activities, were combined with the assets and liabilities of the Acquiring Fund as of August 31, 2017, to derive the Acquiring Fund and Acquiring Fund Pro Forma balances.
(b)	Assumes the Target Fund will be required to distribute its tax basis undistributed net investment income of $605,540 and tax basis accumulated net realized gains of $880,187 to its shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Target Fund shares using estimated reinvestment rates of 98%, 100%, 64% and 99% for Class A, Class C, Class R6, and Class I, respectively, resulting in a total cash distribution for the Target Fund of $14,338.
(c)	Reflects the issuance by the Acquiring Fund of approximately 516,593 Class A shares, 669,764 Class C shares, 1,010 Class R6 shares, and 1,889,115 Class I shares to Class A, Class C, Class R6, and Class I shareholders, respectively, of the Target Fund in connection with the Reorganization.
(d)	Class T shares are not available for public offering.

See accompanying notes to pro forma financial statements.

Pro Forma Statement of Operations

Year Ended August 31, 2017 (Unaudited)

	Target Fund	Acquiring Fund (a)	Adjustments		Acquiring Fund Pro Forma (a)
Investment Income (net of foreign tax withheld of $–, $10,004 and $10,004, respectively)	$1,627,886	$6,811,233	—		$8,439,119
Expenses
Management fees	631,419	2,623,242	(66,605	)(b)	3,188,056
12b-1 service fees – Class A Shares	69,100	166,539	—		235,639
12b-1 distribution and service fees – Class C Shares	218,383	669,769	—		888,152
12b-1 distribution and service fees – Class T Shares	—	16	—		16
Shareholder servicing agent fees	97,558	283,573	—		381,131
Custodian fees	28,901	59,472	(21,975	)(c)	66,398
Trustees fees	2,817	12,873	—		15,690
Professional fees	28,620	65,453	(19,175	)(c)	74,898
Shareholder reporting expenses	32,509	59,058	(27,012	)(c)	64,555
Federal and state registration fees	63,314	129,937	(6,000	)(c)	187,251
Other	15,220	21,239	(6,369	)(c)	30,090
Total expenses before fee waiver/expense reimbursement	1,187,841	4,091,171	(147,136)		5,131,876
Fee waiver/expense reimbursement	(165,496)	(172,177)	(60,067)		(397,740)
Net expenses	1,022,345	3,918,994	(207,203	)(d)	4,734,136
Net investment income (loss)	605,541	2,892,239	207,203		3,704,983
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	9,306,735	34,481,678	—		43,788,413
Change in net unrealized appreciation (depreciation) of investments	4,263,620	25,120,822	—		29,384,442
Net realized and unrealized gain (loss)	13,570,355	59,602,500	—		73,172,855
Net increase (decrease) in net assets from operations	$14,175,896	$62,494,739	207,203		76,877,838

(a)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Core Plus Fund, a series of the Trust, in a tax-free reorganization (the “Prior Reorganization”). The income and expenses of the Nuveen Large Cap Core Plus Fund for the year ended August 31, 2017, adjusted to remove balances related to short sale activities, were combined with the income and expenses of the Acquiring Fund as of August 31, 2017. The management fee reflects the average net assets of the Acquiring Fund for the twelve months ended August 31, 2017 and the net assets of the Nuveen Large Cap Core Plus Fund that were merged in October 13, 2017 being applied to the Acquiring Fund's fund level management fee schedule. The expense reimbursement amount reflects the 0.80% expense cap being applied to the average net assets of the Acquiring Fund for the twelve months ended August 31, 2017 and the net assets of the Nuveen Large Cap Core Plus Fund that were merged in October 13, 2017. Operating expenses were adjusted to reflect anticipated reductions of certain duplicative expenses eliminated as a result of the Prior Reorganization.
(b)	Reflects the impact of applying the Acquiring Fund's fund-level fee schedule to the Acquiring Fund Pro Forma’s average net assets.
(c)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(d)	Reflects the increase in expense reimbursement payments the Adviser would have made to the Acquiring Fund Pro Forma if the Reorganization had occurred on the first day of the 12-month period ended August 31, 2017. The net expenses decreased by $108,436 due to the expense reimbursement that took effect on October 16, 2017, and $98,767 due to the impact of the Reorganization.

See accompanying notes to pro forma financial statements.

Notes to Pro Forma Financial Statements (Unaudited)

1. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Nuveen Concentrated Core Fund (the “Target Fund”) into the Nuveen Large Cap Core Fund (the “Acquiring Fund”) (the “Reorganization”). The Acquiring Fund and the Target Fund are open-end management investment companies registered under the Investment Company Act of 1940, as amended. The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquiring Fund (adjusted to reflect the effect of the Acquiring Fund’s October 13, 2017 acquisition of all of the assets and liabilities of the Nuveen Large Cap Core Plus Fund) and the Target Fund as of August 31, 2017.

Under the terms of the Reorganization, the combination of the Acquiring Fund and the Target Fund (the “Acquiring Fund Pro Forma” or the “Fund”) will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the surviving fund to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund. The Reorganization will be accomplished by an acquisition of all the assets and the assumption of all the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund. The Pro Forma Portfolio of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Target Fund, the Acquiring Fund and the Acquiring Fund Pro Forma as of August 31, 2017. The Pro Forma Statement of Operations is presented for the Target Fund, the Acquiring Fund and the Acquiring Fund Pro Forma for the period from September 1, 2016 through August 31, 2017 (the “Reporting Period”).

Following the Reorganization, the Acquiring Fund will be the surviving fund. The surviving fund will have the portfolio management team, portfolio composition, strategies and investment objectives, policies and restrictions of the Acquiring Fund. No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

If the Reorganization had occurred as of August 31, 2017, the Target Fund would not have been required to dispose of any of its securities in order to comply with the Acquiring Fund’s investment policies and restrictions. However, due to the different investment styles used in managing the investment portfolios of the Acquiring Fund and the Target Fund, it is estimated that approximately 70% of the Target Fund’s portfolio as of August 31, 2017 would have been sold if the Reorganization had occurred on that date. It is anticipated that such sales will occur prior to the Reorganization. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $2.7 million (approximately $0.83 per share) and brokerage commissions or other transaction costs of approximately $42,000, based on average commission rates normally paid by the Target Fund, if such sales occurred on August 31, 2017.

The total costs of the Reorganization are estimated to be $225,000. Nuveen will pay all expenses associated with the Reorganization.

The accompanying pro forma financial statements and notes to the pro forma financial statements should be read in conjunction with the August 31, 2017 annual report of the Target Fund and the Acquiring Fund.

2. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Fund is a part of the Nuveen Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on May 6, 1996.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives

The investment objective of the Fund is long-term capital appreciation.

The Acquiring Fund’s most recent prospectus provides further description of the investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income on investments purchased is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Pro Forma Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Pro Forma Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Compensation

The Trust does not pay compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The

Trust has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 –Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

Level 1
Long-Term Investments*:
Common Stocks	$563,747,783

*	Refer to the Fund’s Pro Forma Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Pro Forma Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Pro Forma Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of August 31, 2017, the Fund had no unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

6. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Average Daily Net Assets
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For the next $3 billion	0.4250
For the next $2.5 billion	0.4000
For the next $2.5 billion	0.3875
For net assets over $10 billion	0.3750

The annual complex-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$76 billion	0.1806%
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

Upon closing of the Reorganization, the Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Fund through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses of the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Trust.

7. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Pro Forma Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

8. Subsequent Events

Fund Reorganizations

During September 2017, shareholders of the Nuveen Large Cap Core Plus Fund approved the reorganization into the Acquiring Fund. Nuveen Large Cap Core Plus Fund merged into the Acquiring Fund at the close of business on October 13, 2017.

Mutual Funds

Prospectus

December 29, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T

Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGFX	NNGRX	NNGTX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCFX	NLCIX	NLCTX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLAFX	NLIGX	NLATX
Nuveen Concentrated Core Fund	NCADX	NCAEX	—	NCARX	NCAFX	NCCTX
Nuveen Growth Fund	NSAGX	NSRCX	NBGRX	—	NSRGX	NSRTX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	—	NELIX	NELTX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	—	NIMEX	NMETX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

Section 1    Fund Summaries

Nuveen Large Cap Value Fund

Investment Objective

The investment objective of the Fund is to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 45 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 49 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-71 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class R6	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	None	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class R6	Class I	Class T
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%	0.00%	0.25%
Other Expenses	0.15%	0.15%	0.14%	0.08%	0.15%	0.15%
Total Annual Fund Operating Expenses	1.05%	1.80%	1.29%	0.73%	0.80%	1.05%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.05)%	(0.05)%	(0.04)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.75%	1.25%	0.68%	0.75%	1.00%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.20% after July 31, 2019) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are at the lesser of Total Annual Fund Operating Expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R3	Class R6	Class I	Class T
1 Year	$671	$178	$127	$69	$77	$349
3 Years	$882	$559	$403	$225	$247	$568
5 Years	$1,114	$967	$701	$398	$436	$807
10 Years	$1,777	$2,109	$1,551	$899	$982	$1,493

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2017, the range was $1.8 billion to $744.6 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000 Value Index, at the time of purchase.

The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Fund’s sub-adviser will generally sell a security if its model ranking declines or research reveals a deterioration of the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Section 1    Fund Summaries

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Value Stock Risk—The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s performance information prior to June 24, 2013 reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2017 was 9.20%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 16.94% and -21.89%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates

Section 1    Fund Summaries

and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class R6 or Class T shares, which have not been offered for a full calendar year.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R3)
Class A (return before taxes)	8/07/96	12.44%	12.54%	5.39%	N/A
Class A (return after taxes on distributions)		12.09%	10.16%	3.69%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		7.33%	9.31%	3.86%	N/A
Class C (return before taxes)	8/07/96	18.46%	13.04%	5.23%	N/A
Class R3 (return before taxes)	8/04/08	19.04%	13.60%	N/A	7.75%
Class I (return before taxes)	8/07/96	19.62%	14.16%	6.27%	N/A
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)		17.34%	14.80%	5.72%	8.82%
Lipper Multi-Cap Value Funds Category Average[2] (reflects no deduction for taxes or sales loads)		15.81%	13.36%	5.46%	8.36%
1	An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
2	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Value Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	June 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A, Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class R3	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

•  No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

•  $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

•  No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Large Cap Core Fund

Investment Objective

The investment objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 45 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 49 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-71 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R6	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Class I	Class T
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.16%	0.16%	0.09%	0.16%	0.16%
Total Annual Fund Operating Expenses	1.06%	1.81%	0.74%	0.81%	1.06%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.75%	0.68%	0.75%	1.00%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R6	Class I	Class T
1 Year	$671	$178	$69	$77	$349
3 Years	$884	$560	$227	$249	$569
5 Years	$1,117	$971	$402	$440	$811
10 Years	$1,787	$2,119	$909	$993	$1,503

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 121% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2017, the range was $1.8 billion to $744.6 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000 Index, at the time of purchase.

The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Fund’s sub-adviser will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Section 1    Fund Summaries

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2017 was 12.26%. The performance of the other share classes will differ due to their different expense structures.

During the three-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 6.57% and -8.76%, respectively, for the quarters ended September 30, 2016 and September 30, 2015.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Section 1    Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class R6 or Class T shares, which have not been offered for a full calendar year.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	6/17/13	6.64%	10.94%
Class A (return after taxes on distributions)		6.46%	10.28%
Class A (return after taxes on distributions and sale of Fund shares)		3.90%	8.37%
Class C (return before taxes)	6/17/13	12.26%	11.96%
Class I (return before taxes)	6/17/13	13.44%	13.08%
Russell 1000® Index[1] (reflects no deduction for fees, expenses or taxes)		12.05%	11.46%
Lipper Multi-Cap Core Funds Category Average[2] (reflects no deduction for taxes or sales loads)		10.27%	9.49%
1	An index that measures the performance of the large-cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.
2	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	June 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A, Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial

Section 1    Fund Summaries

intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

•  No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

•  $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

•  No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Large Cap Growth Fund

Investment Objective

The investment objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 45 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 49 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-71 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R6	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Class I	Class T
Management Fees	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.27%	0.28%	0.23%	0.28%	0.27%
Total Annual Fund Operating Expenses	1.18%	1.94%	0.89%	0.94%	1.18%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.20)%	(0.21)%	(0.21)%	(0.21)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.98%	1.73%	0.68%	0.73%	0.98%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R6	Class I	Class T
1 Year	$669	$176	$69	$75	$347
3 Years	$898	$577	$250	$266	$584
5 Years	$1,157	$1,016	$460	$487	$853
10 Years	$1,898	$2,237	$1,065	$1,124	$1,618

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 136% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2017, the range was $1.8 billion to $744.6 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000 Growth Index, at the time of purchase.

The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Fund’s sub-adviser will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Section 1    Fund Summaries

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2017 was 15.58%. The performance of the other share classes will differ due to their different expense structures.

During the three-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 6.39% and -8.37%, respectively, for the quarters ended September 30, 2016 and September 30, 2015.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates

Section 1    Fund Summaries

and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class R6 shares, which have not been offered for a full calendar year.

Performance is not shown for Class T shares, which have not commenced operations as of the date of this prospectus.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	6/17/13	3.52%	10.09%
Class A (return after taxes on distributions)		3.35%	9.03%
Class A (return after taxes on distributions and sale of Fund shares)		2.14%	7.54%
Class C (return before taxes)	6/17/13	9.03%	11.12%
Class I (return before taxes)	6/17/13	10.13%	12.22%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)		7.08%	12.02%
Lipper Multi-Cap Core Funds Category Average[2] (reflects no deduction for taxes or sales loads)		10.27%	9.49%
1	An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
2	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	June 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A, Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

•  No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

•  $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

•  No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Concentrated Core Fund

Investment Objective

The investment objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 45 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 49 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-71 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R6	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Class I	Class T
Management Fees	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.30%	0.30%	0.20%	0.31%	0.30%
Total Annual Fund Operating Expenses	1.26%	2.01%	0.91%	1.02%	1.26%
Fee Waivers and/or Expense Reimbursements[3]	(0.18)%	(0.18)%	(0.18)%	(0.19)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.08%	1.83%	0.73%	0.83%	1.08%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.86% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R6	Class I	Class T
1 Year	$679	$186	$75	$85	$357
3 Years	$925	$603	$261	$294	$612
5 Years	$1,201	$1,056	$476	$534	$897
10 Years	$1,986	$2,314	$1,093	$1,220	$1,710

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 137% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective by investing in a portfolio of 15-30 equity securities. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000 Index, at the time of purchase. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities.

The Fund’s sub-adviser will focus on larger capitalization companies in the Russell 1000 Index, and will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Fund’s sub-adviser will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may

Section 1    Fund Summaries

invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Non-Diversification Risk—As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2017 was 14.36%. The performance of the other share classes will differ due to their different expense structures.

During the three-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 7.54% and -8.81%, respectively, for the quarters ended December 31, 2014 and September 30, 2015.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Section 1    Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class R6 shares, which have not been offered for a full calendar year.

Performance is not shown for Class T shares, which have not commenced operations as of the date of this prospectus.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	6/17/13	(1.86)%	8.88%
Class A (return after taxes on distributions)		(2.32)%	8.23%
Class A (return after taxes on distributions and sale of Fund shares)		(0.67)%	6.81%
Class C (return before taxes)	6/17/13	3.34%	9.88%
Class I (return before taxes)	6/17/13	4.37%	10.99%
Russell 1000® Index[1] (reflects no deduction for fees, expenses or taxes)		12.05%	11.46%
Lipper Large-Cap Core Funds Category Average[2] (reflects no deduction for taxes or sales loads)		10.04%	9.70%
1	An index that measures the performance of the large-cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.
2	Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Core Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	June 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A, Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial

Section 1    Fund Summaries

intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

•  No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

•  $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

•  No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Growth Fund

Investment Objective

The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 45 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 49 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-71 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class I	Class T
Management Fees	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%	0.25%
Other Expenses	0.40%	0.40%	0.41%	0.40%	0.40%
Total Annual Fund Operating Expenses	1.31%	2.06%	1.57%	1.06%	1.31%
Fee Waivers and/or Expense Reimbursements[3]	(0.29)%	(0.29)%	(0.30)%	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.02%	1.77%	1.27%	0.77%	1.02%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% (1.40% after July 31, 2019) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are at the lesser of Total Annual Fund Operating Expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R3	Class I	Class T
1 Year	$673	$180	$129	$79	$351
3 Years	$923	$601	$448	$291	$610
5 Years	$1,210	$1,066	$810	$539	$907
10 Years	$2,025	$2,353	$1,826	$1,252	$1,750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range.

The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Currency Risk—Even though the non-U.S. securities held by the Fund are traded in U.S. dollars, their prices are typically indirectly influenced by currency fluctuations. Changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains or losses realized on the sale of securities.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Section 1    Fund Summaries

Non-U.S. Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2017 was 15.35%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 13.46% and -21.00%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class T shares, which have not commenced operations as of the date of this prospectus.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R3)
Class A (return before taxes)	3/28/06	0.27%	11.37%	5.26%	N/A
Class A (return after taxes on distributions)		(1.59)%	9.71%	4.47%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		1.71%	8.97%	4.16%	N/A
Class C (return before taxes)	3/28/06	5.61%	11.86%	5.10%	N/A
Class R3 (return before taxes)	3/03/09	6.11%	12.41%	N/A	15.03%
Class I (return before taxes)	3/28/06	6.67%	12.98%	6.16%	N/A
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)		7.08%	14.50%	8.33%	18.75%
Lipper Large-Cap Growth Funds Category Average[2] (reflects no deduction for taxes or sales loads)		1.79%	13.03%	7.10%	16.77%
1	An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
2	Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Category.

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	December 2012
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A, Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through
fee-based programs. (Class T shares are not available through fee-based programs.)

•  No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Equity Long/Short Fund

Investment Objective

The investment objective of the Fund is long-term capital appreciation with low correlation to the U.S. equity market.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 45 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 49 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-71 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class T
Management Fees	1.26%	1.26%	1.26%	1.26%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses
Dividend Expense on Securities Sold Short	1.18%	1.17%	1.18%	1.18%
Prime Broker Expense	0.56%	0.56%	0.54%	0.56%
Remainder of Other Expenses	0.29%	0.29%	0.28%	0.29%
Total Annual Fund Operating Expenses	3.54%	4.28%	3.26%	3.54%
Fee Waivers and/or Expense Reimbursements[3]	(0.18)%	(0.18)%	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	3.36%	4.10%	3.08%	3.36%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short, and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class I	Class T
1 Year	$894	$412	$311	$580
3 Years	$1,573	$1,272	$977	$1,282
5 Years	$2,282	$2,155	$1,678	$2,016
10 Years	$4,148	$4,420	$3,538	$3,946

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 186% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000 Index, at the time the position is taken. As a result, the Fund will invest significantly in large-capitalization companies.

When the Fund takes a long position in a security, it purchases the security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. In addition, to borrow the security, the Fund may be required to pay a premium to the lender. The Fund will sell a security short if it expects that it will be able to make this later purchase at a lower price than the price at which it sold the security short. The use of both long and short positions allows the sub-adviser to invest based on both its positive and negative views on individual stocks. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. The Fund intends to generally maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions. This net long exposure is expected to be at least 40% under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.

The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management, with the sub-adviser taking long positions in companies that it has identified as attractive and short positions in companies that it expects to underperform. Securities generally are added to the portfolio as long or short positions based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. However, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. As a result, the sub-adviser may take a long position in a security which receives a low ranking from the quantitative models, in order to maintain a required minimum position in that security. The Fund’s sub-adviser will generally sell a security if its model ranking declines or fundamental research reveals a deterioration of the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Section 1    Fund Summaries

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—The value of equity securities held in the Fund’s long portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. Conversely, the value of the Fund’s short positions may decline because of an increase in the equity market as a whole or because of increases in a particular company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests, and generally maintains a net long position, primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Short Sales Risk—The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price to close out a short position. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The sub-adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets.

To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns.

Section 1    Fund Summaries

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s performance information prior to March 1, 2013 reflects the Fund’s performance under the management of a different sub-adviser using investment strategies that differed significantly from those currently in place. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2017 was 12.13%. The performance of the other share classes will differ due to their different expense structures.

During the eight-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 16.68% and -17.82%, respectively, for the quarters ended June 30, 2009 and September 30, 2011.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class T shares, which have not commenced operations as of the date of this prospectus.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	5 Years	Since Inception
Class A (return before taxes)	12/30/08	(1.51)%	9.29%	9.23%
Class A (return after taxes on distributions)		(1.51)%	8.75%	8.73%
Class A (return after taxes on distributions and sale of Fund shares)		(0.86)%	7.37%	7.47%
Class C (return before taxes)	12/30/08	3.73%	9.76%	9.21%
Class I (return before taxes)	12/30/08	4.76%	10.87%	10.32%
Russell 1000® Index[1] (reflects no deduction for fees, expenses or taxes)		12.05%	14.69%	14.95%
Lipper Alternative Long/Short Equity Funds Category Average[2] (reflects no deduction for taxes or sales loads)		3.14%	5.32%	6.73%
1	An index that measures the performance of the large-cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.
2	Represents the average annualized returns for all reporting funds in the Lipper Alternative Long/Short Equity Funds Category.

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	February 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	February 2013

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A, Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

•  No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Equity Market Neutral Fund

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation independent of the U.S. equity market.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 45 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 49 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-71 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class T
Management Fees	1.26%	1.26%	1.26%	1.26%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses
Dividend Expense on Securities Sold Short	1.40%	1.39%	1.39%	1.40%
Prime Broker Expense	0.05%	0.01%	0.00%	0.05%
Remainder of Other Expenses	0.36%	0.37%	0.37%	0.36%
Total Annual Fund Operating Expenses	3.32%	4.03%	3.02%	3.32%
Fee Waivers and/or Expense Reimbursements[3]	(0.27)%	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	3.05%	3.76%	2.75%	3.05%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short, and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class I	Class T
1 Year	$865	$378	$278	$550
3 Years	$1,500	$1,187	$893	$1,207
5 Years	$2,172	$2,029	$1,549	$1,902
10 Years	$3,952	$4,204	$3,306	$3,744

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the sub-adviser may adjust the Fund’s long and short positions from time to time in an attempt to maintain the desired exposure to the stock market, the Fund’s portfolio turnover rate may exceed 100%. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective utilizing a market neutral strategy, the goal of which is to generate absolute returns that are due primarily to stock selection, rather than the returns and direction of the stock market. The Fund implements its market neutral strategy by establishing long and short positions in a diversified portfolio of equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Russell 1000 Index at the time of purchase.

When the Fund takes a long position in a security, it purchases the security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. In addition, to borrow the security, the Fund may be required to pay a premium to the lender. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions.

The Fund’s sub-adviser will invest in long positions that are expected to deliver the overall returns of the stock market, plus additional performance unique to the specific stocks purchased by the sub-adviser. The short positions selected by the sub-adviser are expected to deliver the inverse of the overall returns of the stock market, plus additional performance unique to the specific stocks sold short by the sub-adviser. The goal is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to the sub-adviser’s stock selection process, rather than stock market movements. At times, however, the Fund may have more exposure to the stock market (either positive or negative) in order to take advantage of market opportunities. At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.

The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio as long or short positions based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Fund’s sub-adviser generally will decrease or eliminate a short or long position in a security if the security’s model ranking changes significantly or research reveals a significant change in the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Section 1    Fund Summaries

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—The value of equity securities held in the Fund’s long portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. Conversely, the value of the Fund’s short positions may decline because of an increase in the equity market as a whole or because of increases in a particular company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests, and generally maintains a net long position, primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Short Sales Risk—The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price to close out a short position. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The sub-adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets.

Section 1    Fund Summaries

To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2017 was 2.43%. The performance of the other share classes will differ due to their different expense structures.

During the three-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 7.10% and -4.66%, respectively, for the quarters ended December 31, 2016 and June 30, 2016.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class T shares, which have not commenced operations as of the date of this prospectus.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	6/17/13	(0.26)%	3.23%
Class A (return after taxes on distributions)		(0.26)%	3.02%
Class A (return after taxes on distributions and sale of Fund shares)		(0.15)%	2.46%
Class C (return before taxes)	6/17/13	5.05%	4.19%
Class I (return before taxes)	6/17/13	6.10%	5.24%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index[1] (reflects no deduction for fees, expenses or taxes)		0.33%	0.13%
Lipper Alternative Equity Market Neutral Funds Category Average[2] (reflects no deduction for taxes or sales loads)		1.43%	1.56%
1	An unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.
2	Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Category.

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	June 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A, Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

•  No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Section 2    How We Manage Your Money

To help you better understand the Funds, this section includes a detailed discussion of the Funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of September 30, 2017, Nuveen, LLC managed approximately $948 billion in assets, of which approximately $137 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

The portfolio managers for the Funds are Robert C. Doll and Scott M. Tonneson. Each portfolio manager’s business experience for the last five years is set forth below.

•	Robert C. Doll, CFA, joined Nuveen Asset Management on November 26, 2012, as Senior Portfolio Manager and Chief Equity Strategist. Prior to joining Nuveen Asset Management, Mr. Doll most recently was a Senior Advisor to BlackRock Advisors, LLC (“BlackRock”) from July 2012 to November 2012 and prior thereto served as BlackRock’s Chief Equity Strategist for Fundamental Equities from January 2009 to June 2012 and Head of Equities from October 2006 to December 2008.

•	Scott M. Tonneson, CFA, entered the financial services industry in 1994 and joined the firm in 2007.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the statement of additional information.

Section 2    How We Manage Your Money

Management Fees

The management fee schedule for each Fund consists of two components: a Fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Nuveen Large Cap Value Fund	Nuveen Large Cap Core Fund	Nuveen Large Cap Growth Fund	Nuveen Concentrated Core Fund	Nuveen Growth Fund	Nuveen Equity Long/Short Fund	Nuveen Equity Market Neutral Fund
For the first $125 million	0.5000%	0.5000%	0.5000%	0.5500%	0.5000%	1.1000%	1.1000%
For the next $125 million	0.4875%	0.4875%	0.4875%	0.5375%	0.4875%	1.0875%	1.0875%
For the next $250 million	0.4750%	0.4750%	0.4750%	0.5250%	0.4750%	1.0750%	1.0750%
For the next $500 million	0.4625%	0.4625%	0.4625%	0.5125%	0.4625%	1.0625%	1.0625%
For the next $1 billion	0.4500%	0.4500%	0.4500%	0.5000%	0.4500%	1.0500%	1.0500%
For the next $3 billion	0.4250%	0.4250%	0.4250%	0.4750%	0.4250%	1.0250%	1.0250%
For the next $2.5 billion	0.4000%	0.4000%	0.4000%	0.4500%	0.4000%	1.0000%	1.0000%
For the next $2.5 billion	0.3875%	0.3875%	0.3875%	0.4375%	0.3875%	0.9875%	0.9875%
For net assets over $10 billion	0.3750%	0.3750%	0.3750%	0.4250%	0.3750%	0.9750%	0.9750%

The complex-level fee is the same for each Fund. It begins at a maximum rate of 0.2000% of each Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Therefore, the maximum management fee rate for each Fund is the Fund-level fee plus 0.2000%. As of September 30, 2017, the effective complex-level fee for each Fund was 0.1599% of the Fund’s average daily net assets.

For the most recent fiscal year, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of average daily net assets:

Nuveen Large Cap Value Fund	0.65%
Nuveen Large Cap Core Fund	0.60%
Nuveen Large Cap Growth Fund	0.49%
Nuveen Concentrated Core Fund	0.52%
Nuveen Growth Fund	0.37%
Nuveen Equity Long/Short Fund	1.08%
Nuveen Equity Market Neutral Fund	0.99%

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for the Funds do not exceed the percentages of the average daily net assets listed below of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation.

Section 2    How We Manage Your Money

Nuveen Large Cap Value Fund	0.79% through July 31, 2019 and 1.20% thereafter
Nuveen Large Cap Core Fund	0.79% through July 31, 2019
Nuveen Large Cap Growth Fund	0.77% through July 31, 2019
Nuveen Concentrated Core Fund	0.86% through July 31, 2019
Nuveen Growth Fund	0.81% through July 31, 2019 and 1.40% thereafter
Nuveen Equity Long/Short Fund	1.40% through July 31, 2019
Nuveen Equity Market Neutral Fund	1.40% through July 31, 2019

The expense limitations expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Funds. The permanent expense limitations in effect thereafter for Nuveen Large Cap Value Fund and Nuveen Growth Fund may be terminated or modified only with the approval of shareholders of the Funds.

Information regarding the Board of Trustees’ approval of the investment management agreements is available in the Funds’ annual report for the fiscal year ended August 31, 2017.

The investment objectives of Nuveen Large Cap Value Fund, Nuveen Growth Fund and Nuveen Equity Long/Short Fund, which are described in the “Fund Summaries” section, may not be changed without shareholder approval. The investment objectives of Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund, Nuveen Concentrated Core Fund and Nuveen Equity Market Neutral Fund, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If an investment objective of Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund, Nuveen Concentrated Core Fund or Nuveen Equity Market Neutral Fund changes, you will be notified at least 60 days in advance.

Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund and Nuveen Large Cap Growth Fund have adopted a non-fundamental investment policy (a “Name Policy”) whereby each Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with large capitalizations. The Funds will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. For purposes of the Name Policy, a Fund will value eligible derivatives at fair value or market value instead of notional value. As a result of having a Name Policy, each Fund must provide shareholders with a notice at least 60 days prior to any change of the Fund’s Name Policy.

The Funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The Funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the Funds’ investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Funds’ investment objectives. This section provides more information about these strategies, as well as information about some additional strategies that the Funds’ sub-adviser uses, or may use, to achieve the Funds’ objectives. The strategies described below are principal

Section 2    How We Manage Your Money

investment strategies unless otherwise noted. You should be aware that each Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

Equity Securities

The Funds invest in equity securities. Equity securities generally include common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics.

Non-U.S. Investments

Nuveen Growth Fund may invest in non-U.S. equity securities that are U.S. dollar-denominated. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.

Cash Equivalents and Short-Term Investments

As a non-principal investment strategy, the Funds may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. The Funds may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. Being invested in these securities may keep a Fund from participating in a market upswing and prevent a Fund from achieving its investment objective.

Investment Companies

As a non-principal investment strategy, the Funds may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Funds may invest directly.

An ETF is an investment company that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

As a shareholder in an investment company, the Funds will bear their ratable share of that vehicle’s expenses, and would remain subject to payment of the Funds’ advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Funds invest in an investment company. In addition, the Funds will incur brokerage costs when purchasing and selling shares of ETFs. Securities of investment companies may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

Section 2    How We Manage Your Money

Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”). These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing Fund. The Funds may rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations. Subject to certain conditions, a Fund also may invest in money market funds beyond the statutory limits described above.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ statement of additional information. A list of each Fund’s portfolio holdings is available on the Funds’ website—www.nuveen.com/mf—by navigating to your Fund using the “Mutual Fund Finder” and clicking on the “Holdings & Detail” tab. By following these links, you can obtain a list of your Fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the Funds’ website ten business days after the end of the month. This information will remain available on the website until the Funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Funds. See the “Fund Summaries” section for a description of the principal risks of investing in a particular Fund. Additional information about these risks is listed alphabetically below. Because of these risks, you should consider an investment in the Funds to be a long-term investment.

Principal Risks

Active management risk: The funds’ sub-adviser actively manages each fund’s investments. Consequently, the funds are subject to the risk that the investment techniques and risk analyses employed by the funds’ sub-adviser may not produce the desired results. This could cause a fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the funds’ sub-adviser in connection with managing a fund and may also adversely affect the ability of a fund to achieve its investment goal.

Section 2    How We Manage Your Money

Currency risk: Even though the non-U.S. securities held by Nuveen Growth Fund are traded in U.S. dollars, their prices are typically indirectly influenced by currency fluctuations. Changes in currency exchange rates may affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such securities, and hence may affect the net asset value of Nuveen Growth Fund.

Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, a fund’s adviser or sub-adviser, a financial intermediary, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.

Equity security risk: The value of a fund’s long positions in equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. Conversely, the value of a fund’s short positions may decline because of an increase in the equity market as a whole or because of increases in a particular company, industry, or sector of the market. From time to time, a fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent trading risk: A fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures contract risk: The use of futures contracts involves additional risks and transaction costs, which could leave a fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Growth stock risk: The growth stocks in which Nuveen Large Cap Growth Fund and Nuveen Growth Fund invest tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Investment strategy risk: The funds, except for Nuveen Growth Fund, utilize proprietary and third party data and systems to support investment decisions. Data imprecision, software or other technology malfunctions,

Section 2    How We Manage Your Money

programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect the funds’ performance. Furthermore, there can be no assurance that the quantitative models used in managing the funds will perform as anticipated or enable a fund to achieve its objective.

Large-cap stock risk: While large-cap companies may be less volatile than those of mid- and small-cap companies, they still involve risk. To the extent a fund invests in large-capitalization stocks, the fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Non-diversification risk: Nuveen Concentrated Core Fund is a non-diversified fund and may invest a larger portion of its assets in a fewer number of issuers than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund’s portfolio may be more susceptible to any single economic, business (either globally or with respect to a particular company or companies), political or regulatory occurrence than the portfolio of a diversified fund.

Non-U.S. investment risk: Nuveen Growth Fund may invest in non-U.S. equity securities that are U.S. dollar-denominated. Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to or different than those of issuers that are located in or principally operated in the United States due to political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets.

To the extent a fund invests in depositary receipts, the fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Other non-U.S. investment risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

•	The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. securities. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

•	A fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent non-U.S. income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Section 2    How We Manage Your Money

•	Some countries, particularly in emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

•	Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems and currency volatility.

Short sales risk: Nuveen Equity Long/Short Fund and Nuveen Equity Market Neutral Fund engage in “short sales.” Short sales involve the sale of a security a Fund has borrowed, with the expectation that the security will underperform the market. Short sales expose a Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. For instance, the lender of the borrowed security may recall the security, in which case a Fund would have to either borrow the security from another lender or buy the security and deliver it to the lender. A Fund may not always be able to locate another lender, and thus the Fund may be required to cover the short position at a disadvantageous price. Although the gain is limited by the price at which the security was sold short, the potential loss on a short sale is theoretically unlimited because there is no upper limit on the price a borrowed security can attain. In a rising stock market, a Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. Short positions are more volatile than long positions due to risks inherent to short selling, including incorrect determinations of equity security valuations and/or the directional movement of stock market averages. A Fund may also pay transaction costs and borrowing fees in connection with short sales and, until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends paid during the period of the loan. In addition, short positions typically involve increased liquidity risk and the risk that the third party to the short sale may fail to honor its contract terms. To the extent a Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage that may magnify gains or losses for the Fund.

In the past, in response to market events, regulatory authorities in various countries, including the United States, enacted temporary rules prohibiting the short-selling of certain stocks. If regulatory authorities were to reinstitute such rules or otherwise restrict short-selling, a Fund might not be able to fully implement its short-selling strategy.

Value stock risk: The intrinsic value of a stock with value characteristics in which Nuveen Large Cap Value Fund invests may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor the securities of value companies may underperform the securities of other companies.

Section 2    How We Manage Your Money

Non-Principal Risks

Global economic risk: Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of a fund’s investments. For example, the United Kingdom’s referendum to leave the European Union resulted in the depreciation in value of the British pound, short term declines in the stock markets and ongoing economic and political uncertainty concerning the consequences of the exit. Similar major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, geopolitical events, such as war, terrorism, natural and environmental disasters, and market manipulation, may disrupt securities markets and adversely affect global economics and markets. Examples of such events include recent hurricanes in the Caribbean Sea and southern United States and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. Governmental and quasi-governmental authorities and regulators throughout the world have responded to turmoil with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a fund’s investments.

Large transactions risk: A fund may experience adverse effects due to large purchases or redemptions of fund shares. A large redemption by an individual shareholder, or an increase in redemptions generally by fund shareholders, may cause a fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s net asset value and liquidity. If a fund has difficulty selling portfolio securities in a timely manner to meet redemption requests, the fund may have to borrow money to do so. In such an instance, a fund’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the fund’s returns. In addition, until a fund is able to sell securities to meet redemption requests, the fund’s market exposure may be greater than it ordinarily would be, which would magnify the impact of any market movements on the fund’s performance. Similarly, large fund share purchases may adversely affect a fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, reducing the fund’s market exposure. Increased redemption activity may also result in unexpected taxable distributions to shareholders if such sales of investments resulted in gains and thereby accelerated the realization of taxable income. In addition, large redemptions could result in a fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.

Other investment companies risk: When a fund invests in other investment companies, including ETFs, shareholders bear both their proportionate share of fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, the fund is exposed to the risks to which the other investment companies may be subject. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error).

Section 2    How We Manage Your Money

Section 3    How You Can Buy and Sell Shares

The Funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information. Because the prospectus and the statement of additional information are available free of charge on Nuveen’s website at www.nuveen.com, we do not disclose the following share class information separately on the website.

The different share classes offered by the Funds are described below. You will pay up-front or contingent deferred sales charges on some of these share classes. In addition, some share classes are subject to annual distribution and/or service fees in the amounts described below, which are paid out of a Fund’s assets. These fees are paid to Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen, LLC and the distributor of the Funds, and are used primarily for providing compensation to financial intermediaries in connection with the distribution of Fund shares and for providing ongoing account services to shareholders. The Funds have adopted a distribution and service plan under Rule 12b-1 under the 1940 Act that allows each Fund to pay these distribution and service fees. More information on this plan can be found under “Distribution and Service Payments—Distribution and Service Plan.” Because fees paid under the plan are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of your Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. The Distributor retains the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase. See “Contingent Deferred Sales Charges” below for information concerning the CDSC and “How to Reduce Your Sales Charge—CDSC Waivers and Reductions” below for information concerning CDSC waivers and reductions.

Section 3    How You Can Buy and Sell Shares

Investors may purchase Class A shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class A shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class A shares.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of your Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% CDSC, which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. You may qualify for a reduced CDSC, or the CDSC may be waived, as described in “How to Reduce Your Sales Charge” below.

Investors purchasing Class C shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares that would make purchasing Class A shares a better choice. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation. See “How to Reduce Your Sales Charge” below.

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, the Funds limit the cumulative amount of Class C shares that may be purchased by a single purchaser. Your financial intermediary may set lower maximum purchase limits for Class C shares. See the statement of additional information for more information.

Investors may purchase Class C shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class C shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class C shares.

Class R3 Shares

You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of your Fund’s average daily net assets.

Investors may purchase Class R3 shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund.

Class R3 shares are only available for purchase by eligible retirement plans. Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. See the statement of additional information for more information.

Nuveen Large Cap Value Fund and Nuveen Growth Fund issue Class R3 shares.

Section 3    How You Can Buy and Sell Shares

Class R6 Shares

Eligible investors can purchase Class R6 shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class R6 shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class R6 shares are available to certain qualified retirement plans and other investors. There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of a Fund. Class R6 shares are also available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be waived for clients of financial intermediaries that have accounts holding Class R6 shares with an aggregate value of at least $100,000. The Distributor may also waive the minimum for clients of financial intermediaries anticipated to reach this Class R6 share holdings level. All other eligible investors must meet a minimum initial investment of at least $1 million in a Fund. Such minimum investment requirement may be applied collectively to affiliated accounts, in the discretion of the Distributor. Class R6 shares may be purchased through financial intermediaries only if such intermediaries have entered into an agreement with the Distributor to offer Class R6 shares. Class R6 shares are only available in cases where neither the investor nor the intermediary will receive any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, so called “finder’s fees,” administration fees or similar fees with respect to Class R6 shares. Provided they meet the minimum investment and other eligibility requirements, eligible investors include:

•	Qualified retirement plans;

•	Foundations and endowment funds;

•	Any state, county, or city, or its instrumentality, department, authority or agency;

•	457 plans, including 457(b) governmental entity plans and tax exempt plans;

•	Omnibus or other pooled accounts registered to insurance companies, trust companies, bank trust departments, registered investment advisor firms and family offices;

•	Investment companies, both affiliated and not affiliated with Nuveen Fund Advisors;

•	Corporations, including corporate non-qualified deferred compensation plans of such corporations;

•	Collective investment trusts;

•	Discretionary accounts managed by Nuveen Fund Advisors or its affiliates; and

•	529 savings plans held in plan-level omnibus accounts.

Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or SIMPLE IRAs.

Only Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund and Nuveen Concentrated Core Fund issue Class R6 shares.

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Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain employer-sponsored retirement plans.

•	Certain bank or broker-affiliated trust departments.

•	Advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•	Officers of Nuveen, LLC and its affiliates, and their immediate family members.

•	Full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members.

•	Certain financial intermediary personnel, and their immediate family members.

•	Certain other institutional investors described in the statement of additional information.

Class T Shares

You can purchase Class T shares at the offering price, which is the net asset value per share plus an up-front sales charge. Class T shares are also subject to an annual service fee of 0.25% of the Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. The Distributor retains the service fee on accounts with no financial intermediary of record. The up-front Class T sales charges for a Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00	2.04	2.00
$500,000 but less than $1,000,000	1.50	1.52	1.50
$1,000,000 and over	1.00	1.01	1.00

Section 3    How You Can Buy and Sell Shares

Class T shares purchased through the reinvestment of dividends and capital gain distributions from the same Fund are not subject to a sales charge. In addition, Class T shares may be available at net asset value without a sales charge under certain other circumstances, as determined by the policies and procedures of your financial intermediary. See the appendix to this Prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” for information on available Class T share sales charge waivers.

Investors may purchase Class T shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class T shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class T shares.

Please refer to the statement of additional information for more information about Class A, Class C, Class R3, Class R6, Class I and Class T shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

Contingent Deferred Sales Charges

If you redeem Class A or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A or Class C shares subject to a CDSC, your Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described below under “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge—CDSC Waivers and Reductions,” in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the statement of additional information.

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. In addition, under certain circumstances, the Funds will waive or reduce the CDSC imposed on redemptions of Class C shares and certain Class A shares purchased at net asset value. The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not

Section 3    How You Can Buy and Sell Shares

available through your intermediary, you will have to purchase Fund shares through another intermediary.

Class A Sales Charge Reductions

•	Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a Fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

•	Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a Fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more (although such purchases may be subject to a CDSC in certain circumstances, see “What Share Classes We Offer—Contingent Deferred Sales Charges” above).

•	Shares purchased through the reinvestment of Nuveen Defined Portfolio (unit investment trusts offered through Nuveen Securities, LLC prior to March 1, 2002) and Nuveen Mutual Fund dividends and capital gain distributions.

•	Shares purchased for accounts held directly with a Fund that do not have a financial intermediary of record.

•	Certain employer-sponsored retirement plans. Purchases by employer-sponsored retirement plans (“ESRPs”) as defined below, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at net asset value without a sales charge only if the broker-dealer has entered into an agreement with the Distributor that allows for such purchases. Intermediaries that have entered into such an agreement are listed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

For this purpose, ESRPs include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, health savings accounts, defined benefit plans, participant directed non-qualified deferred compensation plans, Roth 401(k) plans and Roth 403(b) plans, and do not include SEPs, SAR-SEPs, SIMPLE IRAs (other than SIMPLE IRAs opened before January 1, 2011 where the Distributor is the broker of record), SIMPLE 401(k) plans, Solo 401(k) plans, KEOGH plans, non-qualified deferred compensation plans and single defined benefit plans.

•	Employees of Nuveen, LLC and its affiliates. Purchases by current and retired employees of Nuveen, LLC and its affiliates and such employees’

Section 3    How You Can Buy and Sell Shares

immediate family members (as defined in the statement of additional information).

•	Current and former trustees/directors of the Nuveen Funds.

•	Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

•	Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

•	Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. Intermediaries that have entered into such an agreement are listed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

In order to obtain a sales charge reduction or waiver on Class A share purchases, it may be necessary at the time of purchase for you to inform the Funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

CDSC Waivers and Reductions

The CDSC payable upon the redemption of Class C shares, and on Class A shares that were purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, may be waived or reduced under certain circumstances, including the following:

•	In the event of total disability of the shareholder.

•	In the event of death of the shareholder.

•	For certain redemptions made pursuant to a systematic withdrawal plan.

•	For redemptions in connection with a payment of account or plan fees.

•	For redemptions of accounts not meeting required minimum balances.

•	Upon an optional conversion by a Fund of Class C shares held in an account which no longer has a financial intermediary of record into Class A shares.

•	For redemptions of Class C shares where the Distributor did not advance the first year’s service and distribution fees to the intermediary.

Section 3    How You Can Buy and Sell Shares

•	For redemptions of Class A shares where the Distributor did not pay a sales charge to the intermediary when the shares were purchased.

•	For certain redemptions of shares held by an employer-sponsored qualified defined contribution plan.

•	For certain redemptions of shares held in an IRA account, including redemptions to satisfy required minimum distributions from the account after age 70 1⁄2.

More information on these and other available CDSC waivers and reductions can be found in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the statement of additional information.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order and on the share class you are purchasing. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase Fund shares (1) through a financial advisor or other financial intermediary or (2) directly from the Funds. Class A, Class C and Class T shares may not be purchased directly from a Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Section 3    How You Can Buy and Sell Shares

Directly from the Funds

Eligible investors may purchase shares directly from the Funds.

•	By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to a Fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of your Fund, calculated after your Fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither your Fund nor the transfer agent is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

•	By mail. You may open an account directly with the Funds and buy shares by completing an application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

Purchase orders and redemption requests are not processed until received in proper form by the transfer agent of a Fund.

•	On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the Funds’ website. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

•	By telephone. Existing shareholders with direct accounts may also process account transactions via the Funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Investor Services at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund

Section 3    How You Can Buy and Sell Shares

account. The minimum automatic deduction is $100 per month. There is no charge to participate in your Fund’s systematic investment plan. You can stop the deductions at any time by notifying your Fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your Fund to draw pre-authorized checks on your bank account.

•	From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•	Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Your Fund may cancel your participation in its systematic investment plan if it is unable to deliver a current prospectus to you because of an incorrect or invalid mailing address.

Systematic Withdrawal

If the value of your Fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each Fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state, except that there are no exchange privileges for Class T shares. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. In the event that a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you may submit a separate redemption request (see “How to Sell Shares” below). Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Section 3    How You Can Buy and Sell Shares

Fund DirectSM

The Fund Direct Program allows you to link your Fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem Fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. You may use this reinstatement privilege only once for any redemption.

You may sell (redeem) your shares on any business day, which is any day the NYSE is open for business. You will receive the share price next determined after your Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading (normally, 4:00 p.m. New York time) for you to receive that day’s price. The Fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the Funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

•	By mail. You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The Fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record);

•	Any certificates you have for the shares; and

•	Any required signature guarantees.

Section 3    How You Can Buy and Sell Shares

After you have established your account, signatures on a written request must be guaranteed if:

•	You would like redemption proceeds payable or sent to any person, address or bank account other than that on record;

•	You have changed the address on your Fund’s records within the last 30 days;

•	Your redemption request is in excess of $50,000; or

•	You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

•	On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

•	By telephone. If your account is held with your Fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

Section 3    How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

Accounts with Low Balances

A Fund reserves the right to liquidate or assess a low balance fee on any account (other than accounts holding Class R3 or Class R6 shares) held directly with the Fund that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

If a Fund elects to exercise the right to assess a low balance fee, then annually the Fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are IRAs, Coverdell Education Savings Accounts or accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time for shareholders to bring their accounts up to the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Meeting Redemption Requests

Each Fund typically will pay redemption proceeds using cash reserves maintained in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit agreement to which the Funds are parties, or by borrowing from another Nuveen Fund under an inter-fund lending program maintained by the Nuveen Funds pursuant to exemptive relief granted by the Securities and Exchange Commission. See “Investment Policies and Techniques—Borrowing” in the statement of additional information. These additional methods are more likely to be used to meet large redemption requests or in times of stressed market conditions.

Although the Funds generally pay redemption proceeds in cash, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets. In this situation, you would generally receive a proportionate distribution of each security held by the Fund to the extent practicable. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale. Until they are sold, any securities or other assets distributed to you as part of a redemption in-kind may be subject to market risk.

Section 3    How You Can Buy and Sell Shares

Section 4    General Information

To help you understand the tax implications of investing in the Funds, this section includes important details about how the Funds make distributions to shareholders. We discuss some other Fund policies as well. Please consult the statement of additional information and your tax advisor for more information about taxes.

The Funds intend to pay income dividends and any taxable gains annually.

Payment and Reinvestment Options

The Funds automatically reinvest your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through Automated Clearing House network or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in Fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that a Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a Fund holds its assets). Distributions from a Fund’s long-term capital gains are generally taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold and not on how long you have owned your Fund shares. Distributions generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all distributions that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Distributor will send you the statement. The tax status of your distributions is the same whether you reinvest them or elect to receive them

Section 4    General Information

in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to your Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires your Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with a Fund, please contact Nuveen Investor Services at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with a Fund and do not elect a cost basis method, your account will default to the average cost basis method. The average cost basis method generally calculates cost basis by determining the average price paid for Fund shares that may have been purchased at different times for different prices. Financial intermediaries choose their own default cost basis method.

Distribution and Service Plan

The Distributor serves as the selling agent and distributor of the Funds’ shares. In this capacity, the Distributor manages the offering of the Funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each Fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act (the “Plan”). See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under the Plan.

Under the Plan, the Distributor receives a distribution fee for Class C and Class R3 shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, Class C, Class R3 and Class T shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These

Section 4    General Information

services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. Fees paid under the Plan also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising materials, sales literature and reports to shareholders used in connection with the sale of shares. Because fees paid under the Plan are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C and Class R3 shares may pay more in distribution and service fees and CDSCs (Class C shares only) than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments by the Funds

In addition to the distribution and service fees the Funds pay under the Plan and fees the Funds pay to their transfer agent, the Distributor or Nuveen Fund Advisors, on behalf of the Funds, may enter into non-Plan agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.

Other Payments by the Distributor and Nuveen Fund Advisors

In addition to the sales commissions and payments from distribution and service fees made to financial intermediaries as previously described, the Distributor and Nuveen Fund Advisors may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor and/or Nuveen Fund Advisors is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Nuveen Mutual Fund shares and provide services to Nuveen Mutual Fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap

Section 4    General Information

programs at certain financial intermediaries, the Distributor and Nuveen Fund Advisors also make payments out of their own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their Fund shares through these platforms or programs. These payments are in addition to the service fee and any applicable sub-transfer agency or similar fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of Fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization.

The price you pay for your shares or the amount you receive upon redemption of your shares is based on your Fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Each Fund’s latest net asset value per share is available on the Funds’ website at www.nuveen.com. Net asset value is calculated for each class of each Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, pricing services may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Funds’ investment adviser or sub-adviser. Pricing service valuations of non-exchange-traded instruments represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. It is possible that these valuations could be materially different from the value that a Fund realizes upon the sale of an instrument. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, a Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. A Fund may rely on an independent fair

Section 4    General Information

valuation service in making any such fair value determinations. If a Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of Nuveen Fund Advisors, a price is unreliable, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or its appointee. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board of Trustees has adopted valuation procedures for the Funds and has appointed the Nuveen Fund Advisors’ Valuation Committee with the day-to-day responsibility for fair value determinations. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Funds have adopted a Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

The Funds’ Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

The Funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the

Section 4    General Information

Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Pursuant to these agreements, financial intermediaries may disclose to a Fund an investor’s taxpayer identification number and a record of the investor’s transactions at the request of the Fund. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Funds’ Frequent Trading Policy and may be approved for use in instances where the Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

Section 4    General Information

The custodian of the assets of the Funds is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian also provides certain accounting services to the Funds. The Funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4    General Information

Section 5    Financial Highlights

The financial highlights table is intended to help you understand a Fund’s financial performance for the past five fiscal years or the life of the Fund or share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended August 31, 2014 and later has been audited by KPMG LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. The financial statements for the fiscal year/period ended August 31, 2013 and prior were audited by other independent auditors.

Nuveen Large Cap Value Fund(d)

Class (Commencement Date)		Investment Operations				Less Distributions					Ratios/Supplemental Data
	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(e)

Class A (8/96)
Year Ended 8/31
2017	$22.73	$.23		$3.31	$3.54	$(.33)	$—	$(.33)	$25.94	15.63%	$252,902	1.05%		.92%		152%
2016	23.58	.32		.98	1.30	(.24)	(1.91)	(2.15)	22.73	6.26	240,572	1.10		1.44		141
2015	28.36	.27		(1.77)	(1.50)	(.21)	(3.07)	(3.28)	23.58	(5.75)	267,337	1.12		1.01		158
2014	25.15	.31		6.09	6.40	(.36)	(2.83)	(3.19)	28.36	27.40	294,917	1.11		1.16		153
2013(f)	24.31	.03		.81	.84	—	—	—	25.15	3.50	250,052	1.25	*	.70	*	42
Year Ended 6/30
2013	20.03	.29		4.29	4.58	(.30)	—	(.30)	24.31	23.09	282,993	1.15		1.31		153

Class C (8/96)
Year Ended 8/31
2017	21.72	.05		3.16	3.21	(.16)	—	(.16)	24.77	14.79	19,868	1.80		.19		152
2016	22.60	.15		.93	1.08	(.05)	(1.91)	(1.96)	21.72	5.46	27,588	1.85		.70		141
2015	27.31	.07		(1.70)	(1.63)	(.01)	(3.07)	(3.08)	22.60	(6.45)	31,516	1.87		.26		158
2014	24.33	.10		5.88	5.98	(.17)	(2.83)	(3.00)	27.31	26.47	26,628	1.86		.41		153
2013(f)	23.54	—	**	.79	.79	—	—	—	24.33	3.36	17,780	2.00	*	(.02	)*	42
Year Ended 6/30
2013	19.41	.12		4.15	4.27	(.14)	—	(.14)	23.54	22.10	17,174	1.90		.55		153

Class R3 (8/08)
Year Ended 8/31
2017	22.87	.16		3.34	3.50	(.27)	—	(.27)	26.10	15.38	211	1.29		.63		152
2016	23.71	.28		.97	1.25	(.18)	(1.91)	(2.09)	22.87	5.97	186	1.34		1.25		141
2015	28.50	.19		(1.76)	(1.57)	(.15)	(3.07)	(3.22)	23.71	(5.99)	232	1.37		.73		158
2014	25.27	.24		6.12	6.36	(.30)	(2.83)	(3.13)	28.50	27.11	135	1.36		.92		153
2013(f)	24.43	.02		.82	.84	—	—	—	25.27	3.44	87	1.50	*	.43	*	42
Year Ended 6/30
2013	20.14	.24		4.30	4.54	(.25)	—	(.25)	24.43	22.72	91	1.39		1.08		153

Class R6 (6/16)
2017	22.88	.31		3.34	3.65	(.41)	—	(.41)	26.12	16.02	17,991	.73		1.23		152
2016(g)	21.66	.06		1.16	1.22	—	—	—	22.88	5.63	19,773	.73	*	1.48	*	141

Class I (8/96)
Year Ended 8/31
2017	22.88	.29		3.33	3.62	(.38)	—	(.38)	26.12	15.92	119,038	.80		1.17		152
2016	23.73	.37		.99	1.36	(.30)	(1.91)	(2.21)	22.88	6.53	99,927	.85		1.69		141
2015	28.52	.34		(1.78)	(1.44)	(.28)	(3.07)	(3.35)	23.73	(5.52)	103,342	.86		1.29		158
2014	25.28	.37		6.13	6.50	(.43)	(2.83)	(3.26)	28.52	27.74	104,875	.86		1.40		153
2013(f)	24.42	.04		.82	.86	—	—	—	25.28	3.52	45,148	1.00	*	.97	*	42
Year Ended 6/30
2013	20.12	.34		4.31	4.65	(.35)	—	(.35)	24.42	23.39	42,285	.90		1.55		153

Class T (5/17)(h)
2017(i)	25.00	.03		1.07	1.10	—	—	—	26.10	4.40	26	1.06	*	.43	*	152

Section 5    Financial Highlights

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(f)	For the two months ended August 31, 2013.

(g)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.

(h)	Class T Shares are not available for public offering.

(i)	For the period May 31, 2017 (commencement of operations) through August 31, 2017.

*	Annualized.

**	Rounds to less than $.01 per share.

Section 5    Financial Highlights

Nuveen Large Cap Core Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(e)

Class A (6/13)
2017	$27.03	$.18	$4.24	$4.42	$(.20)	$—	$(.20)	$31.25	16.41%	$55,756	1.01%		.60%		121%
2016	25.64	.22	1.71	1.93	(.15)	(.39)	(.54)	27.03	7.66	47,518	1.11		.85		132
2015	26.67	.23	(.69)	(.46)	(.02)	(.55)	(.57)	25.64	(1.76)	37,684	1.14		.84		110
2014	20.49	.19	6.42	6.61	(.08)	(.35)	(.43)	26.67	32.63	6,726	1.17		.78		122
2013(d)	20.00	.04	.45	.49	—	—	—	20.49	2.45	457	1.17	*	.90	*	34

Class C (6/13)
2017	26.64	(.05)	4.19	4.14	— **	—	— **	30.78	15.55	59,610	1.76		(.16)		121
2016	25.32	.02	1.69	1.71	—	(.39)	(.39)	26.64	6.86	47,805	1.85		.10		132
2015	26.51	.02	(.66)	(.64)	—	(.55)	(.55)	25.32	(2.47)	38,591	1.89		.09		110
2014	20.46	.01	6.39	6.40	—	(.35)	(.35)	26.51	31.61	4,937	1.92		.06		122
2013(d)	20.00	.01	.45	.46	—	—	—	20.46	2.30	143	1.92	*	.21	*	34

Class R6 (6/16)
2017	27.08	.27	4.26	4.53	(.28)	—	(.28)	31.33	16.81	17,095	.70		.91		121
2016(f)	25.46	.05	1.57	1.62	—	—	—	27.08	6.36	18,489	.69	*	1.10	*	132

Class I (6/13)
2017	27.08	.24	4.25	4.49	(.26)	—	(.26)	31.31	16.68	256,389	.76		.83		121
2016	25.69	.28	1.72	2.00	(.22)	(.39)	(.61)	27.08	7.93	140,976	.86		1.10		132
2015	26.71	.30	(.68)	(.38)	(.09)	(.55)	(.64)	25.69	(1.49)	153,632	.89		1.11		110
2014	20.50	.25	6.41	6.66	(.10)	(.35)	(.45)	26.71	32.92	57,360	.92		1.02		122
2013(d)	20.00	.03	.47	.50	—	—	—	20.50	2.50	11,449	.92	*	.69	*	34

Class T (5/17)(g)
2017(h)	30.03	.03	1.23	1.26	—	—	—	31.29	4.20	26	1.02	*	.37	*	121

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors.

(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.

(g)	Class T Shares are not available for public offering.

(h)	For the period May 31, 2017 (commencement of operations) through August 31, 2017.

*	Annualized.

**	Rounds to less than $.01 per share.

Section 5    Financial Highlights

Nuveen Large Cap Growth Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(e)

Class A (6/13)
2017	$25.69	$.09	$4.75	$4.84	$(.19)	$—	$(.19)	$30.34	18.94%	$11,933	1.02%		.32%	136%
2016	25.28	.13	1.24	1.37	(.09)	(.87)	(.96)	25.69	5.57	13,654	1.15		.53	117
2015	26.34	.15	(.15)	(.00)	(.03)	(1.03)	(1.06)	25.28	.00	31,442	1.16		.56	118
2014	20.59	.17	6.03	6.20	(.07)	(.38)	(.45)	26.34	30.45	10,734	1.17		.72	145
2013(d)	20.00	.05	.54	.59	—	—	—	20.59	2.95	1,017	1.15	**	1.25 **	48

Class C (6/13)
2017	25.25	(.13)	4.68	4.55	— **	—	— **	29.80	18.04	10,130	1.77		(.46)	136
2016	24.96	(.05)	1.21	1.16	—	(.87)	(.87)	25.25	4.77	9,344	1.89		(.22)	117
2015	26.18	(.06)	(.13)	(.19)	—	(1.03)	(1.03)	24.96	(.74)	7,621	1.91		(.22)	118
2014	20.56	(.01)	6.01	6.00	—	(.38)	(.38)	26.18	29.49	2,187	1.92		(.03)	145
2013(d)	20.00	— *	.56	.56	—	—	—	20.56	2.80	83	1.91	**	(.02 )**	48

Class R6 (6/16)
2017	25.73	.17	4.77	4.94	(.27)	—	(.27)	30.40	19.31	31	.72		.60	136
2016(f)	24.27	.03	1.43	1.46	—	—	—	25.73	6.02	27	.70	**	.81 **	117

Class I (6/13)
2017	25.73	.15	4.76	4.91	(.25)	—	(.25)	30.39	19.22	58,512	.77		.54	136
2016	25.33	.20	1.23	1.43	(.16)	(.87)	(1.03)	25.73	5.80	47,945	.89		.79	117
2015	26.38	.21	(.14)	.07	(.09)	(1.03)	(1.12)	25.33	.28	58,478	.91		.79	118
2014	20.60	.24	6.02	6.26	(.10)	(.38)	(.48)	26.38	30.74	27,478	.92		.99	145
2013(d)	20.00	.04	.56	.60	—	—	—	20.60	3.00	11,472	.92	**	.86 **	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors.

(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period

(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.

*	Rounds to less than $.01 per share.

**	Annualized.

Section 5    Financial Highlights

Nuveen Concentrated Core Fund

Class (Commencement Date)		Investment Operations				Less Distributions					Ratios/Supplemental Data
Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(e)

Class A (6/13)
2017	$25.97	$.24		$4.23	$4.47	$(.54)	$—	$(.54)	$29.90	17.45%	$16,149	1.08%		.88%		137%
2016	26.89	.39		(.22)	.17	(.13)	(.96)	(1.09)	25.97	.62	41,053	1.20		1.50		103
2015	27.16	.20		(.14)	.06	(.02)	(.31)	(.33)	26.89	.21	54,805	1.21		.72		98
2014	19.66	.19		7.37	7.56	(.04)	(.02)	(.06)	27.16	38.46	8,315	1.22		.77		88
2013(d)	20.00	.05		(.39)	(.34)	—	—	—	19.66	(1.70)	239	1.21	**	1.29	**	24

Class C (6/13)
2017	25.51	—	*	4.19	4.19	(.34)	—	(.34)	29.36	16.58	20,613	1.83		.02		137
2016	26.50	.18		(.21)	(.03)	—	(.96)	(.96)	25.51	(.13)	24,531	1.94		.72		103
2015	26.95	—	*	(.14)	(.14)	—	(.31)	(.31)	26.50	(.53)	24,583	1.96		.01		98
2014	19.63	.01		7.33	7.34	—	(.02)	(.02)	26.95	37.39	1,508	1.97		.05		88
2013(d)	20.00	—	*	(.37)	(.37)	—	—	—	19.63	(1.85)	117	1.97	**	.11	**	24

Class R6 (6/16)
2017	26.02	.30		4.27	4.57	(.62)	—	(.62)	29.97	17.85	32	.73		1.10		137
2016(f)	25.22	.07		.73	.80	—	—	—	26.02	3.17	26	.73	**	1.64	**	103

Class I (6/13)
2017	26.02	.25		4.29	4.54	(.60)	—	(.60)	29.96	17.73	59,160	.83		.91		137
2016	26.94	.46		(.22)	.24	(.20)	(.96)	(1.16)	26.02	.88	32,291	.95		1.77		103
2015	27.20	.27		(.14)	.13	(.08)	(.31)	(.39)	26.94	.47	52,955	.96		.95		98
2014	19.68	.24		7.36	7.60	(.06)	(.02)	(.08)	27.20	38.76	8,569	.97		1.00		88
2013(d)	20.00	.04		(.36)	(.32)	—	—	—	19.68	(1.65)	1,018	.97	**	1.01	**	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors.

(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.

*	Rounds to less than $.01 per share.

**	Annualized.

Section 5    Financial Highlights

Nuveen Growth Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)

Class A (3/06)
Year Ended 8/31
2017	$27.52	$.21	$3.75	$3.96	$(.19)	$(2.00)	$(2.19)	$29.29	15.34%	$6,452	1.02%		.77%	55%
2016	28.79	.20	2.17	2.37	(.18)	(3.46)	(3.64)	27.52	8.78	9,758	1.18		.75	59
2015	30.49	.12	.89	1.01	—	(2.71)	(2.71)	28.79	3.40	8,792	1.21		.41	65
2014	25.03	(.01)	6.08	6.07	—	(.61)	(.61)	30.49	24.55	15,558	1.22		(.05)	41
2013(e)	25.68	— **	(.65)	(.65)	—	—	—	25.03	(2.53)	13,956	1.22	*	.13 *	2
Year Ended 7/31
2013	21.09	.01	4.62	4.63	(.04)	—	(.04)	25.68	21.97	13,858	1.22		.02	67

Class C (3/06)
Year Ended 8/31
2017	25.25	— **	3.44	3.44	—	(2.00)	(2.00)	26.69	14.50	5,943	1.77		.01	55
2016	26.72	— **	1.99	1.99	—	(3.46)	(3.46)	25.25	7.95	7,987	1.93		(.01)	59
2015	28.69	(.09)	.83	.74	—	(2.71)	(2.71)	26.72	2.62	9,150	1.96		(.33)	65
2014	23.75	(.21)	5.76	5.55	—	(.61)	(.61)	28.69	23.67	9,094	1.97		(.77)	41
2013(e)	24.38	(.01)	(.62)	(.63)	—	—	—	23.75	(2.58)	4,967	1.97	*	(.63 )*	2
Year Ended 7/31
2013	20.14	(.18)	4.42	4.24	—	—	—	24.38	21.05	4,143	1.97		(.81)	67

Class R3 (3/09)
Year Ended 8/31
2017	27.27	.14	3.73	3.87	(.13)	(2.00)	(2.13)	29.01	15.08	372	1.27		.53	55
2016	28.56	.14	2.13	2.27	(.10)	(3.46)	(3.56)	27.27	8.48	193	1.41		.53	59
2015	30.34	.05	.88	.93	—	(2.71)	(2.71)	28.56	3.14	65	1.46		.17	65
2014	24.96	(.08)	6.07	5.99	—	(.61)	(.61)	30.34	24.29	64	1.47		(.29)	41
2013(e)	25.62	— **	(.66)	(.66)	—	—	—	24.96	(2.58)	53	1.48	*	(.13 )*	2
Year Ended 7/31
2013	21.06	(.03)	4.59	4.56	—	—	—	25.62	21.65	54	1.47		(.12)	67

Class I (3/06)
Year Ended 8/31
2017	28.01	.28	3.83	4.11	(.27)	(2.00)	(2.27)	29.85	15.63	33,619	.77		1.02	55
2016	29.25	.28	2.20	2.48	(.26)	(3.46)	(3.72)	28.01	9.05	31,830	.93		1.00	59
2015	30.86	.21	.89	1.10	—	(2.71)	(2.71)	29.25	3.67	29,230	.96		.68	65
2014	25.27	.06	6.15	6.21	(.01)	(.61)	(.62)	30.86	24.87	24,449	.97		.22	41
2013(e)	25.92	.01	(.66)	(.65)	—	—	—	25.27	(2.51)	15,456	.97	*	.38 *	2
Year Ended 7/31
2013	21.29	.05	4.67	4.72	(.09)	—	(.09)	25.92	22.26	15,621	.97		.23	67

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(e)	For the one month ended August 31, 2013.

*	Annualized.

**	Rounds to less than $.01 per share.

Section 5    Financial Highlights

As of March 1, 2013, Nuveen Asset Management, LLC became Nuveen Equity Long/Short Fund’s sub-adviser and began managing the Fund using investment strategies that differ from those utilized by the prior sub-adviser. The performance figures provided reflect the Fund’s performance prior to these changes.

Nuveen Equity Long/Short Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)(d)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

Class A (12/08)
Year Ended 8/31
2017	$32.61	$(.39)	$6.38	$5.99	$—	$—	$—	$38.60	18.37%	$26,802	3.36%		(1.09)%	186%
2016	32.61	(.11)	.11	—	—	—	—	32.61	.00	26,012	3.58		(.33)	224
2015	31.72	(.26)	1.23	.97	—	(.08)	(.08)	32.61	3.06	24,821	3.53		(.79)	222
2014	28.72	(.23)	4.78	4.55	—	(1.55)	(1.55)	31.72	16.06	13,697	3.46		(.75)	232
2013(g)	29.54	.02	(.84)	(.82)	—	—	—	28.72	(2.78)	390	3.04	*	.65 *	12
Year Ended 7/31
2013	26.81	(.03)	5.02	4.99	—	(2.26)	(2.26)	29.54	20.39	326	2.62		(.13)	292

Class C (12/08)
Year Ended 8/31
2017	30.57	(.62)	5.96	5.34	—	—	—	35.91	17.47	8,596	4.10		(1.86)	186
2016	30.80	(.33)	.10	(.23)	—	—	—	30.57	(.75)	8,236	4.34		(1.09)	224
2015	30.19	(.48)	1.17	.69	—	(.08)	(.08)	30.80	2.28	8,087	4.29		(1.53)	222
2014	27.60	(.43)	4.57	4.14	—	(1.55)	(1.55)	30.19	15.20	4,080	4.21		(1.47)	232
2013(g)	28.40	— **	(.80)	(.80)	—	—	—	27.60	(2.82)	138	3.81	*	(.01 )*	12
Year Ended 7/31
2013	26.04	(.19)	4.81	4.62	—	(2.26)	(2.26)	28.40	19.53	64	3.47		(.74)	292

Class I (12/08)
Year Ended 8/31
2017	33.27	(.31)	6.52	6.21	—	—	—	39.48	18.67	70,282	3.08		(.86)	186
2016	33.18	(.06)	.15	.09	—	—	—	33.27	.27	48,905	3.33		(.18)	224
2015	32.20	(.16)	1.22	1.06	—	(.08)	(.08)	33.18	3.29	53,559	3.28		(.48)	222
2014	29.10	(.12)	4.81	4.69	(.04)	(1.55)	(1.59)	32.20	16.34	16,216	3.27		(.40)	232
2013(g)	29.93	.03	(.86)	(.83)	—	—	—	29.10	(2.77)	4,758	2.78	*	1.11 *	12
Year Ended 7/31
2013	27.06	.07	5.06	5.13	—	(2.26)	(2.26)	29.93	20.74	1,611	2.46		.26	292

Section 5    Financial Highlights

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	Each ratio includes the effect of the dividends expense on common stocks sold short, enhanced custody expense and/or prime broker expenses as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Enhanced Custody and Prime Broker Expenses to Average Net Assets(f)
	Class A		Class C		Class I		Class A	Class C	Class I
Year Ended 8/31:
2017	1.18%		1.17%		1.18%		.56%	.56%	.54%
2016	1.19		1.20		1.20		.77	.77	.77
2015	1.17		1.19		1.17		.74	.74	.75
2014	1.12		1.11		1.12		.72	.74	.78
2013(g)	1.42	*	1.46	*	1.42	*	—	—	—
Year Ended 7/31:
2013	.84		.89		.89		.26	.32	.32

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investments Transactions, in the most recent shareholder report) dividend by the average long-term market value during the period.

(f)	Effective June 21, 2013 the Fund ended its enhanced custody program and began selling securities short through a prime broker.

(g)	For the one month ended August 31, 2013.

*	Annualized.

**	Rounds to less than $.01 per share.

Section 5    Financial Highlights

Nuveen Equity Market Neutral Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)(d)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)(d)	Portfolio Turnover Rate(f)

Class A (6/13)
2017	$21.64	$(.33)	$2.00	$1.67	$—	$—	$—	$23.31	7.72%	$6,146	3.05%		(1.44)%	159%
2016	21.39	(.28)	.90	.62	—	(.37)	(.37)	21.64	2.86	9,289	3.10		(1.28)	187
2015	21.27	(.32)	.50	.18	—	(.06)	(.06)	21.39	.86	8,972	3.24		(1.48)	173
2014	20.53	(.44)	1.38	.94	—	(.20)	(.20)	21.27	4.55	7,880	3.26		(2.07)	187
2013(e)	20.00	(.04)	.57	.53	—	—	—	20.53	2.65	799	2.85	*	(.95 )*	46

Class C (6/13)
2017	21.13	(.48)	1.94	1.46	—	—	—	22.59	6.91	2,110	3.76		(2.17)	159
2016	21.04	(.44)	.90	.46	—	(.37)	(.37)	21.13	2.14	2,109	3.87		(2.04)	187
2015	21.08	(.47)	.49	.02	—	(.06)	(.06)	21.04	.10	1,835	3.97		(2.24)	173
2014	20.50	(.58)	1.36	.78	—	(.20)	(.20)	21.08	3.77	1,768	4.02		(2.79)	187
2013(e)	20.00	(.08)	.58	.50	—	—	—	20.50	2.50	157	3.42	*	(1.97)*	46

Class I (6/13)
2017	21.82	(.26)	2.01	1.75	—	—	—	23.57	8.02	59,022	2.75		(1.16)	159
2016	21.51	(.23)	.91	.68	—	(.37)	(.37)	21.82	3.12	49,990	2.87		(1.04)	187
2015	21.34	(.27)	.50	.23	—	(.06)	(.06)	21.51	1.09	35,162	2.97		(1.26)	173
2014	20.54	(.38)	1.38	1.00	—	(.20)	(.20)	21.34	4.84	32,668	3.08		(1.79)	187
2013(e)	20.00	(.04)	.58	.54	—	—	—	20.54	2.70	13,184	2.32	*	(1.05)*	46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors.

(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A	Class C	Class I
2017	1.40%		1.39%		1.39%		.05%	.01%	—%
2016	1.03		1.04		1.04		.46	.46	.46
2015	1.04		1.03		1.03		.59	.58	.57
2014	1.09		1.06		1.02		.55	.59	.70
2013(e)	1.23	*	1.04	*	.95	*	—	—	—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Annualized.

Section 5    Financial Highlights

December 29, 2017

Appendix to the Prospectus of

Nuveen Large Cap Value Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Growth Fund

Nuveen Concentrated Core Fund

Nuveen Growth Fund

Nuveen Equity Long/Short Fund

Nuveen Equity Market Neutral Fund

VARIATIONS IN SALES CHARGE REDUCTIONS AND WAIVERS

AVAILABLE THROUGH CERTAIN INTERMEDIARIES

A-1

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A and Class T shares, which are set forth in the Prospectus. The Prospectus also sets forth certain circumstances under which the Funds will waive or reduce the contingent deferred sales charge (“CDSC”) imposed on redemptions of Class C shares and certain Class A shares purchased at net asset value. The availability of the sales charge reductions and waivers discussed in the Prospectus will depend on the policies of the financial intermediary through which you purchase your shares, which are set forth below.

Class A and Class C Share Sales Charge Reductions and Waivers Available Through Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed in the Funds’ prospectus or SAI. Shareholders should contact Merrill Lynch to determine their eligibility for these waivers and discounts.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform

•	Shares purchased through reinvestment of capital gain distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in the Prospectus

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares Available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a Right of Reinstatement

•	Shares purchased through reinvestment of capital gain distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform

A-2

Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Prospectus

•	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (“LOI”) which allow for breakpoint discounts using the same criteria as ROA above, but based on anticipated purchases within a fund family over a 13-month period of time

Class A Sales Charge Waivers Available Only Through Specified Intermediaries

As described in the Prospectus, Class A shares may be purchased at net asset without a sales charge by employer-sponsored retirement plans (“ESRPs”) as defined in the prospectus, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at net asset value without a sales charge only if the broker-dealer has entered into an agreement with the Distributor that allows for such purchases.

The following intermediaries have entered into such an agreement:

Baker & Co., Inc.

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Specialists LLC

Cetera Investment Services LLC

Country Club Financial Services, Inc.

Cutter & Co. Brokerage Inc.

Davenport & Co. LLC

Devenir Investment Advisors, LLC

Fintrust Brokerage Services

First Kentucky Securities Corp.

First Western Securities

Gold Coast Securities, Inc.

Hewitt Financial Services LLC

Hilltop Securities Inc.

Infinex Investments, Inc.

J.P. Morgan Securities LLC

KMS Financial Services, Inc.

Mid-Atlantic Capital Corp.

OFG Financial Services, Inc.

Principal Securities Inc.

Raymond James & Associates Inc.

RDM Investment Services, Inc.

Register Financial Associates, Inc.

Shareholders Service Group Inc.

Southeast Investments, NC, Inc.

Stifel, Nicolaus & Co., Inc.

Waddell & Reed Inc.

As described in the Prospectus, Class A shares may be purchased at net asset value without a sales charge through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

A-3

The following intermediaries have entered into such an agreement:

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

TD Ameritrade, Inc.

TD Ameritrade Clearing, Inc.

Class T Share Sales Charge Waivers Available Only Through Specified Intermediaries

As set forth in the Prospectus, Class T shares are generally subject to an up-front sales charge, except for shares purchased through the reinvestment of dividends and capital gain distributions from the same fund. However, Class T shares may be available at net asset value without a sales charge under limited circumstances through certain financial intermediaries. Currently no intermediaries are offering such waivers.

A-4

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Inflation Protected Municipal Bond

Intermediate Duration Municipal Bond

Limited Term Municipal Bond

Short Duration High Yield Municipal Bond

Short Term Municipal Bond

Strategic Municipal Opportunities

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Intermediate Municipal Bond

California Municipal Bond

Colorado Municipal Bond

Connecticut Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Municipal Bond

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond

Minnesota Municipal Bond

Municipal-State (continued)

Missouri Municipal Bond

Nebraska Municipal Bond

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Municipal Bond

North Carolina Municipal Bond

Ohio Municipal Bond

Oregon Intermediate Municipal Bond

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond

Core Plus Bond

High Income Bond

Inflation Protected Securities

NWQ Flexible Income

Preferred Securities and Income

Short Term Bond

Strategic Income

Symphony Credit Opportunities

Symphony Floating Rate Income

Symphony High Yield Bond

Global/International

International Growth

NWQ Global Equity Income

NWQ International Value

Santa Barbara Global Dividend Growth

Santa Barbara International Dividend Growth

Symphony International Equity

Winslow International Small Cap

Value

Dividend Value

Large Cap Value

Mid Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small/Mid-Cap Value

Small Cap Value

Growth

Growth

Large Cap Growth

Mid Cap Growth Opportunities

Small Cap Growth Opportunities

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Concentrated Core

Large Cap Core

Large Cap Select

Santa Barbara Dividend Growth

Small Cap Select

Symphony Low Volatility Equity

Symphony Mid-Cap Core

Symphony Small Cap Core

Real Assets

Global Infrastructure

Gresham Diversified Commodity Strategy

Real Asset Income

Real Estate Securities

Asset Allocation

Multi-Asset Income

Multi-Asset Income Tax-Aware

Strategy Aggressive Growth Allocation

Strategy Balanced Allocation

Strategy Conservative Allocation

Strategy Growth Allocation

Alternative Strategies

Equity Long/Short

Equity Market Neutral

Several additional sources of information are available to you, including the codes of ethics adopted by the Funds, Nuveen, LLC, Nuveen Fund Advisors and Nuveen Asset Management. The appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” contains information on sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed in this prospectus and the related statement of additional information. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Funds included in this prospectus. Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The Funds’ most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787, on the Funds’ website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund, Nuveen Concentrated Core Fund and Nuveen Equity Market Neutral Fund are series of Nuveen Investment Trust, whose Investment Company Act file number is 811-07619. Nuveen Growth Fund and Nuveen Equity Long/Short Fund are series of Nuveen Investment Trust II, whose Investment Company Act file number is 811-08333.

Distributed by

Nuveen Securities, LLC

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MPR-NLCES-1217P

Mutual Funds

Nuveen Equity Funds

Annual Report August 31, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T

Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGFX	NNGRX	NNGTX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCFX	NLCIX	NLCTX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLAFX	NLIGX	NLATX
Nuveen Concentrated Core Fund	NCADX	NCAEX	—	NCARX	NCAFX	NCCTX
Nuveen Growth Fund	NSAGX	NSRCX	NBGRX	—	NSRGX	NSRTX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	—	NELIX	NELTX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	—	NIMEX	NMETX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, investors are concerned about President Trump’s ability to accomplish the remainder of his pro-growth fiscal agenda, including tax reform and large infrastructure projects. Economic growth projections, in turn, have been lowered and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year. As expected, German Chancellor Angela Merkel won a fourth term in September 2017. That election also saw a far-right party entering Parliament for the first time in almost 60 years.

The remainder of the year could bring challenges to this benign macro environment. The U.S. government voted to temporarily increase the nation’s debt limit, but the debate will resume again in December when the current extension of the debt limit expires. In addition, the need for disaster relief and recovery following Hurricanes Harvey, Irma, Maria and Nate has further muddied the outlook on the White House’s promised agenda. Markets will be watching the “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks while assessing the implications for key trade and political partnerships. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds. On the geopolitical front, tensions with North Korea may continue to flare.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Large Cap Value Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Growth Fund

Nuveen Concentrated Core Fund

Nuveen Growth Fund

Nuveen Equity Long/Short Fund

Nuveen Equity Market Neutral Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen, LLC. Throughout the reporting period, Robert C. Doll, CFA, a senior portfolio manager and chief equity strategist at NAM, and Scott M. Tonneson, CFA, served as portfolio managers for the Funds. Effective April 13, 2017, Anthony R. Burger, CFA, no longer served as a portfolio manager for the Nuveen Equity Long/Short Fund.

In April 2017, the Funds’ Board of Trustees approved the reorganization of Nuveen Large Cap Growth Opportunities Fund into Nuveen Large Cap Growth Fund, subject to shareholder approval. On August 18, 2017, the shareholders of Nuveen Large Cap Growth Opportunities Fund approved the merger, which took place on October 13, 2017 (subsequent to the close of this reporting period). During September 2017 (subsequent to the close of this reporting period), shareholders for Nuveen Core Dividend Fund and Nuveen Large Cap Core Plus Fund approved Fund reorganizations. The Nuveen Large Cap Core Plus Fund merged into the Nuveen Large Cap Core Fund effective at the close of business on October 13, 2017, while the merger of Nuveen Core Dividend Fund into the Nuveen Large Cap Value Fund is scheduled to become effective at the close of business November 3, 2017.

On the following pages, the management team discusses economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended August 31, 2017.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended August 31, 2017?

During the twelve-month reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace in the fourth quarter of 2016 and first quarter of 2017. The Bureau of Economic Analysis reported an annual growth rate of 3.1% for the U.S. economy in the second quarter of 2017, as measured by the “third” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in the second quarter was boosted by stronger consumer spending and business investment, which helped offset weaker government spending. By comparison, the annual GDP growth rate in the first quarter of 2017 was 1.2%.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Despite the slowdown in early 2017, other data pointed to positive momentum. The labor market continued to tighten, inflation ticked higher and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.4% in August 2017 from 4.9% in August 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended August 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.9% annual gain in July 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.2% and 5.8%, respectively.

With the U.S. economy delivering a sustainable, while muted, growth rate, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July and September 2017 meetings. (There was no August meeting.) The markets awaited further guidance on the Fed’s plan to begin shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment, which was first announced following the June 2017 meeting. As detailed after the September 2017 meeting, the balance sheet reduction will begin in October 2017 and is expected to proceed at a predictable and moderate pace to help minimize market disruption. The Fed also signaled its intention to raise its target interest rate one more time in 2017.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was a source of uncertainty. Markets had been highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. However, since then, the outlook for President Trump’s signature reforms has weakened. After multiple attempts, health care reform was unable to garner enough Congressional support to pass. Hurricanes Harvey, Irma and Maria caused enormous devastation in Texas, Florida and Puerto Rico, respectively, which will require federal aid. The debt ceiling vote, expected to be a protracted showdown in Congress, turned out to be a non-event after the Republican president and Congressional Democrats reached a compromise in early September (after the close of this reporting period). Geopolitical risks also remained prominent, with the ongoing renegotiation of the North American Free Trade Agreement (NAFTA); the start of “Brexit” talks between the U.K. and European Union; closely watched elections in the Netherlands, France and Germany; and escalating tensions between the U.S. and North Korea.

Despite the above-mentioned headline risks that dominated the news, equity markets recorded strong returns with international stocks leading the way. In U.S. dollar terms, emerging markets topped the performance charts by rising 24.53% as measured by the MSCI Emerging Markets Index. Developed markets also produced strong gains with the MSCI EAFE Index gaining 17.64% and the S&P 500® Index advancing 16.23% during the reporting period. The resurgence in Eurozone stocks, in particular, took place against a backdrop of broad-based economic recovery with monetary, fiscal and exchange-rate policy all working together with an overlay of structural reform. Consumer confidence in the Eurozone reached a 16-year high and inflation remained in check.

How did the Funds perform during the twelve-month reporting period ended August 31, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year, five-year, ten-year and/or since inception periods ended August 31, 2017. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended August 31, 2017 and how did these strategies influence performance?

Nuveen Large Cap Value Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Value Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

6	NUVEEN

The Nuveen Large Cap Value Fund seeks long-term capital appreciation by investing primarily in large-capitalization stocks of U.S. companies. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Value Index, which are primarily large-cap value companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund produced strong results, outperforming both benchmarks due to widespread strength among its style tilts, stock selections and sector weights. Security selection was particularly strong in the industrial, information technology, health care and materials sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price-to-earnings (P/E) ratios, stocks that exhibited more volatility and higher momentum stocks (those that have recently performed well). A tilt away from stocks with higher dividend yields was also successful. In addition, the Fund benefited from underweight positions in energy and real estate investment trusts (REITs), two of the weaker performing sectors in the index during the reporting period.

The most significant contributor to the Fund’s performance was an underweight position in General Electric Company. This diversified manufacturer operates seven separate businesses. With the recent retirement of CEO Jeff Immelt, the company reins were passed to company veteran John Flannery, the head of GE Healthcare, in August 2017. This transition marks the end of a tumultuous period for General Electric during which the company evolved from a sprawling conglomerate toward a more streamlined industrial portfolio. The company’s stock has been under pressure over the past year as investors have not looked favorably on Immelt’s decisions to sell off GE Capital, acquire Alstom and Baker Hughes and invest in industrial Internet applications. In the information technology sector, the Fund also benefited from a position in Brocade Communications Systems Inc., a technology company that makes routers, switches and other computer networking products. In late October 2016, shares jumped sharply after chip producer Broadcom offered to acquire Brocade Communications in an all-cash offer that represented a hefty premium, the latest deal in the rapidly consolidating semiconductor industry. Although the merger was initially expected to close sometime in 2017, it has been delayed to allow U.S. government regulators more time to review the proposal. In the industrial sector, the Fund saw strong results from a position in Copa Holdings SA, which provides airline passenger and cargo services in Latin America. Investors applauded the company’s strong quarterly results throughout the reporting period, which benefited from solid demand and prudent execution. Favorable trends in passenger demand as measured by PRASM (passenger revenue per available seat mile) fueled strong revenue gains, helping the company beat analysts’ expectations, raise its full-year 2017 operating margin guidance and announce a dividend increase.

The Fund turned in strong results during the reporting period and had few performance detractors. Stock selection was somewhat challenging in the consumer discretionary and telecommunication services sectors. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, and an emphasis on stocks with relatively smaller market caps within the large-cap universe also hindered results.

The Fund’s two greatest detractors were found in the telecommunication services sector. Shares of regional broadband provider Windstream Holdings Inc. slipped throughout the reporting period as investors fretted about dividend cuts across the telecom industry. Then in August 2017, Windstream’s stock dropped sharply after the company reported disappointing second-quarter earnings and eliminated its dividend. We have sold our holdings in Windstream. Shares of cable, internet and telephone provider Frontier Communications Corporation were under pressure throughout the reporting period, but particularly after the company reported its first-quarter results in May 2017. Finally in the energy sector, a position in global offshore contract driller Rowan Companies Inc. detracted. After rising in November and December 2016, the company’s shares were on a downward slide through the end of the reporting period after OPEC’s production cut and subsequent extension failed to lift oil prices. Rowan also reported a first-quarter earnings miss during the reporting period attributable to a considerable decline in day rates, which was partially offset by higher rig utilization. We continue to hold Frontier Communications and Rowan Companies.

NUVEEN	7

Portfolio Managers’ Comments (continued)

Nuveen Large Cap Core Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

The Nuveen Large Cap Core Fund seeks long-term capital appreciation by selecting securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund outperformed mainly due to successful sector weights and style tilts. The industrial sector was the Fund’s greatest area of strength due to security selection and an overweight position. In terms of other sector weights, the Fund was rewarded for underweight positions in energy and real estate investment trusts (REITs) during the reporting period. The Fund’s performance benefited from overweight positions in stocks with lower price-to-earnings (P/E) ratios, stocks that exhibited more volatility and higher momentum stocks (those that have recently performed well).

Two of the Fund’s leading contributors to performance were found in the industrial sector. Shares of the world’s largest aircraft manufacturer Boeing Company were on an upward trajectory throughout the reporting period, hitting a record high by the end of July 2017. The company reported favorable fourth, first and second quarter earnings reports. Management also continued to lift guidance for 2017 based on the company’s aggressive cost cutting efforts and improved productivity as well as strong demand for air travel. During the second quarter, Boeing reported $4.5 billion in free cash flow and raised its operating cash flow guidance, fueled by increasing production and sales of its top commercial jetliners. Company management has also committed to return nearly all of the free cash flow to investors through share buybacks or increased dividends. Also, a position in Manpower Inc. proved beneficial to the Fund’s performance. The company is a multi-national human resource consulting firm that provides recruitment and assessment, training and development, career management, outsourcing and workforce consulting. We have confidence in management’s ability to sustain recent impressive efficiency gains, despite a prolonged period of sluggish growth in its largest markets (France and the U.S.) and the company’s historical reliance on larger, more cost-conscious temporary staffing customers. The Fund also benefited from a position in Brocade Communications Systems Inc., an information technology company that makes routers, switches and other computer networking products. In late October 2016, shares jumped sharply after chip producer Broadcom offered to acquire Brocade Communications in an all-cash offer that represented a hefty premium, the latest deal in the rapidly consolidating semiconductor industry. Although the merger was initially expected to close sometime in 2017, it has been delayed to allow U.S. government regulators more time to review the proposal.

Stock selection was somewhat challenging in the consumer discretionary and consumer staples sectors, while an underweight position in financials, the second best performing sector in the index, was also a headwind. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, and an emphasis on stocks with relatively smaller market caps within the large-cap universe also had negative impacts on performance.

In the consumer discretionary sector, a position in specialty apparel and accessories retailer Urban Outfitters, Inc. detracted from performance. Shares dropped sharply during the reporting period after the company reported several quarters of disappointing results due to sales declines. The rapid rise of e-commerce and “fast-fashion” trends have resulted in difficult industry conditions across the apparel segment. Additionally, the company was removed from the S&P 500® Index in March 2017 after S&P Dow Jones raised its market cap threshold for the index. The Fund also experienced weak results from regional broadband provider Windstream Holdings Inc. in the telecommunication services sector. Shares slipped throughout the reporting period as investors fretted about dividend cuts across the telecom industry. Then in August 2017, Windstream’s stock dropped sharply after the company reported disappointing second-quarter earnings and completely eliminated its attractive dividend. Finally, in consumer staples, shares of Tyson Foods, Inc., the country’s largest processor of chicken, beef and pork, took a step back after strong performance earlier in 2016. In November 2016, the company reported disappointing fourth-quarter earnings that fell significantly short of analysts’ estimates. The stock fell again in May 2017 after the company reported a significant decline in net income for the second fiscal quarter

8	NUVEEN

versus a year ago and revealed that the state of Florida was investigating Tyson Foods for anticompetitive practices. We no longer hold Urban Outfitters, Windstream Holdings and Tyson Foods.

Nuveen Large Cap Growth Fund

The Fund’s Class A Shares at NAV outperformed the comparative Lipper classification average, but underperformed the Russell 1000® Growth Index during the twelve-month reporting period ended August 31, 2017.

The Nuveen Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

On the positive side of the equation, the Fund benefited from several beneficial style tilts, including overweight positions in stocks with lower price-to-earnings (P/E) ratios and stocks that exhibited more volatility. Security selection was also favorable in the industrial and materials sectors. In addition, the Fund’s performance was rewarded for underweight positions in consumer staples and real estate investment trusts (REITs), two of the weaker performing sectors in the index during the reporting period.

The top performing position in the Fund during the reporting period was found in the industrial sector. Shares of the world’s largest aircraft manufacturer Boeing Company were on an upward trajectory throughout the reporting period, hitting a record high by the end of July 2017. The company reported favorable fourth, first and second quarter earnings reports. Management also continued to lift guidance for 2017 based on the company’s aggressive cost cutting efforts and improved productivity as well as strong demand for air travel. During the second quarter, Boeing reported $4.5 billion in free cash flow and raised its operating cash flow guidance, fueled by increasing production and sales of its top commercial jetliners. Company management has also committed to return nearly all of the free cash flow to investors through share buybacks or increased dividends. Also, steel producer Steel Dynamics Inc. from the materials sector was a standout performer for the Fund. The company was already benefiting from improved pricing in the steel industry because imports had fallen significantly year-over-year, easing the supply glut from recent years. However, shares rallied sharply in November 2016 and stayed elevated throughout the remainder of the reporting period. Finally, a position in Visteon Corporation, a designer and manufacturer of electronic products for vehicle manufacturers, benefited the Fund during the reporting period. The company reported strong fourth-quarter profits driven by higher revenues in its electronics segment, along with solid execution that helped margins expand more than investors expected. Management’s outlook also provided investors with reason to believe growth would continue due to Visteon’s unique automotive component offerings as the industry shifts toward fully digital instruments and autonomous driving.

The Fund’s underperformance was primarily the result of unsuccessful sector weights and style tilts. An underweight position in information technology, the second best performing sector in the index, was a headwind, as was an overweight position in consumer discretionary. As far as style tilts were concerned, a preference for stocks with more leverage, as measured by a higher debt/equity ratio, and an emphasis on stocks with relatively smaller market caps within the large-cap universe also had negative impacts on results. In addition, stock selection was somewhat challenging in the consumer discretionary and health care sectors.

The Fund’s most significant detractor was in the consumer discretionary sector, mattress manufacturer Tempur Sealy International Inc., shares sold off sharply in late September 2016 after the company unexpectedly reported third-quarter sales that were below expectations and lowered its full-year 2016 sales guidance. The stock dropped abruptly again in late January 2017 after Tempur Sealy was unable to reach a sales agreement with its biggest retailer, Mattress Firm, which in turn terminated all contracts with the company. In the telecommunication services sector, a position in regional broadband provider Windstream Holdings Inc. was a laggard for the Fund. Shares slipped throughout the reporting period as investors fretted about dividend cuts across the telecom industry. Then in August 2017, Windstream’s stock dropped sharply after the company reported disappointing second-quarter earnings and completely eliminated its attractive dividend. In the consumer discretionary sector, a position in specialty apparel and

NUVEEN	9

Portfolio Managers’ Comments (continued)

accessories retailer Urban Outfitters, Inc. detracted from performance. Shares dropped sharply during the reporting period after the company reported several quarters of disappointing results due to sales declines. The rapid rise of e-commerce and “fast-fashion” trends have resulted in difficult industry conditions across the apparel segment. Additionally, the company was removed from the S&P 500® Index in March 2017 after S&P Dow Jones raised its market cap threshold for the index. We no longer hold Tempur Sealy, Windstream Holdings and Urban Outfitters.

Nuveen Concentrated Core Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

The Nuveen Concentrated Core Fund seeks long-term capital appreciation by investing in a highly concentrated portfolio of approximately 20 stocks of well-run companies that the investment team believes are attractive. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multifactor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund produced strong results due to favorable stock selection and beneficial style tilts. Security selection was particularly strong in the industrial, telecommunication services, information technology and consumer staples sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price-to-earnings (P/E) ratios, more variation in earnings and the highest projected growth rates. The Fund also benefited from a lack of exposure to energy and real estate investment trusts (REITs), two of the weakest performing sectors during the reporting period.

The Fund’s top two contributors were found in the industrial sector. Shares of the world’s largest aircraft manufacturer Boeing Company were on an upward trajectory throughout the reporting period, hitting a record high by the end of July 2017. The company reported favorable fourth, first and second quarter earnings reports. Management also continued to lift guidance for 2017 based on the company’s aggressive cost cutting efforts and improved productivity as well as strong demand for air travel. During the second quarter, Boeing reported $4.5 billion in free cash flow and raised its operating cash flow guidance, fueled by increasing production and sales of its top commercial jetliners. Company management has also committed to return nearly all of the free cash flow to investors through share buybacks or increased dividends. The Fund also saw favorable results from a position in Delta Air Lines Inc. After a period of subpar traffic trends, Delta’s metrics and management guidance for the fourth quarter started to show improvement. This news, combined with lower fuel costs, better non-ticket revenue and positive traffic commentary helped propel this stock upward through the end of July 2017. However, Delta’s stock did give up some gains later in the reporting period due to an earnings miss in its second quarter results, higher fuel prices, a fare war and the effects of Hurricane Harvey. In the telecommunication services sector, our position in wireless network operator T-Mobile US Inc., a unit of German carrier giant Deutsche Telekom, performed well. Shares rose over much of the reporting period based on optimism surrounding the company’s quarterly results, while also offering upbeat guidance for the coming quarters. In addition, T-Mobile appeared to benefit after the election from the assumption that the regulatory environment would lead to future industry consolidation. Later in the reporting period, however, shares gave back some of their strong gains after rumors swirled regarding a potential merger with Sprint.

The Fund turned in favorable results during the reporting period and had few detractors. Stock selection was challenging in the consumer discretionary sector, while a significant overweight in health care also detracted. In addition, we underweighted stocks with more currency sensitivity in the Fund, but overweighted stocks with more leverage, as measured by a higher debt/equity ratio, which were both unsuccessful strategies over the reporting period.

In the consumer discretionary area, a position in discount retailer Target Corporation detracted after its shares were on a downward trajectory. In January 2017, the company reported weaker-than-expected holiday sales, which the CEO attributed to “rapidly changing consumer behavior” as more shoppers shifted to online purchases and away from stores. Target management also lowered guidance for first-quarter and full-year earnings, citing investments that the company will need to make to transition to a new financial model,

10	NUVEEN

causing the stock to plunge in February 2017. We have sold our holdings in Target. In the health care sector, the Fund was hindered by a position in McKesson Corp., one of the largest providers of medicines, pharmaceutical supplies and health technology products and services in the United States. McKesson, along with other top pharmaceutical distribution companies, continued to be weighed down by political pressures surrounding the pharmaceutical supply chain and drug pricing concerns. Shares plunged in late October 2016 after the company reported disappointing quarterly results. However, shares did regain some ground after the company released fourth-quarter results in mid-May 2017, which showed strong distribution margins and earnings. Shares were also boosted by management’s outlook for a better generic pricing environment in the next few quarters. Also in health care, shares of the largest pharmacy benefit management organization in the U.S., Express Scripts, Holdings Company, dropped sharply in April 2017. Although the company’s first quarter report showed earnings growth, it came from cost-cutting efforts and not prescription volumes, which have continued to decline. But more importantly, the company’s largest customer, Anthem, announced that it will not be renewing its contract with Express Scripts due to its current litigation over drug pricing. We continue to hold both McKesson and Express Scripts.

Nuveen Growth Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Growth Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

The Nuveen Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above average growth potential combined with durable and stable earnings streams. The Fund may invest up to 25% of its net assets in non-U.S. equity securities. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We begin with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select growth oriented holdings. Our goal is to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund turned in weak results, underperforming its benchmarks mainly due to security selection issues in the consumer discretionary, information technology and health care sectors. An overweight position in consumer staples, one of the worst performing sectors in the index, and an underweight position in information technology, one of the best performers, were also headwinds. In addition, the Fund’s underweights in stocks that exhibited more volatility, higher momentum stocks (those that have recently performed well) and stocks with more currency sensitivity hindered results.

In the consumer discretionary sector, a position in department store operator Ross Stores, Inc. detracted from the Fund’s results. The company operates a chain of stores that offer off-price apparel and home accessories items. After hitting an all-time high at the end of 2016, shares dropped during much of the remainder of the reporting period. Also in the discretionary sector, the Fund’s position in global marketing and corporate communications holding company Omnicom Group, Inc. detracted from performance. After rising earlier in the reporting period, its shares succumbed to pressure following the company’s announcement that two of its subsidiaries had been subpoenaed as part of a U.S. Department of Justice investigation into video production and post-production practices in the advertising industry. In addition, the Brexit vote in the U.K. cast some doubt on Omnicom’s ability to increase revenues and decrease costs since a significant amount of the company’s revenue comes from Europe. However, the company continues to focus on increasing its presence in the highly competitive industry through strategic acquisitions and expanding its global footprint. In health care, shares of the largest pharmacy benefit management organization in the U.S., Express Scripts, Holdings Company, dropped sharply in April 2017. Although the company’s first quarter report showed earnings growth, it came from cost-cutting efforts and not prescription volumes, which have continued to decline. But more importantly, the company’s largest customer, Anthem, announced that it will not be renewing its contract with Express Scripts due to its current litigation over drug pricing. Express Scripts’ contract with Anthem represented almost one-fifth of its revenues in 2016 and will expire in 2019. The company also likely faces a stricter regulatory environment going forward due to the allegations of arbitrary drug pricing and lack of transparency surrounding fees and rebates. We continue to hold Ross Stores, Omnicom Group and Express Scripts.

NUVEEN	11

Portfolio Managers’ Comments (continued)

On the positive side, the Fund benefited from its emphasis on stocks with lower price-to-earnings (P/E) ratios. Also, stock selection was favorable in the industrial sector. The Fund was also rewarded for its lack of exposure to the real estate investment trust (REIT) sector, one of the weaker performing areas of the benchmark.

The Fund’s leading contributor during the reporting period, Boeing Company, came from the industrial sector. Shares of the world’s largest aircraft manufacturer Boeing Company were on an upward trajectory throughout the reporting period, hitting a record high by the end of July 2017. The company reported favorable fourth, first and second quarter earnings reports. Management also continued to lift guidance for 2017 based on the company’s aggressive cost cutting efforts and improved productivity as well as strong demand for air travel. During the second quarter, Boeing reported $4.5 billion in free cash flow and raised its operating cash flow guidance, fueled by increasing production and sales of its top commercial jetliners. Company management has also committed to return nearly all of the free cash flow to investors through share buybacks or increased dividends. Also, in the information technology sector, the Fund’s position in global payments processer and financial services company MasterCard, Inc. boosted performance. The company has benefited from its merger and acquisition activity. Its acquisition of U.K.-based Vocalink, a leader in bank account-based payments, provides MasterCard with access to an additional network, which we believe opens the door for growth in new markets. The company has also successfully grown net revenue at a double-digit rate, while returning 100% of net income to shareholders in the form of dividends and repurchases. We believe Mastercard’s international exposure is a major advantage for this company versus its peers. Additionally, in the health care sector, the Fund benefited from a position in Anthem Inc., which operates as a commercial health benefits company through its subsidiaries, offering various network-based managed care plans to large and small employers, individuals, Medicaid participants and senior markets. Earlier in 2017, Anthem experienced significant noise surrounding the failure of its Cigna acquisition, the termination of its pharmacy benefit manager (PBM) contract with Express Scripts and the uncertainty regarding the Affordable Care Act. Despite the controversy, the company posted strong first-quarter 2017 results, while its guidance appeared conservative. We believe Anthem is well positioned for long-term growth with or without Cigna because strong membership growth, along with reasonable utilization and solid operating cost controls, are helping to offset margin pressures.

Nuveen Equity Long/Short Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with moderate correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is around 70%, with a range of 40% to 100%. The goal of this strategy is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while maintaining some protection in a falling market with the Fund’s short positions, which are selected based on the management team’s belief that they will trail the broader market.

During the reporting period, the Fund produced strong results, outperforming both benchmarks due to widespread strength among its stock selections and style tilts. Security selection was beneficial among both short and long positions, particularly in the industrial, health care, information technology, financial, materials and energy sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price-to-earnings (P/E) ratios, stocks that exhibited more volatility and higher momentum stocks (those that have recently performed well). A tilt away from stocks with higher dividend yields was also successful. In addition, the Fund benefited from a net short position in energy and underweight positions in consumer staples and real estate investment trusts (REITs), three of the weaker-performing sectors in the index during the reporting period.

12	NUVEEN

In the financial sector, a long position in SLM Corporation, the holding company for Sallie Mae Bank, proved beneficial during the reporting period. The company’s primary businesses include the origination of non-federally guaranteed private student loans (PSL) and providing college savings tools. SLM Corporation has a near monopoly on the PSL market because loan repayments are deferred until a student’s education is complete, adding an element of uncertainty to the repayment periods that has kept competitors at bay. Following the November elections, shares soared as investors pinned their hopes on the belief that President Trump’s new administration would likely establish a friendlier regulatory environment for student lenders. Also, the Fund was rewarded for a long position in technology company Lam Research Corporation, a supplier of innovative semiconductor manufacturing equipment and services used by the world’s leading chipmakers. Recently, the company completed its fifth consecutive year of double-digit revenue growth after reporting impressive fiscal fourth-quarter results. More importantly, however, the firm provided outsized guidance for its fiscal first quarter driven by strong demand from memory customers. Although the inherent volatility in semiconductor demand directly affects the cyclicality of the equipment market, Lam Research has been able to benefit from an increase in service revenue in the past year, which is helping to mitigate the impact of volatile customer equipment orders.

The Fund’s two most successful short positions were found in the consumer discretionary sector. Shares of athletic apparel and footwear maker Under Armour, Inc. fell sharply during the reporting period after the company’s enviable growth trajectory began to lose steam due to growing competition in the athletic apparel segment. Early in the reporting period, management had to lower guidance for 2017 after seeing slower North American apparel growth and the need for increased investment in research and development. Also, shares of multinational toy and board game manufacturer Mattel, Inc. were down throughout the reporting period after the owner of popular brands such as Fisher-Price, Barbie, Hot Wheels and American Girl was unable to quickly execute on its turnaround strategy and was hindered by weak holiday season demand. In the face of a mature domestic toy market and foreign exchange headwinds, sales growth had already been difficult for Mattel to achieve, despite opportunities in emerging markets.

The Fund turned in strong results during the reporting period and had few detractors of note. Sector allocations generally weighed on results, particularly underweight positions in financials and information technology sectors. Stock selection was somewhat challenging in the consumer staples and consumer discretionary sectors as well. An overweight position in the poorly performing telecommunication services sector also offset much of the benefit from security selection in that sector. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, also had a negative impact on results.

The Fund’s two most significant laggards in its long portfolio were found in the consumer discretionary sector, including a position in upscale retailer Nordstrom, Inc. Shares retreated sharply in December 2016. Although Nordstrom subsequently reported in May 2017 that earnings and revenue topped analysts’ estimates for the first fiscal quarter, the stock took another hit based on the overall weakness in the retail industry and slower-than-expected same store sales. Also, shares of mattress manufacturer Tempur Sealy International, Inc. sold off sharply in late September 2016 after the company unexpectedly reported third-quarter sales that were below expectations and lowered its full-year 2016 sales guidance. The stock dropped abruptly again in late January 2017 after Tempur Sealy was unable to reach a sales agreement with its biggest retailer, Mattress Firm, which in turn terminated all contracts with the company. Mattress Firm accounted for approximately 21% of Tempur Sealy’s worldwide sales in 2016. While we continue to hold Nordstrom, we have sold our position in Tempur Sealy.

The Fund’s top detractor in its short portfolio was NVIDIA Corporation in the information technology sector. The company, a leading manufacturer of graphics processing units (GPUs) and system-on-a-chip units for the mobile computing market, saw its shares jump sharply in early May 2017 and continue to rise throughout the remainder of the reporting period. NVIDIA reported strong first-quarter results that included a nearly 50% jump in revenues and strict spending controls, which boosted earnings per share 85% higher. Much of the company’s success was driven by outstanding growth in GPUs for cloud data centers, an area of the company that saw year-over-year revenue nearly triple. Also, a short position in American electric auto manufacturer Tesla Motors Inc. hindered the Fund after its shares hit an all-time high in 2017. Earlier in the reporting period, investors were encouraged that the company appeared on track with its aggressive timeline for the mass production of its more affordable $35,000 Model 3 electric car. Indeed, by early July 2017, the company announced that the first Model 3 car had rolled off the factory line. Tesla has invested billions of dollars to expand its production capacity, stating that it hopes to be able to produce up to 500,000 vehicles annually in 2018. While we have covered our short position in NVIDIA, we continue to be short Tesla Motors.

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Portfolio Managers’ Comments (continued)

Nuveen Equity Market Neutral Fund

The Fund’s Class A Shares at NAV outperformed both the BofA/Merrill Lynch 3-Month Treasury Bill Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

The Nuveen Equity Market Neutral Fund seeks long-term capital appreciation independent of the equity market’s direction by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The goal of this strategy is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to stock selection, rather than stock market movements. Over longer periods of time, the Fund’s net exposure could fluctuate between net long 40% and net short 20%; however, under somewhat normal conditions, the Fund will carry a net long exposure slightly above zero percent (long market value versus short market value).

During the reporting period, the Fund produced strong results, outperforming both benchmarks due to widespread strength among its stock selections and style tilts. Security selection was beneficial among long positions, particularly in the information technology, industrial, financial, materials and health care sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price-to-earnings (P/E) ratios, stocks that exhibited more volatility and higher momentum stocks (those that have recently performed well). In addition, the Fund benefited from a net short position in energy, one of the weaker-performing sectors in the Russell 1000® Index during the reporting period.

The Fund’s top contributors in its long portfolio were found in the industrial sector. Shares of the world’s largest aircraft manufacturer Boeing Company were on an upward trajectory throughout the reporting period, hitting a record high by the end of July 2017. The company reported favorable fourth, first and second quarter earnings reports. Management also continued to lift guidance for 2017 based on the company’s aggressive cost cutting efforts and improved productivity as well as strong demand for air travel. During the second quarter, Boeing reported $4.5 billion in free cash flow and raised its operating cash flow guidance, fueled by increasing production and sales of its top commercial jetliners. Company management has also committed to return nearly all of the free cash flow to investors through share buybacks or increased dividends. Also, a position in Manpower Inc. proved beneficial to the Fund’s performance. The company is a multi-national human resource consulting firm that provides recruitment and assessment, training and development, career management, outsourcing and workforce consulting. We have confidence in management’s ability to sustain recent impressive efficiency gains, despite a prolonged period of sluggish growth in its largest markets (France and the U.S.) and the company’s historical reliance on larger, more cost-conscious temporary staffing customers.

The Fund’s two most successful short positions were found in the consumer discretionary sector. Shares of athletic apparel and footwear maker Under Armour, Inc. fell sharply during the reporting period after the company’s enviable growth trajectory began to lose steam due to growing competition in the athletic apparel segment. Early in the reporting period, management had to lower guidance for 2017 after seeing slower North American apparel growth and the need for increased investment in research and development. Also, shares of multinational toy and board game manufacturer Mattel, Inc. were down throughout the reporting period after the owner of popular brands such as Fisher-Price, Barbie, Hot Wheels and American Girl was unable to quickly execute on its turnaround strategy and was hindered by weak holiday season demand. In the face of a mature domestic toy market and foreign exchange headwinds, sales growth had already been difficult for Mattel to achieve, despite opportunities in emerging markets.

The Fund turned in strong results during the reporting period and had few detractors of note. Stock selection was challenging in its short portfolio, particularly in the consumer staples sector. A net short position in utilities also weighed on results. In addition, a preference for stocks with more leverage, as measured by a higher debt/equity ratio, had a negative impact on performance.

14	NUVEEN

The Fund’s most significant detractors in its short portfolio were both found in the consumer discretionary sector. The first, American electric auto manufacturer Tesla Motors Inc., saw its shares hit an all-time high in 2017. Earlier in the reporting period, investors were encouraged that the company appeared on track with its aggressive timeline for the mass production of its more affordable $35,000 Model 3 electric car. Indeed, by early July 2017, the company announced that the first Model 3 car had rolled off the factory line. Tesla has invested billions of dollars to expand its production capacity, stating that it hopes to be able to produce 500,000 vehicles annually in 2018. Also, a short position in high-end handbag, clothing and jewelry designer Kate Spade & Co. proved detrimental. In early May 2017, shares surged after the company announced an agreement to be purchased by luxury handbag competitor Coach Inc. at a hefty premium in a deal valued at more than $2.4 billion. Coach’s management team believes the deal will broaden the company’s customer base and provide substantial synergies. We continue to be short Tesla Motors, while we have covered our position in Kate Spade.

The two most significant detractors among the Fund’s long positions were found in the consumer discretionary sector, including mattress manufacturer Tempur Sealy International Inc., shares sold off sharply in late September 2016 after the company unexpectedly reported third-quarter sales that were below expectations and lowered its full-year 2016 sales guidance. The stock dropped abruptly again in late January 2017 after Tempur Sealy was unable to reach a sales agreement with its biggest retailer, Mattress Firm, which in turn terminated all contracts with the company. Mattress Firm accounted for approximately 21% of Tempur Sealy’s worldwide sales in 2016. Shares of Urban Outfitters, Inc. also dropped sharply during the reporting period after the specialty apparel and accessories retailer reported several quarters of disappointing results due to sales declines. The rapid rise of e-commerce and “fast-fashion” trends have resulted in difficult industry conditions across the apparel segment, with companies struggling to keep up with changing consumer tastes. Urban Outfitters also pre-announced disappointing holiday sales results, which it correctly predicted would affect gross margins more than expected because the company had to increase promotional activity to try to boost demand. Additionally, the company was removed from the S&P 500® Index in March 2017 after S&P Dow Jones raised its market cap threshold for the index. We have sold our positions in both Tempur Sealy and Urban Outfitters.

NUVEEN	15

Risk Considerations

Nuveen Large Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Large Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Large Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

Nuveen Concentrated Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The value of equity securities may decline significantly over short or extended periods of time. The Fund is non-diversified, meaning it may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as currency, growth stock, large cap stock, and non-U.S. investment risks, are described in detail in the Fund’s prospectus.

Nuveen Equity Long/Short Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund’s prospectus.

16	NUVEEN

Nuveen Equity Market Neutral Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Because the Fund attempts to generate returns that are primarily due to stock selection (long and short), rather than the returns of the stock market, performance will be more dependent on the portfolio manager acumen than is the case for other equity funds. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

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Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	15.63%	12.77%	6.00%
Class A Shares at maximum Offering Price	8.97%	11.44%	5.37%
Russell 1000® Value Index	11.58%	13.25%	5.96%
Lipper Multi-Cap Value Funds Classification Average	13.20%	12.30%	5.52%

Class C Shares	14.79%	11.93%	5.21%
Class I Shares	15.92%	13.05%	6.26%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	15.38%	12.50%	7.73%
Class R6 Shares	16.02%	N/A	18.99%
Class T Shares*	N/A	N/A	4.40%
Class T Shares at maximum Offering Price*	N/A	N/A	1.79%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	19.71%	13.02%	5.98%
Class A Shares at maximum Offering Price	12.83%	11.69%	5.35%
Class C Shares	18.76%	12.18%	5.19%
Class I Shares	20.03%	13.31%	6.24%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	19.38%	12.73%	8.10%
Class R6 Shares	20.08%	N/A	21.24%
Class T Shares*	N/A	N/A	8.44%
Class T Shares at maximum Offering Price*	N/A	N/A	5.73%

Since inception returns for Class R3 Shares, Class R6 Shares and Class T Shares are from 8/04/08, 6/30/16 and 5/31/17, respectively. Since inception returns for Class T Shares are cumulative. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

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Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Expense Ratios	1.04%	1.79%	1.29%	0.73%	0.79%	1.04%

Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Class T Shares are not available for public offering.

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Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	16.41%	13.01%
Class A Shares at maximum Offering Price	9.72%	11.43%
Russell 1000® Index	16.16%	12.51%
Lipper Multi-Cap Core Funds Classification Average	14.09%	10.24%

Class C Shares	15.55%	12.17%
Class R6 Shares	16.81%	20.38%
Class I Shares	16.68%	13.28%
Class T Shares*	N/A	4.20%
Class T Shares at maximum Offering Price*	N/A	1.59%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	19.42%	13.48%
Class A Shares at maximum Offering Price	12.56%	11.92%
Class C Shares	18.53%	12.63%
Class R6 Shares	19.78%	21.53%
Class I Shares	19.73%	13.75%
Class T Shares*	N/A	7.13%
Class T Shares at maximum Offering Price*	N/A	4.45%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares and Class T Shares are from 6/30/16 and 5/31/17, respectively. Since inception returns for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

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Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Gross Expense Ratios	1.07%	1.82%	0.76%	0.82%	1.07%
Net Expense Ratios	1.00%	1.75%	0.69%	0.75%	1.00%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Class T Shares are not available for public offering.

NUVEEN	23

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	18.94%	13.22%
Class A Shares at maximum Offering Price	12.10%	11.64%
Russell 1000® Growth Index	20.82%	14.71%
Lipper Multi-Cap Core Funds Classification Average	14.09%	10.24%

Class C Shares	18.04%	12.38%
Class R6 Shares	19.31%	22.24%
Class I Shares	19.22%	13.49%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	21.05%	13.53%
Class A Shares at maximum Offering Price	14.09%	11.97%
Class C Shares	20.15%	12.68%
Class R6 Shares	21.46%	22.74%
Class I Shares	21.37%	13.80%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.17%	1.93%	0.84%	0.93%
Net Expense Ratios	0.98%	1.73%	0.64%	0.73%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

24	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	25

Fund Performance and Expense Ratios (continued)

Nuveen Concentrated Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	17.45%	12.01%
Class A Shares at maximum Offering Price	10.69%	10.44%
Russell 1000® Index	16.16%	12.51%
Lipper Large-Cap Core Funds Classification Average	15.09%	10.97%

Class C Shares	16.58%	11.17%
Class R6 Shares	17.85%	18.18%
Class I Shares	17.73%	12.29%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	20.14%	12.22%
Class A Shares at maximum Offering Price	13.23%	10.68%
Class C Shares	19.23%	11.38%
Class R6 Shares	20.53%	18.50%
Class I Shares	20.46%	12.50%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.23%	1.98%	0.86%	0.97%
Net Expense Ratios	1.07%	1.82%	0.71%	0.82%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.86% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

26	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	27

Fund Performance and Expense Ratios (continued)

Nuveen Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	15.34%	13.36%	6.75%
Class A Shares at maximum Offering Price	8.70%	12.03%	6.12%
Russell 1000® Growth Index	20.82%	15.41%	9.39%
Lipper Large-Cap Growth Funds Classification Average	19.99%	14.28%	8.31%

Class C Shares	14.50%	12.53%	5.96%
Class I Shares	15.63%	13.65%	7.02%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	15.08%	13.07%	15.43%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	17.72%	13.44%	6.63%
Class A Shares at maximum Offering Price	10.94%	12.11%	6.00%
Class C Shares	16.84%	12.60%	5.83%
Class I Shares	18.05%	13.73%	6.90%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	17.44%	13.16%	15.51%

Since inception returns for Class R3 Shares are from 3/03/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

28	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.31%	2.06%	1.56%	1.06%
Net Expense Ratios	1.02%	1.77%	1.27%	0.77%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% (1.40% after December 31, 2018) of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	29

Fund Performance and Expense Ratios (continued)

Nuveen Equity Long/Short Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	18.37%	9.88%	10.43%
Class A Shares at maximum Offering Price	11.56%	8.59%	9.68%
Russell 1000® Index	16.16%	14.37%	15.20%
Lipper Alternative Long/Short Equity Funds Classification Average	7.72%	5.54%	6.68%

Class C Shares	17.47%	9.06%	9.60%
Class I Shares	18.67%	10.15%	10.70%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	20.31%	10.42%	10.58%
Class A Shares at maximum Offering Price	13.39%	9.12%	9.84%
Class C Shares	19.43%	9.59%	9.75%
Class I Shares	20.62%	10.69%	10.86%

Since inception returns are from 12/30/08. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.78%	4.53%	3.52%
Net Expense Ratios	3.58%	4.34%	3.33%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

30	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	31

Fund Performance and Expense Ratios (continued)

Nuveen Equity Market Neutral Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	7.72%	4.41%
Class A Shares at maximum Offering Price	1.52%	2.95%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index	0.62%	0.22%
Lipper Alternative Equity Market Neutral Funds Classification Average	1.76%	1.60%

Class C Shares	6.91%	3.65%
Class I Shares	8.02%	4.68%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	9.70%	4.67%
Class A Shares at maximum Offering Price	3.39%	3.23%
Class C Shares	8.84%	3.89%
Class I Shares	9.98%	4.94%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.29%	4.06%	3.06%
Net Expense Ratios	3.10%	3.87%	2.87%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

32	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	33

Holding

Summaries as of August 31, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	9.7%
Health Care Providers & Services	8.8%
Capital Markets	8.4%
Technology Hardware, Storage & Peripherals	5.2%
Food & Staples Retailing	5.2%
Communication Equipment	4.5%
Biotechnology	4.3%
Hotels, Restaurants & Leisure	3.6%
Specialty Retail	3.6%
Automobiles	2.8%
Multiline Retail	2.8%
Insurance	2.7%
Software	2.4%
Diversified Telecommunication Services	2.4%
Electronic Equipment & Instruments	2.3%
Machinery	2.0%
Mortgage REIT	1.6%
Semiconductors & Semiconductor Equipment	1.5%
Airlines	1.3%
Real Estate Management & Development	1.3%
Pharmaceuticals	1.3%
Electric Utilities	1.3%
Media	1.2%
Other	19.6%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Bank of America Corporation	3.0%
Citigroup Inc.	2.6%
Cisco Systems, Inc.	2.4%
Wal-Mart Stores, Inc.	1.9%
Amgen Inc.	1.8%

34	NUVEEN

Nuveen Large Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	9.9%
Technology Hardware, Storage & Peripherals	8.7%
Capital Markets	7.5%
Biotechnology	6.1%
Specialty Retail	5.8%
Food & Staples Retailing	5.3%
Banks	4.6%
Software	4.4%
Hotels, Restaurants & Leisure	4.0%
IT Services	3.3%
Internet Software & Services	2.5%
Auto Components	2.4%
Communications Equipment	2.4%
Automobiles	2.2%
Media	2.1%
Airlines	2.1%
Real Estate Management & Development	2.0%
Professional Services	2.0%
Multiline Retail	2.0%
Diversified Consumer Services	1.9%
Other	18.6%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	4.7%
Bank of America Corporation	2.0%
UnitedHealth Group Incorporated	1.8%
Visa Inc.	1.8%
Amgen Inc.	1.6%

NUVEEN	35

Holding Summaries as of August 31, 2017 (continued)

Nuveen Large Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	10.7%
Software	10.4%
Technology Hardware, Storage & Peripherals	10.2%
Biotechnology	7.5%
Specialty Retail	6.7%
IT Services	5.6%
Internet Software & Services	5.4%
Auto Components	4.5%
Hotels, Restaurants & Leisure	4.1%
Media	3.7%
Capital Markets	3.2%
Food & Staples Retailing	3.2%
Containers & Packaging	3.0%
Internet and Direct Marketing Retail	2.5%
Other	19.0%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	8.2%
Microsoft Corporation	4.8%
Alphabet Inc., Class A	2.8%
UnitedHealth Group Incorporated	2.6%
Visa Inc.	2.6%

36	NUVEEN

Nuveen Concentrated Core Fund

Fund Allocation

(% of net assets)

Common Stocks	100.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Biotechnology	15.8%
Health Care Providers & Services	15.0%
Food & Staples Retailing	14.6%
Automobiles	9.9%
Capital Markets	9.6%
Technology Hardware, Storage & Peripherals	5.3%
Software	5.3%
IT Services	5.1%
Hotels, Restaurants & Leisure	5.0%
Internet and Direct Marketing Retail	5.0%
Other	9.5%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Gilead Sciences, Inc.	5.5%
Apple, Inc.	5.3%
VMware Inc.	5.3%
Celgene Corporation	5.2%
UnitedHealth Group Incorporated	5.1%

NUVEEN	37

Holding Summaries as of August 31, 2017 (continued)

Nuveen Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	14.0%
IT Services	11.8%
Software	10.1%
Specialty Retail	8.0%
Internet Software & Services	7.8%
Media	7.1%
Technology Hardware, Storage & Peripherals	6.0%
Biotechnology	5.4%
Aerospace & Defense	4.3%
Food & Staples Retailing	3.6%
Hotels, Restaurants & Leisure	3.2%
Other	18.5%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Alphabet Inc., Class A	6.7%
Apple, Inc.	6.0%
Visa Inc.	4.7%
Home Depot, Inc.	4.5%
Microsoft Corporation	4.5%

38	NUVEEN

Nuveen Equity Long/Short Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	145.3%
Total Long Exposure	145.3%
Repurchase Agreements	0.1%
Total Investments	145.4%
Securities Sold Short
Common Stocks	(75.8)%
Total Short Exposure	(75.8)%
Other Assets Less Liabilities	30.4%
Net Assets	100%

Top Five Holdings –

Long Exposure

(% of net assets)

Apple, Inc.	3.7%
Microsoft Corporation	2.9%
Bank of America Corporation	1.9%
Visa Inc.	1.8%
UnitedHealth Group Incorporated	1.7%

Top Five Holdings –

Short Exposure

(% of net assets)

Incyte Pharmaceuticals Inc.	(0.9)%
Agios Pharmaceutical Inc.	(0.9)%
Tractor Supply Company	(0.9)%
BioMarin Pharmaceutical Inc.	(0.9)%
Rite Aid Corporation	(0.8)%

Portfolio Composition –

Long Exposure

(% of net assets)

Software	12.1%
Capital Markets	9.6%
Health Care Providers & Services	9.6%
Biotechnology	8.9%
Technology Hardware, Storage & Peripherals	7.8%
Hotels, Restaurants & Leisure	7.6%
Food & Staples Retailing	7.0%
Banks	5.0%
Auto Components	4.9%
Containers & Packaging	4.9%
IT Services	4.2%
Media	3.8%
Specialty Retail	3.5%
Machinery	3.2%
Airlines	2.8%
Textiles, Apparel & Luxury Goods	2.7%
Internet Software & Services	2.5%
Internet and Direct Marketing Retail	2.5%
Professional Services	2.5%
Wireless Telecommunication Services	2.4%
Multiline Retail	2.4%
Oil, Gas & Consumable Fuels	2.3%
Real Estate Management & Development	2.1%
Automobiles	2.1%
Insurance	2.0%
Communications Equipment	2.0%
Equity Real Estate Investment Trusts	1.7%
Aerospace & Defense	1.6%
Diversified Telecommunication Services	1.5%
Energy Equipment & Services	1.5%
Other	18.6%
Total	145.3%

Portfolio Composition –

Short Exposure

(% of net assets)

Specialty Retail	(5.7)%
Biotechnology	(5.6)%
Chemicals	(5.2)%
Oil, Gas & Consumable Fuels	(4.4)%
Electric Utilities	(4.0)%
Household Durables	(3.9)%
Food Products	(3.1)%
Energy Equipment & Services	(3.1)%
Machinery	(3.0)%
Health Care Equipment & Supplies	(3.0)%
Beverages	(2.4)%
Household Products	(2.4)%
Equity Real Estate Investment Trusts	(2.2)%
IT Services	(2.2)%
Software	(1.9)%
Food & Staples Retailing	(1.6)%
Internet Software & Services	(1.6)%
Distributors	(1.6)%
Other	(18.9)%
Total	(75.8)%

NUVEEN	39

Holding Summaries as of August 31, 2017 (continued)

Nuveen Equity Market Neutral Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	94.6%
Total Long Exposure	94.6%
Repurchase Agreements	3.1%
Total Investments	97.7%
Securities Sold Short
Common Stocks	(85.6)%
Total Short Exposure	(85.6)%
Other Assets Less Liabilities	87.9%
Net Assets	100%

Top Five Holdings –

Long Exposure

(% of net assets)

Biogen Inc.	1.1%
Olin Corporation	1.0%
Gilead Sciences, Inc.	1.0%
Amgen Inc.	1.0%
XPO Logistics, Incorporated	1.0%

Top Five Holdings –

Short Exposure

(% of net assets)

Agios Pharmaceutical Inc.	(1.0)%
Advance Auto Parts, Inc.	(1.0)%
Incyte Pharmaceuticals Inc.	(1.0)%
Analog Devices, Inc.	(0.9)%
AutoZone, Inc.	(0.9)%

Portfolio Composition –

Long Exposure

(% of net assets)

Capital Markets	6.6%
Biotechnology	5.6%
Specialty Retail	5.3%
Health Care Providers & Services	5.1%
Hotels, Restaurants & Leisure	4.7%
Software	4.6%
Technology Hardware, Storage & Peripherals	4.4%
Containers & Packaging	3.7%
Media	3.6%
Multiline Retail	3.1%
Food & Staples Retailing	3.0%
Auto Components	3.0%
Banks	2.9%
Communications Equipment	2.8%
Airlines	2.7%
Professional Services	1.9%
Electronic Equipment, Instruments & Components	1.9%
Real Estate Management & Development	1.9%
Automobiles	1.9%
Mortgage Real Estate Investment Trusts	1.9%
Machinery	1.8%
Diversified Consumer Services	1.8%
Energy Equipment & Services	1.5%
Other	18.9%
Total	94.6%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(6.5)%
Specialty Retail	(6.4)%
Biotechnology	(6.2)%
Chemicals	(5.0)%
Energy Equipment & Services	(4.9)%
Electric Utilities	(4.5)%
Household Durables	(4.1)%
Food Products	(3.4)%
Beverages	(3.4)%
Health Care Equipment & Supplies	(3.1)%
Machinery	(2.7)%
Aerospace & Defense	(2.6)%
Household Products	(2.6)%
Equity Real Estate Investment Trusts	(2.3)%
IT Services	(1.9)%
Food & Staples Retailing	(1.8)%
Water Utilities	(1.8)%
Capital Markets	(1.7)%
Internet Software & Services	(1.7)%
Other	(19.0)%
Total	(85.6)%

40	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class T Shares of Nuveen Large Cap Value Fund and Nuveen Large Cap Core Fund reflect only the first 93 days of the Classes’ operations, they may not provide a meaningful understanding of the Classes’ ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2017.

The beginning of the period is March 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,005.00	$1,001.20	$1,003.80	$1,006.60	$1,006.60	$1,044.00
Expenses Incurred During Period	$5.31	$9.08	$6.57	$3.74	$4.05	$2.73
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.91	$1,016.13	$1,018.65	$1,021.48	$1,021.17	$1,019.86
Expenses Incurred During Period	$5.35	$9.15	$6.61	$3.77	$4.08	$2.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.80%, 1.30%, 0.74% and 0.80% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Class T expenses are equal to the Fund’s annualized net expense ratio of 1.06% multiplied by the average account value over the period, multiplied by 93/365 (to reflect the 93 days in the period since class commencement of operations).

*	Class T Shares are not available for public offering.

NUVEEN	41

Expense Examples (continued)

Nuveen Large Cap Core Fund

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,035.10	$1,031.50	$1,037.10	$1,036.80	$1,042.00
Expenses Incurred During Period	$5.18	$9.01	$3.59	$3.90	$2.62
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.10	$1,016.33	$1,021.68	$1,021.37	$1,010.03
Expenses Incurred During Period	$5.14	$8.94	$3.57	$3.87	$2.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.01%, 1.76%, 0.70% and 0.76% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Class T expenses are equal to the Fund’s annualized net expense ratio of 1.02% multiplied by the average account value over the period, multiplied by 93/365 (to reflect the 93 days in the period since class commencement of operations).

*	Class T Shares are not available for public offering.

Nuveen Large Cap Growth Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,063.80	$1,059.70	$1,065.50	$1,064.80
Expenses Incurred During Period	$5.31	$9.19	$3.70	$4.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.06	$1,016.28	$1,021.63	$1,021.32
Expenses Incurred During Period	$5.19	$9.00	$3.62	$3.92

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77%, 0.71% and 0.77% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

42	NUVEEN

Nuveen Concentrated Core Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,052.40	$1,048.60	$1,054.40	$1,054.20
Expenses Incurred During Period	$5.59	$9.45	$3.78	$4.30
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.76	$1,015.98	$1,021.53	$1,021.02
Expenses Incurred During Period	$5.50	$9.30	$3.72	$4.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.08%, 1.83%, 0.73% and 0.83% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,071.70	$1,068.00	$1,070.50	$1,073.40
Expenses Incurred During the Period	$5.33	$9.23	$6.63	$4.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.06	$1,016.28	$1,018.80	$1,021.32
Expenses Incurred During the Period	$5.19	$9.00	$6.46	$3.92

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77%, 1.27% and 0.77% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	43

Expense Examples (continued)

Nuveen Equity Long/Short Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,040.20	$1,036.40	$1,041.40
Expenses Incurred During the Period	$16.51	$20.33	$15.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.02	$1,005.24	$1,010.28
Expenses Incurred During the Period	$16.25	$20.02	$15.00

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.21%, 3.96% and 2.96% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Equity Market Neutral Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.80	$1,015.30	$1,020.30
Expenses Incurred During the Period	$14.15	$17.83	$12.73
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,011.19	$1,007.51	$1,012.60
Expenses Incurred During the Period	$14.09	$17.76	$12.68

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.78%, 3.51% and 2.50% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

44	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust

Nuveen Investment Trust II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund, Nuveen Concentrated Core Fund, Nuveen Equity Market Neutral Fund (five of the funds comprising the Nuveen Investment Trust) and Nuveen Growth Fund and Nuveen Equity Long/Short Fund (two of the funds comprising Nuveen Investment Trust II) (the “Funds”) as of August 31, 2017, and the related statements of operations for the year then ended, statements of cash flows (Nuveen Equity Long/Short Fund and Nuveen Equity Market Neutral Fund) for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through August 31, 2013 were audited by other auditors whose report dated October 28, 2013 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2017, the results of their operations for the year then ended, their cash flows (Nuveen Equity Long/Short Fund and Nuveen Equity Market Neutral Fund) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

October 26, 2017

NUVEEN	45

Nuveen Large Cap Value Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 0.3%

19,000	Spirit AeroSystems Holdings Inc.	$1,415,500

	Air Freight & Logistics – 1.0%

67,000	XPO Logistics, Incorporated, (2)	4,100,400

	Airlines – 1.3%

11,000	Copa Holdings SA	1,364,770

65,000	United Continental Holdings Inc., (2)	4,027,400
	Total Airlines	5,392,170

	Auto Components – 1.1%

29,000	Lear Corporation	4,336,660

	Automobiles – 2.8%

504,000	Ford Motor Company	5,559,120

167,000	General Motors Company	6,102,180
	Total Automobiles	11,661,300

	Banks – 9.7%

521,000	Bank of America Corporation	12,446,690

156,000	Citigroup Inc.	10,612,680

34,000	JP Morgan Chase & Co.	3,090,260

327,000	Regions Financial Corporation	4,613,970

24,000	SVB Financial Group, (2)	4,064,160

21,000	Synovus Financial Corp.	884,520

79,000	Wells Fargo & Company	4,034,530
	Total Banks	39,746,810

	Biotechnology – 4.3%

42,000	Amgen Inc.	7,466,340

15,000	Biogen Inc., (2)	4,748,400

66,000	Gilead Sciences, Inc.	5,524,860
	Total Biotechnology	17,739,600

	Building Products – 1.1%

63,000	Owens Corning	4,670,190

	Capital Markets – 8.4%

112,000	Bank New York Mellon	5,855,360

108,000	E*Trade Group Inc., (2)	4,429,080

107,000	Franklin Resources, Inc.	4,625,610

134,000	Morgan Stanley	6,097,000

46	NUVEEN

Shares	Description (1)	Value

	Capital Markets (continued)

52,000	Raymond James Financial Inc.	$4,072,640

56,000	State Street Corporation	5,179,440

94,000	TD Ameritrade Holding Corporation	4,072,080
	Total Capital Markets	34,331,210

	Chemicals – 1.0%

132,000	Olin Corporation	4,254,360

	Communication Equipment – 4.5%

157,000	Arris International PLC, (2)	4,374,020

304,000	Cisco Systems, Inc.	9,791,840

161,000	Juniper Networks Inc.	4,464,530
	Total Communication Equipment	18,630,390

	Construction & Engineering – 1.1%

80,000	Jacobs Engineering Group, Inc.	4,359,200

	Containers & Packaging – 1.1%

79,000	WestRock Company	4,495,890

	Diversified Consumer Services – 1.0%

158,000	H & R Block Inc.	4,224,920

	Diversified Financial Services – 1.0%

22,000	Berkshire Hathaway Inc., Class B	3,985,520

	Diversified Telecommunication Services – 2.4%

161,000	AT&T Inc.	6,031,060

221,733	Frontier Communications Corporation	2,986,744

208,000	Intelsat SA, (2)	802,880
	Total Diversified Telecommunication Services	9,820,684

	Electric Utilities – 1.3%

137,000	Exelon Corporation	5,188,190

	Electrical Equipment – 1.1%

57,000	Regal-Beloit Corporation	4,297,800

	Electronic Equipment & Instruments Components – 2.3%

164,000	Corning Incorporated	4,716,640

148,000	Jabil Inc.	4,639,800
	Total Electronic Equipment & Instruments Components	9,356,440

	Energy Equipment & Services – 0.7%

279,000	Rowan Companies Inc.	2,720,250

	Food & Staples Retailing – 5.2%

89,000	CVS Health Corporation	6,883,260

80,000	Walgreens Boots Alliance Inc.	6,520,000

NUVEEN	47

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

101,000	Wal-Mart Stores, Inc.	$7,885,070
	Total Food & Staples Retailing	21,288,330

	Food Products – 1.2%

116,000	Archer-Daniels-Midland Company	4,793,120

	Health Care Providers & Services – 8.8%

34,000	Aetna Inc.	5,361,800

27,000	Anthem Inc.	5,293,080

22,000	Cardinal Health, Inc.	1,484,120

26,000	CIGNA Corporation	4,733,560

87,000	Express Scripts, Holding Company, (2)	5,465,340

17,000	Humana Inc.	4,379,540

34,000	McKesson Corp.	5,076,540

24,000	Wellcare Health Plans Inc., (2)	4,192,320
	Total Health Care Providers & Services	35,986,300

	Hotels, Restaurants & Leisure – 3.6%

78,000	Carnival Corporation	5,419,440

74,000	Hyatt Hotels Corporation, Class A, (2)	4,403,740

40,000	Royal Caribbean Cruises Limited	4,978,400
	Total Hotels, Restaurants & Leisure	14,801,580

	Household Durables – 0.7%

17,000	Whirlpool Corporation	2,917,540

	Independent Power & Renewable Electricity Producers – 1.1%

40,000	AES Corporation	441,600

281,000	Calpine Corporation, (2)	4,130,700
	Total Independent Power & Renewable Electricity Producers	4,572,300

	Insurance – 2.7%

12,000	Everest Reinsurance Group Ltd	3,029,760

68,000	Lincoln National Corporation	4,614,480

74,000	Unum Group	3,565,320
	Total Insurance	11,209,560

	IT Services – 1.1%

127,000	Booz Allen Hamilton Holding	4,331,970

	Machinery – 2.0%

51,000	Ingersoll Rand Company Limited, Class A	4,354,890

53,000	Oshkosh Truck Corporation	3,953,800
	Total Machinery	8,308,690

	Media – 1.2%

164,000	Discovery Communications Inc., Class A Shares, (2)	3,642,440

48	NUVEEN

Shares	Description (1)	Value

	Media (continued)

169,000	TEGNA, Inc.	$1,434,810
	Total Media	5,077,250

	Mortgage Real Estate Investment Trusts – 1.6%

98,000	AGNC Investment Corp.	2,110,920

430,000	Two Harbors Investment Corporation	4,398,900
	Total Mortgage Real Estate Investment Trusts	6,509,820

	Multiline Retail – 2.8%

70,000	Big Lots, Inc.	3,332,000

110,000	Kohl’s Corporation	4,375,800

68,000	Target Corporation	3,708,040
	Total Multiline Retail	11,415,840

	Oil, Gas & Consumable Fuels – 0.8%

40,000	Exxon Mobil Corporation	3,053,200

	Personal Products – 0.2%

11,000	Nu Skin Enterprises, Inc., Class A	669,130

	Pharmaceuticals – 1.3%

19,000	Johnson & Johnson	2,515,030

84,000	Pfizer Inc.	2,849,280
	Total Pharmaceuticals	5,364,310

	Professional Services – 1.1%

41,000	Manpower Inc.	4,571,910

	Real Estate Investment Trust – 0.7%

156,000	Host Hotels & Resorts Inc.	2,826,720

	Real Estate Management & Development – 1.3%

121,000	CBRE Group Inc., (2)	4,365,680

30,000	Realogy Holdings Corporation	1,017,000
	Total Real Estate Management & Development	5,382,680

	Semiconductors & Semiconductor Equipment – 1.5%

47,000	Intel Corporation	1,648,290

243,000	Marvell Technology Group Ltd.	4,352,130
	Total Semiconductors & Semiconductor Equipment	6,000,420

	Software – 2.4%

26,000	Oracle Corporation	1,308,580

56,000	Synopsys Inc., (2)	4,503,520

39,000	VMware Inc., (2)	4,215,900
	Total Software	10,028,000

	Specialty Retail – 3.6%

78,000	Best Buy Co., Inc.	4,232,280

NUVEEN	49

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)			Value

	Specialty Retail (continued)

76,000	GameStop Corporation			$1,406,000

193,000	Gap, Inc.			4,558,660

438,000	Staples, Inc.			4,474,170
	Total Specialty Retail			14,671,110

	Technology Hardware, Storage & Peripherals – 5.2%

25,000	Apple, Inc.			4,100,000

266,000	HP Inc.			5,075,280

97,000	NCR Corporation			3,543,410

94,000	NetApp, Inc.			3,634,040

57,000	Western Digital Corporation			5,031,390
	Total Technology Hardware, Storage & Peripherals			21,384,120

	Tobacco – 0.4%

14,000	Philip Morris International			1,637,020

	Trading Companies & Distributors – 0.8%

67,000	WESCO International Inc., (2)			3,380,150

	Wireless Telecommunication Services – 1.0%

143,000	Telephone and Data Systems Inc.			4,191,330
	Total Long-Term Investments (cost $378,076,470)			409,099,884

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

	REPURCHASE AGREEMENTS – 0.1%

$594	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/17, repurchase price $593,734, collateralized by $505,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $609,937	0.120%	9/01/17	$593,732
	Total Short-Term Investments (cost $593,732)			593,732
	Total Investments (cost $378,670,202) – 99.9%			409,693,616
	Other Assets Less Liabilities – 0.1%			343,219
	Net Assets – 100%			$410,036,835

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

50	NUVEEN

Nuveen Large Cap Core Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Air Freight & Logistics – 1.0%

64,000	XPO Logistics, Incorporated, (2)	$3,916,800

	Airlines – 2.1%

85,000	Southwest Airlines Co.	4,431,900

59,000	United Continental Holdings Inc., (2)	3,655,640
	Total Airlines	8,087,540

	Auto Components – 2.4%

48,000	Delphi Automotive PLC	4,627,200

28,000	Lear Corporation	4,187,120

5,000	Visteon Corporation, (2)	577,200
	Total Auto Components	9,391,520

	Automobiles – 2.2%

343,000	Ford Motor Company	3,783,290

134,000	General Motors Company	4,896,360
	Total Automobiles	8,679,650

	Banks – 4.6%

326,000	Bank of America Corporation	7,788,140

6,000	Citigroup Inc.	408,180

18,000	JPMorgan Chase & Co.	1,636,020

288,000	Regions Financial Corporation	4,063,680

23,000	SVB Financial Group, (2)	3,894,820
	Total Banks	17,790,840

	Biotechnology – 6.1%

35,000	Amgen Inc.	6,221,950

17,000	Biogen Inc., (2)	5,381,520

42,000	Celgene Corporation, (2)	5,835,060

73,000	Gilead Sciences, Inc.	6,110,830
	Total Biotechnology	23,549,360

	Building Products – 1.0%

52,000	Owens Corning	3,854,760

	Capital Markets – 7.5%

90,000	Bank New York Mellon	4,705,200

81,000	E*Trade Group Inc., (2)	3,321,810

94,000	Franklin Resources, Inc.	4,063,620

104,000	Morgan Stanley	4,732,000

NUVEEN	51

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Capital Markets (continued)

48,000	Raymond James Financial Inc.	$3,759,360

51,000	State Street Corporation	4,716,990

91,000	TD Ameritrade Holding Corporation	3,942,120
	Total Capital Markets	29,241,100

	Chemicals – 1.0%

123,000	Olin Corporation	3,964,290

	Communications Equipment – 2.4%

164,000	Cisco Systems, Inc.	5,282,440

140,000	Juniper Networks Inc.	3,882,200
	Total Communications Equipment	9,164,640

	Construction & Engineering – 0.9%

66,000	Jacobs Engineering Group, Inc.	3,596,340

	Containers & Packaging – 1.9%

67,000	Berry Plastics Corporation, (2)	3,768,080

61,000	WestRock Company	3,471,510
	Total Containers & Packaging	7,239,590

	Diversified Consumer Services – 1.9%

6,000	Graham Holdings Company	3,523,200

147,000	H & R Block Inc.	3,930,780
	Total Diversified Consumer Services	7,453,980

	Diversified Financial Services – 0.5%

10,000	Berkshire Hathaway Inc., Class B	1,811,600

	Diversified Telecommunication Services – 0.7%

197,533	Frontier Communications Corporation	2,660,770

	Electrical Equipment – 1.0%

53,000	Regal-Beloit Corporation	3,996,200

	Electronic Equipment, Instruments & Components – 1.5%

132,000	Jabil Inc.	4,138,200

88,000	Vishay Intertechnology Inc.	1,557,600
	Total Electronic Equipment, Instruments & Components	5,695,800

	Energy Equipment & Services – 0.3%

141,000	Rowan Companies Inc.	1,374,750

	Food & Staples Retailing – 5.3%

29,000	Costco Wholesale Corporation	4,545,460

68,000	CVS Health Corporation	5,259,120

65,000	Walgreens Boots Alliance Inc.	5,297,500

71,000	Wal-Mart Stores, Inc.	5,542,970
	Total Food & Staples Retailing	20,645,050

52	NUVEEN

Shares	Description (1)	Value

	Food Products – 0.4%

37,000	Archer-Daniels-Midland Company	$1,528,840

	Health Care Providers & Services – 9.9%

30,000	Aetna Inc.	4,731,000

52,000	AmerisourceBergen Corporation	4,173,000

27,000	CIGNA Corporation	4,915,620

73,000	Express Scripts, Holding Company, (2)	4,585,860

18,000	Humana Inc.	4,637,160

30,000	McKesson Corp.	4,479,300

35,000	UnitedHealth Group Incorporated	6,961,500

23,000	Wellcare Health Plans Inc., (2)	4,017,640
	Total Health Care Providers & Services	38,501,080

	Hotels, Restaurants & Leisure – 4.0%

18,000	Carnival Corporation	1,250,640

71,000	Hyatt Hotels Corporation, Class A, (2)	4,225,210

35,000	Royal Caribbean Cruises Limited	4,356,100

38,000	Wyndham Worldwide Corporation	3,787,840

14,000	Wynn Resorts Ltd	1,945,860
	Total Hotels, Restaurants & Leisure	15,565,650

	Independent Power & Renewable Electricity Producers – 1.0%

260,000	Calpine Corporation, (2)	3,822,000

	Insurance – 1.0%

60,000	Lincoln National Corporation	4,071,600

	Internet and Direct Marketing Retail – 1.9%

3,000	Amazon.com, Inc.	2,941,800

29,000	Expedia, Inc.	4,302,440
	Total Internet and Direct Marketing Retail	7,244,240

	Internet Software & Services – 2.5%

6,000	Alphabet Inc., Class A, (2)	5,731,440

16,000	Facebook Inc., Class A Shares, (2)	2,751,520

13,000	VeriSign, Inc.	1,348,750
	Total Internet Software & Services	9,831,710

	IT Services – 3.3%

44,000	MasterCard, Inc.	5,865,200

67,000	Visa Inc.	6,935,840
	Total IT Services	12,801,040

	Machinery – 1.7%

110,000	Allison Transmission Holdings Inc.	3,820,300

33,000	Ingersoll Rand Company Limited, Class A	2,817,870
	Total Machinery	6,638,170

NUVEEN	53

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Media – 2.1%

43,000	AMC Networks Inc., Class A Shares, (2)	$2,613,540

137,000	Discovery Communications Inc., Class A Shares, (2)	3,042,770

17,000	Omnicom Group, Inc.	1,230,460

159,000	TEGNA, Inc.	1,349,910
	Total Media	8,236,680

	Multiline Retail – 2.0%

44,000	Big Lots, Inc.	2,094,400

94,000	Kohl’s Corporation	3,739,320

43,000	Nordstrom, Inc.	1,918,660
	Total Multiline Retail	7,752,380

	Oil, Gas & Consumable Fuels – 0.5%

24,000	Exxon Mobil Corporation	1,831,920

	Pharmaceuticals – 0.6%

17,000	Johnson & Johnson	2,250,290

	Professional Services – 2.0%

36,000	Manpower Inc.	4,014,360

84,000	Robert Half International Inc.	3,805,200
	Total Professional Services	7,819,560

	Real Estate Management & Development – 2.0%

114,000	CBRE Group Inc., (2)	4,113,120

112,000	Realogy Holdings Corporation	3,796,800
	Total Real Estate Management & Development	7,909,920

	Software – 4.4%

45,000	Citrix Systems, (2)	3,519,450

71,000	Microsoft Corporation	5,308,670

51,000	Synopsys Inc., (2)	4,101,420

38,000	VMware Inc., (2)	4,107,800
	Total Software	17,037,340

	Specialty Retail – 5.8%

75,000	Best Buy Co., Inc.	4,069,500

25,000	Burlington Store Inc., (2)	2,178,250

185,000	GameStop Corporation	3,422,500

153,000	Gap, Inc.	3,613,860

34,000	Home Depot, Inc.	5,095,580

395,000	Staples, Inc.	4,034,925
	Total Specialty Retail	22,414,615

	Technology Hardware, Storage & Peripherals – 8.7%

111,000	Apple, Inc.	18,204,000

54	NUVEEN

Shares	Description (1)	Value

	Technology Hardware, Storage & Peripherals (continued)

220,000	HP Inc.	$4,197,600

101,000	NCR Corporation	3,689,530

89,000	NetApp, Inc.	3,440,740

50,000	Western Digital Corporation	4,413,500
	Total Technology Hardware, Storage & Peripherals	33,945,370

	Trading Companies & Distributors – 0.7%

56,000	WESCO International Inc., (2)	2,825,200

	Wireless Telecommunication Services – 1.0%

134,000	Telephone and Data Systems Inc.	3,927,540
	Total Long-Term Investments (cost $352,247,774)	388,069,725
	Other Assets Less Liabilities – 0.2%	806,512
	Net Assets – 100%	$388,876,237

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

NUVEEN	55

Nuveen Large Cap Growth Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 0.9%

3,100	Boeing Company	$742,946

	Air Freight & Logistics – 1.0%

13,500	XPO Logistics, Incorporated, (2)	826,200

	Airlines – 2.4%

2,500	Copa Holdings SA	310,175

19,200	Southwest Airlines Co.	1,001,088

9,900	United Continental Holdings Inc., (2)	613,404
	Total Airlines	1,924,667

	Auto Components – 4.5%

17,800	BorgWarner Inc.	826,098

10,800	Delphi Automotive PLC	1,041,120

6,000	Lear Corporation	897,240

7,200	Visteon Corporation, (2)	831,168
	Total Auto Components	3,595,626

	Automobiles – 0.4%

18,200	Ford Motor Company	200,746

2,400	Harley-Davidson, Inc.	112,824
	Total Automobiles	313,570

	Banks – 1.0%

4,800	SVB Financial Group, (2)	812,832

	Biotechnology – 7.5%

6,100	Amgen Inc.	1,084,397

4,000	Biogen Inc., (2)	1,266,240

11,600	Celgene Corporation, (2)	1,611,588

16,100	Gilead Sciences, Inc.	1,347,731

11,200	Ionis Pharmaceuticals, Inc., (2)	600,544

200	Regeneron Pharmaceuticals, Inc., (2)	99,380
	Total Biotechnology	6,009,880

	Capital Markets – 3.2%

600	Ameriprise Financial, Inc.	83,106

7,900	MSCI Inc., Class A Shares	905,419

9,700	Raymond James Financial Inc.	759,704

9,200	State Street Corporation	850,908
	Total Capital Markets	2,599,137

56	NUVEEN

Shares	Description (1)	Value

	Communications Equipment – 1.5%

14,400	Arris International PLC, (2)	$401,184

7,000	F5 Networks, Inc., (2)	835,660
	Total Communications Equipment	1,236,844

	Containers & Packaging – 3.0%

15,300	Berry Plastics Corporation, (2)	860,472

59,200	Graphic Packaging Holding Company	772,560

26,700	Silgan Holdings, Inc.	803,403
	Total Containers & Packaging	2,436,435

	Diversified Consumer Services – 1.0%

29,900	H & R Block Inc.	799,526

	Diversified Telecommunication Services – 0.1%

16,900	Intelsat SA, (2)	65,234

	Electronic Equipment, Instruments & Components – 1.0%

26,000	Jabil Inc.	815,100

	Food & Staples Retailing – 3.2%

8,300	Costco Wholesale Corporation	1,300,942

11,700	Walgreens Boots Alliance Inc.	953,550

4,200	Wal-Mart Stores, Inc.	327,894
	Total Food & Staples Retailing	2,582,386

	Health Care Equipment & Supplies – 0.3%

6,900	Hologic Inc., (2)	266,340

	Health Care Providers & Services – 10.7%

5,900	Aetna Inc.	930,430

11,200	AmerisourceBergen Corporation	898,800

6,100	CIGNA Corporation	1,110,566

13,300	Express Scripts, Holding Company, (2)	835,506

4,100	Humana Inc.	1,056,242

5,600	McKesson Corp.	836,136

10,600	UnitedHealth Group Incorporated	2,108,340

5,000	Wellcare Health Plans Inc., (2)	873,400
	Total Health Care Providers & Services	8,649,420

	Hotels, Restaurants & Leisure – 4.1%

14,200	Hyatt Hotels Corporation, Class A, (2)	845,042

10,900	Las Vegas Sands	678,089

8,400	Wyndham Worldwide Corporation	837,312

6,700	Wynn Resorts Ltd	931,233
	Total Hotels, Restaurants & Leisure	3,291,676

NUVEEN	57

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Household Durables – 0.5%

2,200	Whirlpool Corporation	$377,564

	Insurance – 0.9%

10,400	Lincoln National Corporation	705,744

	Internet and Direct Marketing Retail – 2.5%

1,100	Amazon.com, Inc.	1,078,660

6,400	Expedia, Inc.	949,504
	Total Internet and Direct Marketing Retail	2,028,164

	Internet Software & Services – 5.4%

2,400	Alphabet Inc., Class A, (2)	2,292,576

6,800	Facebook Inc., Class A Shares, (2)	1,169,396

8,600	VeriSign, Inc.	892,250
	Total Internet Software & Services	4,354,222

	IT Services – 5.6%

20,700	Booz Allen Hamilton Holding	706,077

12,700	MasterCard, Inc.	1,692,910

20,200	Visa Inc.	2,091,104
	Total IT Services	4,490,091

	Machinery – 2.1%

23,900	Allison Transmission Holdings Inc.	830,047

10,100	Ingersoll Rand Company Limited, Class A	862,439
	Total Machinery	1,692,486

	Media – 3.7%

13,500	AMC Networks Inc., Class A Shares, (2)	820,530

32,200	Discovery Communications Inc., Class A Shares, (2)	715,162

20,700	Live Nation Inc., (2)	827,172

8,800	Omnicom Group, Inc.	636,944
	Total Media	2,999,808

	Multiline Retail – 2.4%

13,500	Big Lots, Inc.	642,600

12,600	Kohl’s Corporation	501,228

18,300	Nordstrom, Inc.	816,546
	Total Multiline Retail	1,960,374

	Personal Products – 1.1%

12,400	Herbalife, Limited	855,724

	Professional Services – 1.1%

19,200	Robert Half International Inc.	869,760

	Real Estate Management & Development – 1.1%

23,400	CBRE Group Inc., (2)	844,272

58	NUVEEN

Shares	Description (1)			Value

	Road & Rail – 0.1%

1,900	CSX Corporation			$95,380

	Software – 10.4%

23,500	Cadence Design Systems, Inc., (2)			923,315

11,200	Citrix Systems, (2)			875,952

51,600	Microsoft Corporation			3,858,132

9,300	Red Hat, Inc., (2)			999,750

10,100	Synopsys Inc., (2)			812,242

8,600	VMware Inc., (2)			929,660
	Total Software			8,399,051

	Specialty Retail – 6.7%

12,900	Best Buy Co., Inc.			699,954

8,500	Burlington Store Inc., (2)			740,605

35,900	Gap, Inc.			847,958

12,700	Home Depot, Inc.			1,903,349

16,000	Lowe’s Companies, Inc.			1,182,240
	Total Specialty Retail			5,374,106

	Technology Hardware, Storage & Peripherals – 10.2%

40,300	Apple, Inc.			6,609,200

21,600	NCR Corporation			789,048

9,700	Western Digital Corporation			856,219
	Total Technology Hardware, Storage & Peripherals			8,254,467

	Trading Companies & Distributors – 0.1%

3,000	Univar Inc., (2)			84,630
	Total Long-Term Investments (cost $69,744,408)			80,353,662

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

	REPURCHASE AGREEMENTS – 0.1%

$123	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/17, repurchase price $122,877, collateralized by $105,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $126,819	0.120%	9/01/17	$122,877
	Total Short-Term Investments (cost $122,877)			122,877
	Total Investments (cost $69,867,285) – 99.8%			80,476,539
	Other Assets Less Liabilities – 0.2%			129,410
	Net Assets – 100%			$80,605,949

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

NUVEEN	59

Nuveen Concentrated Core Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 100.1%

	Airlines – 4.6%

85,100	Southwest Airlines Co.	$4,437,114

	Automobiles – 9.9%

419,100	Ford Motor Company	4,622,673

133,500	General Motors Company	4,878,090
	Total Automobiles	9,500,763

	Banks – 4.9%

196,000	Bank of America Corporation	4,682,440

	Biotechnology – 15.8%

27,700	Amgen Inc.	4,924,229

36,200	Celgene Corporation, (2)	5,029,266

62,500	Gilead Sciences, Inc.	5,231,875
	Total Biotechnology	15,185,370

	Capital Markets – 9.6%

102,100	Franklin Resources, Inc.	4,413,783

51,500	State Street Corporation	4,763,235
	Total Capital Markets	9,177,018

	Food & Staples Retailing – 14.6%

57,200	CVS Health Corporation	4,423,848

60,300	Walgreens Boots Alliance Inc.	4,914,450

60,100	Wal-Mart Stores, Inc.	4,692,007
	Total Food & Staples Retailing	14,030,305

	Health Care Providers & Services – 15.0%

75,200	Express Scripts, Holding Company, (2)	4,724,064

31,800	McKesson Corp.	4,748,058

24,800	UnitedHealth Group Incorporated	4,932,720
	Total Health Care Providers & Services	14,404,842

	Hotels, Restaurants & Leisure – 5.0%

38,800	Royal Caribbean Cruises Limited	4,829,048

	Internet and Direct Marketing Retail – 5.0%

32,100	Expedia, Inc.	4,762,356

	IT Services – 5.1%

36,900	MasterCard, Inc.	4,918,770

60	NUVEEN

Shares	Description (1)	Value

	Software – 5.3%

46,600	VMware Inc., (2)	$5,037,460

	Technology Hardware, Storage & Peripherals – 5.3%

31,200	Apple, Inc.	5,116,800
	Total Long-Term Investments (cost $91,419,058)	96,082,286
	Other Assets Less Liabilities – (0.1)%	(129,299)
	Net Assets – 100%	$95,952,987

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

NUVEEN	61

Nuveen Growth Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 4.3%

4,384	Boeing Company	$1,050,669

6,983	Spirit AeroSystems Holdings Inc.	520,234

1,568	TransDigm Group Inc.	408,715
	Total Aerospace & Defense	1,979,618

	Air Freight & Logistics – 0.9%

7,817	Expeditors International of Washington, Inc.	438,534

	Airlines – 1.3%

11,492	Southwest Airlines Co.	599,193

	Auto Components – 1.1%

3,427	Lear Corporation	512,474

	Banks – 1.0%

4,866	JPMorgan Chase & Co.	442,271

	Beverages – 2.4%

11,330	Coca-Cola Company	516,082

5,022	PepsiCo, Inc.	581,196
	Total Beverages	1,097,278

	Biotechnology – 5.4%

5,272	Amgen Inc.	937,203

3,115	Biogen Inc., (2)	986,084

6,738	Gilead Sciences, Inc.	564,038
	Total Biotechnology	2,487,325

	Communication Equipment – 0.8%

3,144	F5 Networks, Inc., (2)	375,331

	Construction Materials – 1.1%

5,380	Eagle Materials Inc.	523,205

	Financial Exchanges and Data – 1.1%

3,734	Moody’s Corporation	500,468

	Food & Staples Retailing – 3.6%

18,037	Sysco Corporation	950,009

8,931	Walgreens Boots Alliance Inc.	727,877
	Total Food & Staples Retailing	1,677,886

	Food Products – 1.8%

13,178	Tyson Foods, Inc., Class A	834,167

62	NUVEEN

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 1.7%

12,421	Baxter International, Inc.	$770,599

	Health Care Providers & Services – 14.0%

4,145	Aetna Inc.	653,667

7,705	AmerisourceBergen Corporation	618,326

3,091	Anthem Inc.	605,960

8,025	Cardinal Health, Inc.	541,367

13,622	Express Scripts, Holding Company, (2)	855,734

2,824	Humana Inc.	727,519

4,041	McKesson Corp.	603,362

9,375	UnitedHealth Group Incorporated	1,864,688
	Total Health Care Providers & Services	6,470,623

	Health Care Technology – 1.1%

8,904	Veeva Systems Inc., Class A Shares, (2)	529,788

	Hotels, Restaurants & Leisure – 3.2%

2,802	Dominos Pizza Inc.	510,693

5,976	McDonald’s Corporation	955,981
	Total Hotels, Restaurants & Leisure	1,466,674

	Insurance – 1.2%

4,300	Reinsurance Group of America Inc.	578,135

	Internet Software & Services – 7.8%

3,268	Alphabet Inc., Class A, (2)	3,121,720

2,945	Facebook Inc., Class A Shares, (2)	506,452
	Total Internet Software & Services	3,628,172

	IT Services – 11.8%

11,037	Booz Allen Hamilton Holding	376,472

4,509	Gartner Inc., (2)	543,740

5,186	Henry Jack and Associates Inc.	534,521

13,850	MasterCard, Inc.	1,846,205

20,950	Visa Inc.	2,168,744
	Total IT Services	5,469,682

	Machinery – 1.1%

3,222	Parker Hannifin Corporation	518,388

	Media – 7.1%

11,828	Comcast Corporation, Class A	480,335

7,141	Discovery Communications Inc., Class A Shares, (2)	158,602

10,695	Omnicom Group, Inc.	774,104

5,777	Scripps Networks Interactive, Class A Shares	494,800

82,362	Sirius XM Holdings Inc.	473,582

NUVEEN	63

Nuveen Growth Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Media (continued)

5,570	Time Warner Inc.	$563,127

3,671	Walt Disney Company	371,505
	Total Media	3,316,055

	Multiline Retail – 1.2%

9,893	Target Corporation	539,465

	Software – 10.1%

14,844	Cadence Design Systems, Inc., (2)	583,221

6,460	Intuit, Inc.	913,767

28,025	Microsoft Corporation	2,095,429

5,304	Red Hat, Inc., (2)	570,180

6,526	Synopsys Inc., (2)	524,821
	Total Software	4,687,418

	Specialty Retail – 8.0%

14,059	Home Depot, Inc.	2,107,022

13,096	Lowe’s Companies, Inc.	967,663

11,210	Ross Stores, Inc.	655,225
	Total Specialty Retail	3,729,910

	Technology Hardware, Storage & Peripherals – 6.0%

16,916	Apple, Inc.	2,774,224

	Tobacco – 0.7%

5,383	Altria Group, Inc.	341,282
	Total Long-Term Investments (cost $35,873,610)	46,288,165
	Other Assets Less Liabilities – 0.2%	97,881
	Net Assets – 100%	$46,386,046

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

64	NUVEEN

Nuveen Equity Long/Short Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 145.3%

	COMMON STOCKS – 145.3%

	Aerospace & Defense – 1.6%

7,100	Boeing Company	$1,701,586

	Air Freight & Logistics – 1.3%

22,100	XPO Logistics, Incorporated, (2)	1,352,520

	Airlines – 2.8%

8,400	Copa Holdings SA	1,042,188

23,700	Southwest Airlines Co.	1,235,718

11,300	United Continental Holdings Inc., (2)	700,148
	Total Airlines	2,978,054

	Auto Components – 4.9%

26,000	BorgWarner Inc.	1,206,660

14,000	Delphi Automotive PLC	1,349,600

8,900	Lear Corporation	1,330,906

11,300	Visteon Corporation, (2)	1,304,472
	Total Auto Components	5,191,638

	Automobiles – 2.1%

76,000	Ford Motor Company	838,280

18,800	General Motors Company	686,952

6,400	Thor Industries, Inc.	695,296
	Total Automobiles	2,220,528

	Banks – 5.0%

84,000	Bank of America Corporation	2,006,760

87,700	Regions Financial Corporation	1,237,447

7,600	SVB Financial Group, (2)	1,286,984

15,500	Western Alliance Bancorporation, (2)	747,565
	Total Banks	5,278,756

	Biotechnology – 8.9%

9,700	Alexion Pharmaceuticals Inc.	1,381,377

9,600	Amgen Inc.	1,706,592

4,900	Biogen Inc., (2)	1,551,144

11,900	Celgene Corporation, (2)	1,653,267

20,500	Gilead Sciences, Inc.	1,716,055

2,900	Regeneron Pharmaceuticals, Inc., (2)	1,441,010
	Total Biotechnology	9,449,445

NUVEEN	65

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Building Products – 1.3%

18,200	Owens Corning	$1,349,166

	Capital Markets – 9.6%

7,600	Ameriprise Financial, Inc.	1,052,676

27,100	Bank New York Mellon	1,416,788

17,600	E*Trade Group Inc., (2)	721,776

26,700	Franklin Resources, Inc.	1,154,241

11,300	MSCI Inc., Class A Shares	1,295,093

15,300	Raymond James Financial Inc.	1,198,296

22,300	SEI Investments Company	1,303,658

14,700	State Street Corporation	1,359,603

15,500	TD Ameritrade Holding Corporation	671,460
	Total Capital Markets	10,173,591

	Chemicals – 1.3%

42,300	Olin Corporation	1,363,329

	Communications Equipment – 2.0%

34,400	Arris International PLC, (2)	958,384

40,200	Juniper Networks Inc.	1,114,746
	Total Communications Equipment	2,073,130

	Construction & Engineering – 0.7%

13,700	Jacobs Engineering Group, Inc.	746,513

	Consumer Finance – 0.8%

36,600	Ally Financial Inc.	827,160

	Containers & Packaging – 4.9%

22,900	Berry Plastics Corporation, (2)	1,287,896

93,100	Graphic Packaging Holding Company	1,214,955

42,800	Silgan Holdings, Inc.	1,287,852

23,500	WestRock Company	1,337,385
	Total Containers & Packaging	5,128,088

	Diversified Consumer Services – 1.2%

47,600	H & R Block Inc.	1,272,824

	Diversified Telecommunication Services – 1.5%

41,000	AT&T Inc.	1,535,860

	Electric Utilities – 0.9%

25,600	Exelon Corporation	969,472

	Electrical Equipment – 1.1%

15,600	Regal-Beloit Corporation	1,176,240

66	NUVEEN

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 1.2%

39,300	Jabil Inc.	$1,232,055

	Energy Equipment & Services – 1.5%

60,500	Rowan Companies Inc.	589,875

115,500	Transocean Inc.	942,480
	Total Energy Equipment & Services	1,532,355

	Equity Real Estate Investment Trusts – 1.7%

7,300	American Tower Corporation, REIT	1,080,765

5,700	Coresite Realty Corporation	676,932
	Total Equity Real Estate Investment Trusts	1,757,697

	Food & Staples Retailing – 7.0%

9,600	Costco Wholesale Corporation	1,504,704

19,800	CVS Health Corporation	1,531,332

63,900	Sprouts Farmers Market Inc., (2)	1,274,166

18,400	Walgreens Boots Alliance Inc.	1,499,600

20,600	Wal-Mart Stores, Inc.	1,608,242
	Total Food & Staples Retailing	7,418,044

	Food Products – 0.9%

23,600	Archer-Daniels-Midland Company	975,152

	Health Care Providers & Services – 9.6%

8,400	Aetna Inc.	1,324,680

8,400	AmerisourceBergen Corporation	674,100

14,900	Centene Corporation, (2)	1,323,865

7,700	CIGNA Corporation	1,401,862

19,100	Express Scripts, Holding Company, (2)	1,199,862

7,600	McKesson Corp.	1,134,756

9,200	UnitedHealth Group Incorporated	1,829,880

7,300	Wellcare Health Plans Inc., (2)	1,275,164
	Total Health Care Providers & Services	10,164,169

	Health Care Technology – 1.2%

22,200	Veeva Systems Inc., Class A Shares, (2)	1,320,900

	Hotels, Restaurants & Leisure – 7.6%

19,200	Carnival Corporation	1,334,016

21,700	Hyatt Hotels Corporation, Class A, (2)	1,291,367

17,500	Las Vegas Sands	1,088,675

10,200	McDonald’s Corporation	1,631,694

11,200	Royal Caribbean Cruises Limited	1,393,952

9,500	Wynn Resorts Ltd	1,320,405
	Total Hotels, Restaurants & Leisure	8,060,109

NUVEEN	67

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Household Durables – 1.0%

6,300	Whirlpool Corporation	$1,081,206

	Independent Power & Renewable Electricity Producers – 0.7%

41,450	AES Corporation	457,608

20,700	Calpine Corporation, (2)	304,290
	Total Independent Power & Renewable Electricity Producers	761,898

	Insurance – 2.0%

14,400	Lincoln National Corporation	977,184

8,300	RenaissanceRe Holdings, Limited	1,155,028
	Total Insurance	2,132,212

	Internet and Direct Marketing Retail – 2.5%

9,100	Expedia, Inc.	1,350,076

700	Priceline Group Incorporated, (2)	1,296,456
	Total Internet and Direct Marketing Retail	2,646,532

	Internet Software & Services – 2.5%

12,200	IAC/InterActiveCorp.	1,384,822

12,300	VeriSign, Inc.	1,276,125
	Total Internet Software & Services	2,660,947

	IT Services – 4.2%

29,100	Booz Allen Hamilton Holding	992,601

12,200	MasterCard, Inc.	1,626,260

17,900	Visa Inc.	1,853,008
	Total IT Services	4,471,869

	Machinery – 3.2%

35,800	Allison Transmission Holdings Inc.	1,243,334

12,300	Ingersoll Rand Company Limited, Class A	1,050,297

24,200	Timken Company	1,085,370
	Total Machinery	3,379,001

	Media – 3.8%

16,300	AMC Networks Inc., Class A Shares, (2)	990,714

41,600	Discovery Communications Inc., Class A Shares, (2)	923,936

14,700	Dish Network Corporation, Class A, (2)	842,163

32,600	Live Nation Inc., (2)	1,302,696
	Total Media	4,059,509

	Mortgage Real Estate Investment Trusts – 1.1%

51,500	AGNC Investment Corp.	1,109,310

	Multiline Retail – 2.4%

18,100	Kohl’s Corporation	720,018

24,300	Nordstrom, Inc.	1,084,266

68	NUVEEN

Shares	Description (1)	Value

	Multiline Retail (continued)

13,200	Target Corporation	$719,796
	Total Multiline Retail	2,524,080

	Multi-Utilities – 0.6%

22,300	CenterPoint Energy, Inc.	660,526

	Oil, Gas & Consumable Fuels – 2.3%

19,000	Marathon Petroleum Corporation	996,550

103,500	Whiting Petroleum Corporation, (2)	462,645

27,100	World Fuel Services Corporation	936,034
	Total Oil, Gas & Consumable Fuels	2,395,229

	Personal Products – 1.3%

12,500	Estee Lauder Companies Inc., Class A	1,337,375

	Professional Services – 2.5%

11,600	Manpower Inc.	1,293,516

28,800	Robert Half International Inc.	1,304,640
	Total Professional Services	2,598,156

	Real Estate Management & Development – 2.1%

32,700	CBRE Group Inc., (2)	1,179,816

31,300	Realogy Holdings Corporation	1,061,070
	Total Real Estate Management & Development	2,240,886

	Road & Rail – 1.3%

27,200	CSX Corporation	1,365,440

	Semiconductors & Semiconductor Equipment – 0.7%

20,700	Teradyne Inc.	737,127

	Software – 12.1%

34,300	Cadence Design Systems, Inc., (2)	1,347,647

16,100	Citrix Systems, (2)	1,259,181

9,600	Intuit, Inc.	1,357,920

40,700	Microsoft Corporation	3,043,139

34,400	Oracle Corporation	1,731,352

12,700	Red Hat, Inc., (2)	1,365,250

16,200	Synopsys Inc., (2)	1,302,804

12,400	VMware Inc., (2)	1,340,440
	Total Software	12,747,733

	Specialty Retail – 3.5%

23,000	Best Buy Co., Inc.	1,247,980

29,200	Gap, Inc.	689,704

11,900	Home Depot, Inc.	1,783,453
	Total Specialty Retail	3,721,137

NUVEEN	69

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)			Value

	Technology Hardware, Storage & Peripherals – 7.8%

24,100	Apple, Inc.			$3,952,400

39,100	HP Inc.			746,028

28,800	NCR Corporation			1,052,064

31,300	NetApp, Inc.			1,210,058

15,100	Western Digital Corporation			1,332,877
	Total Technology Hardware, Storage & Peripherals			8,293,427

	Textiles, Apparel & Luxury Goods – 2.7%

17,700	Michael Kors Holdings Limited, (2)			747,294

8,600	Ralph Lauren Corporation			755,854

20,800	VF Corporation			1,307,696
	Total Textiles, Apparel & Luxury Goods			2,810,844

	Wireless Telecommunication Services – 2.4%

43,000	Telephone and Data Systems Inc.			1,260,330

20,200	T-Mobile US Inc., (2)			1,307,142
	Total Wireless Telecommunication Services			2,567,472
	Total Long-Term Investments (cost $140,632,143)			153,550,297

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

	REPURCHASE AGREEMENTS – 0.1%

$134	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/17, repurchase price $133,834, collateralized by $115,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $138,897	0.120%	9/01/17	$133,834
	Total Short-Term Investments (cost $133,834)			133,834
	Total Investments (cost $140,765,977) – 145.4%			153,684,131

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (75.8)% (3)

	Aerospace & Defense – (1.6)%

(15,300)	BWX Technologies, Inc.			$(837,216)

(5,600)	Teledyne Technologies Inc., (2)			(840,336)
	Total Aerospace & Defense			(1,677,552)

	Air Freight & Logistics – (0.8)%

(7,200)	United Parcel Service, Inc., Class B			(823,392)

	Automobiles – (0.7)%

(2,200)	Tesla Motors Inc., (2)			(782,980)

	Banks – (0.4)%

(31,000)	F.N.B. Corporation PA			(393,390)

70	NUVEEN

Shares	Description (1)	Value

	Beverages – (2.4)%

(16,700)	Brown-Forman Corporation	$(885,768)

(9,300)	Molson Coors Brewing Company, Class B	(834,675)

(15,200)	Monster Beverage Corporation, (2)	(848,464)
	Total Beverages	(2,568,907)

	Biotechnology – (5.6)%

(14,500)	Agios Pharmaceutical Inc., (2)	(917,270)

(10,000)	BioMarin Pharmaceutical Inc., (2)	(901,900)

(6,700)	Incyte Pharmaceuticals Inc., (2)	(920,647)

(6,000)	Intercept Pharmaceuticals Incorporated, (2)	(699,660)

(44,700)	Intrexon Corporation, (2)	(881,931)

(133,800)	Opko Health Inc., (2)	(856,320)

(5,700)	Tesaro Inc., (2)	(736,098)
	Total Biotechnology	(5,913,826)

	Building Products – (0.8)%

(21,500)	Johnson Controls International PLC	(851,185)

	Capital Markets – (1.2)%

(2,300)	Affiliated Managers Group Inc.	(406,387)

(6,500)	CME Group, Inc.	(817,700)
	Total Capital Markets	(1,224,087)

	Chemicals – (5.2)%

(7,400)	E.I. Du Pont de Nemours and Company	(621,082)

(6,000)	Ecolab Inc.	(799,800)

(6,000)	International Flavors & Fragrances Inc.	(821,100)

(1,900)	NewMarket Corporation	(795,169)

(6,200)	Praxair, Inc.	(815,548)

(16,400)	RPM International, Inc.	(803,108)

(11,800)	WR Grace & Company	(843,464)
	Total Chemicals	(5,499,271)

	Containers & Packaging – (0.8)%

(19,900)	Ball Corporation	(795,801)

	Distributors – (1.6)%

(23,900)	LKQ Corporation, (2)	(828,135)

(8,600)	Pool Corporation	(857,334)
	Total Distributors	(1,685,469)

	Diversified Financial Services – (0.5)%

(2,700)	Berkshire Hathaway Inc., Class B	(489,132)

	Electric Utilities – (4.0)%

(19,800)	Alliant Energy Corporation	(846,252)

NUVEEN	71

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Electric Utilities (continued)

(8,000)	American Electric Power Company, Inc.	$(589,040)

(9,400)	Duke Energy Corporation	(820,620)

(20,700)	PPL Corporation	(812,268)

(16,600)	Southern Company	(801,116)

(7,100)	Westar Energy Inc.	(364,301)
	Total Electric Utilities	(4,233,597)

	Electrical Equipment – (1.4)%

(4,600)	Acuity Brands Inc.	(813,234)

(10,300)	Emerson Electric Company	(608,112)
	Total Electrical Equipment	(1,421,346)

	Energy Equipment & Services – (3.1)%

(15,100)	Helmerich & Payne Inc.	(639,334)

(18,200)	National-Oilwell Varco Inc.	(558,194)

(40,800)	Patterson-UTI Energy, Inc.	(651,576)

(27,000)	RPC Inc.	(524,070)

(30,000)	Superior Energy Services, Inc.	(247,200)

(169,600)	Weatherford International PLC, (2)	(649,568)
	Total Energy Equipment & Services	(3,269,942)

	Equity Real Estate Investment Trusts – (2.2)%

(15,500)	American Campus Communities Inc.	(737,645)

(13,900)	Realty Income Corporation	(800,084)

(12,700)	Regency Centers Corporation	(816,864)
	Total Equity Real Estate Investment Trusts	(2,354,593)

	Food & Staples Retailing – (1.6)%

(8,000)	Casey’s General Stores, Inc.	(843,360)

(368,900)	Rite Aid Corporation, (2)	(892,738)
	Total Food & Staples Retailing	(1,736,098)

	Food Products – (3.1)%

(20,600)	Hain Celestial Group Inc., (2)	(828,532)

(27,100)	Hormel Foods Corporation	(833,054)

(10,200)	Kraft Heinz Company	(823,650)

(20,200)	Mondelez International Inc.	(821,332)
	Total Food Products	(3,306,568)

	Gas Utilities – (0.7)%

(8,700)	Atmos Energy Corporation	(765,948)

	Health Care Equipment & Supplies – (3.0)%

(16,800)	Abbott Laboratories	(855,792)

(15,300)	DENTSPLY SIRONA Inc.	(865,521)

72	NUVEEN

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

(7,900)	DexCom, Inc., (2)	$(589,419)

(9,200)	West Pharmaceutical Services Inc.	(800,768)
	Total Health Care Equipment & Supplies	(3,111,500)

	Health Care Technology – (0.8)%

(12,900)	Cerner Corporation, (2)	(874,362)

	Household Durables – (3.9)%

(16,200)	Garmin Limited	(834,300)

(18,600)	Leggett and Platt Inc.	(855,042)

(16,400)	Lennar Corporation, Class A	(848,864)

(3,200)	Mohawk Industries Inc., (2)	(809,984)

(15,700)	Newell Brands Inc.	(757,996)
	Total Household Durables	(4,106,186)

	Household Products – (2.4)%

(6,000)	Clorox Company	(831,180)

(11,800)	Colgate-Palmolive Company	(845,352)

(8,800)	Procter & Gamble Company	(811,976)
	Total Household Products	(2,488,508)

	Insurance – (1.5)%

(13,700)	Mercury General Corporation	(787,339)

(17,300)	MetLife, Inc.	(810,159)
	Total Insurance	(1,597,498)

	Internet Software & Services – (1.6)%

(102,500)	Pandora Media, Inc., (2)	(866,125)

(21,300)	Zillow Group, Inc., (2)	(843,906)
	Total Internet Software & Services	(1,710,031)

	IT Services – (2.2)%

(12,400)	DST Systems Inc.	(636,492)

(14,600)	Leidos Holdings Inc.	(851,472)

(7,800)	WEX, Inc., (2)	(851,292)
	Total IT Services	(2,339,256)

	Leisure Products – (0.8)%

(50,700)	Mattel, Inc.	(822,354)

	Life Sciences Tools & Services – (1.4)%

(3,900)	Bio-Rad Laboratories Inc.	(849,498)

(1,000)	Mettler-Toledo International Inc., (2)	(605,090)
	Total Life Sciences Tools & Services	(1,454,588)

	Machinery – (3.0)%

(6,000)	Nordson Corporation	(655,800)

NUVEEN	73

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Machinery (continued)

(13,700)	Pentair Limited	$(850,085)

(11,800)	Wabtec Corporation	(832,726)

(13,900)	Xylem Inc.	(862,773)
	Total Machinery	(3,201,384)

	Metals & Mining – (0.4)%

(5,900)	Compass Minerals International, Inc.	(394,120)

	Multi-Utilities – (0.8)%

(10,300)	Dominion Resources, Inc.	(811,331)

	Oil, Gas & Consumable Fuels – (4.4)%

(7,000)	Cheniere Energy Inc., (2)	(299,530)

(5,100)	Cimarex Energy Company	(508,419)

(7,400)	EOG Resources, Inc.	(628,926)

(2,900)	Exxon Mobil Corporation	(221,357)

(16,400)	Hess Corporation	(637,960)

(39,400)	Laredo Petroleum Holdings Inc., (2)	(489,348)

(9,400)	Occidental Petroleum Corporation	(561,180)

(6,000)	Phillips 66	(502,860)

(1,800)	Pioneer Natural Resources Company	(233,370)

(60,000)	WPX Energy Inc., (2)	(599,400)
	Total Oil, Gas & Consumable Fuels	(4,682,350)

	Personal Products – (0.8)%

(51,900)	Coty Inc., Class A	(860,502)

	Semiconductors & Semiconductor Equipment – (0.8)%

(10,300)	Analog Devices, Inc.	(861,801)

	Software – (1.9)%

(25,000)	FireEye Inc., (2)	(369,250)

(4,900)	Tyler Technologies Inc., (2)	(846,720)

(4,200)	Ultimate Software Group, Inc., (2)	(843,780)
	Total Software	(2,059,750)

	Specialty Retail – (5.7)%

(8,900)	Advance Auto Parts, Inc.	(871,310)

(1,600)	AutoZone, Inc.	(845,504)

(13,200)	CarMax, Inc., (2)	(886,380)

(23,900)	Floor & Decor Holdings, Inc., (2)	(858,966)

(4,200)	O’Reilly Automotive Inc., (2)	(823,746)

(15,300)	Tractor Supply Company	(910,503)

(3,900)	Ulta Beauty, Inc., (2)	(861,939)
	Total Specialty Retail	(6,058,348)

74	NUVEEN

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – (0.5)%

(31,400)	Under Armour, Inc., (2)	$(507,110)

	Transportation Infrastructure – (0.8)%

(11,200)	Macquarie Infrastructure Corporation	(834,176)

	Water Utilities – (1.4)%

(10,000)	American Water Works Company	(809,000)

(21,100)	Aqua America Inc.	(704,740)
	Total Water Utilities	(1,513,740)
	Total Common Stocks Sold Short (proceeds $81,513,266)	(80,081,979)
	Other Assets Less Liabilities – 30.4%	32,078,034
	Net Assets – 100%	$105,680,186

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $74,375,286 have been pledged as collateral for Common Stocks Sold Short.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	75

Nuveen Equity Market Neutral Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 94.6%

	COMMON STOCKS – 94.6%

	Air Freight & Logistics – 1.0%

11,300	XPO Logistics, Incorporated, (2)	$691,560

	Airlines – 2.7%

5,200	Copa Holdings SA	645,164

12,400	Southwest Airlines Co.	646,536

8,800	United Continental Holdings Inc., (2)	545,248
	Total Airlines	1,836,948

	Auto Components – 3.0%

1,600	BorgWarner Inc.	74,256

6,600	Delphi Automotive PLC	636,240

4,500	Lear Corporation	672,930

5,500	Visteon Corporation, (2)	634,920
	Total Auto Components	2,018,346

	Automobiles – 1.9%

53,000	Ford Motor Company	584,590

18,700	General Motors Company	683,298
	Total Automobiles	1,267,888

	Banks – 2.9%

27,200	Bank of America Corporation	649,808

2,600	Comerica Incorporated	177,450

44,100	Regions Financial Corporation	622,251

2,900	SVB Financial Group, (2)	491,086
	Total Banks	1,940,595

	Biotechnology – 5.6%

3,900	Amgen Inc.	693,303

2,300	Biogen Inc., (2)	728,088

4,900	Celgene Corporation, (2)	680,757

8,300	Gilead Sciences, Inc.	694,793

5,500	Ionis Pharmaceuticals, Inc., (2)	294,910

1,300	Regeneron Pharmaceuticals, Inc., (2)	645,970
	Total Biotechnology	3,737,821

	Building Products – 1.0%

8,700	Owens Corning	644,931

	Capital Markets – 6.6%

500	Ameriprise Financial, Inc.	69,255

76	NUVEEN

Shares	Description (1)	Value

	Capital Markets (continued)

12,100	Bank New York Mellon	$632,588

14,900	E*Trade Group Inc., (2)	611,049

14,600	Franklin Resources, Inc.	631,158

5,700	MSCI Inc., Class A Shares	653,277

7,600	Raymond James Financial Inc.	595,232

7,000	State Street Corporation	647,430

14,000	TD Ameritrade Holding Corporation	606,480
	Total Capital Markets	4,446,469

	Chemicals – 1.3%

7,400	Huntsman Corporation	196,618

21,600	Olin Corporation	696,168
	Total Chemicals	892,786

	Communications Equipment – 2.8%

23,500	Arris International PLC, (2)	654,710

17,000	Cisco Systems, Inc.	547,570

23,600	Juniper Networks Inc.	654,428
	Total Communications Equipment	1,856,708

	Construction & Engineering – 0.9%

11,100	Jacobs Engineering Group, Inc.	604,839

	Consumer Finance – 1.0%

28,700	Ally Financial Inc.	648,620

	Containers & Packaging – 3.7%

10,400	Berry Plastics Corporation, (2)	584,896

44,400	Graphic Packaging Holding Company	579,420

21,600	Silgan Holdings, Inc.	649,944

11,400	WestRock Company	648,774
	Total Containers & Packaging	2,463,034

	Diversified Consumer Services – 1.8%

1,000	Graham Holdings Company	587,200

23,900	H & R Block Inc.	639,086
	Total Diversified Consumer Services	1,226,286

	Diversified Telecommunication Services – 0.7%

800	AT&T Inc.	29,968

32,140	Frontier Communications Corporation	432,926
	Total Diversified Telecommunication Services	462,894

	Electrical Equipment – 1.0%

8,700	Regal-Beloit Corporation	655,980

NUVEEN	77

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 1.9%

22,000	Jabil Inc.	$689,700

34,300	Vishay Intertechnology Inc.	607,110
	Total Electronic Equipment, Instruments & Components	1,296,810

	Energy Equipment & Services – 1.5%

54,800	Rowan Companies Inc.	534,300

54,700	Transocean Inc.	446,352
	Total Energy Equipment & Services	980,652

	Food & Staples Retailing – 3.0%

700	Costco Wholesale Corporation	109,718

8,400	CVS Health Corporation	649,656

7,800	Walgreens Boots Alliance Inc.	635,700

8,000	Wal-Mart Stores, Inc.	624,560
	Total Food & Staples Retailing	2,019,634

	Food Products – 0.9%

15,300	Archer-Daniels-Midland Company	632,196

	Health Care Providers & Services – 5.1%

4,000	Aetna Inc.	630,800

3,900	AmerisourceBergen Corporation	312,975

9,000	Express Scripts, Holding Company, (2)	565,380

500	Humana Inc.	128,810

3,800	McKesson Corp.	567,378

3,100	UnitedHealth Group Incorporated	616,590

3,600	Wellcare Health Plans Inc., (2)	628,848
	Total Health Care Providers & Services	3,450,781

	Hotels, Restaurants & Leisure – 4.7%

9,300	Carnival Corporation	646,164

10,900	Hyatt Hotels Corporation, Class A, (2)	648,659

5,300	Royal Caribbean Cruises Limited	659,638

6,000	Wyndham Worldwide Corporation	598,080

4,200	Wynn Resorts Ltd	583,758
	Total Hotels, Restaurants & Leisure	3,136,299

	Household Durables – 0.9%

3,500	Whirlpool Corporation	600,670

	Independent Power & Renewable Electricity Producers – 0.9%

40,100	Calpine Corporation, (2)	589,470

	Insurance – 1.1%

1,700	Axis Capital Holdings Limited	102,408

9,500	Lincoln National Corporation	644,670
	Total Insurance	747,078

78	NUVEEN

Shares	Description (1)	Value

	Internet and Direct Marketing Retail – 1.0%

4,500	Expedia, Inc.	$667,620

	Internet Software & Services – 1.0%

6,600	VeriSign, Inc.	684,750

	IT Services – 0.9%

4,700	MasterCard, Inc.	626,510

100	Visa Inc.	10,352
	Total IT Services	636,862

	Machinery – 1.8%

18,600	Allison Transmission Holdings Inc.	645,978

7,000	Ingersoll Rand Company Limited, Class A	597,730
	Total Machinery	1,243,708

	Media – 3.6%

6,300	AMC Networks Inc., Class A Shares, (2)	382,913

24,700	Discovery Communications Inc., Class A Shares, (2)	548,587

15,500	Live Nation Inc., (2)	619,380

31,600	Regal Entertainment Group, Class A	466,732

49,800	TEGNA, Inc.	422,802
	Total Media	2,440,414

	Mortgage Real Estate Investment Trusts – 1.9%

30,200	AGNC Investment Corp.	650,508

59,400	Two Harbors Investment Corporation	607,662
	Total Mortgage Real Estate Investment Trusts	1,258,170

	Multiline Retail – 3.1%

9,300	Big Lots, Inc.	442,680

8,300	Dillard’s, Inc., Class A	504,640

16,100	Kohl’s Corporation	640,458

10,800	Nordstrom, Inc.	481,896
	Total Multiline Retail	2,069,674

	Oil, Gas & Consumable Fuels – 1.4%

85,200	Whiting Petroleum Corporation, (2)	380,844

16,300	World Fuel Services Corporation	563,002
	Total Oil, Gas & Consumable Fuels	943,846

	Personal Products – 0.9%

9,800	Nu Skin Enterprises, Inc., Class A	596,134

	Professional Services – 1.9%

5,700	Manpower Inc.	635,607

14,700	Robert Half International Inc.	665,910
	Total Professional Services	1,301,517

NUVEEN	79

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Real Estate Management & Development – 1.9%

18,300	CBRE Group Inc., (2)	$660,264

18,600	Realogy Holdings Corporation	630,540
	Total Real Estate Management & Development	1,290,804

	Semiconductors & Semiconductor Equipment – 0.9%

17,400	Teradyne Inc.	619,614

	Software – 4.6%

16,200	Cadence Design Systems, Inc., (2)	636,498

7,400	Citrix Systems, (2)	578,754

5,800	Red Hat, Inc., (2)	623,500

7,800	Synopsys Inc., (2)	627,276

6,000	VMware Inc., (2)	648,600
	Total Software	3,114,628

	Specialty Retail – 5.3%

11,200	Best Buy Co., Inc.	607,712

6,500	Burlington Store Inc., (2)	566,345

30,500	GameStop Corporation	564,250

26,500	Gap, Inc.	625,930

3,800	Home Depot, Inc.	569,506

58,700	Staples, Inc.	599,621
	Total Specialty Retail	3,533,364

	Technology Hardware, Storage & Peripherals – 4.4%

4,200	Apple, Inc.	688,800

31,100	HP Inc.	593,388

16,800	NCR Corporation	613,704

14,400	NetApp, Inc.	556,704

5,900	Western Digital Corporation	520,793
	Total Technology Hardware, Storage & Peripherals	2,973,389

	Trading Companies & Distributors – 0.7%

9,400	WESCO International Inc., (2)	474,230

	Wireless Telecommunication Services – 1.4%

22,000	Telephone and Data Systems Inc.	644,820

4,500	T-Mobile US Inc., (2)	291,195
	Total Wireless Telecommunication Services	936,015
	Total Long-Term Investments (cost $58,896,880)	63,634,034

80	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.1%

	REPURCHASE AGREEMENTS – 3.1%

$2,090	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/17, repurchase price $2,089,878 collateralized by $1,765,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $2,131,762	0.120%	9/01/17	$2,089,871
	Total Short-Term Investments (cost $2,089,871)			2,089,871
	Total Investments (cost $60,986,751) – 97.7%			65,723,905

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (85.6)% (3)

	Aerospace & Defense – (2.6)%

(10,600)	BWX Technologies, Inc.			$(580,032)

(4,500)	Rockwell Collins, Inc.			(589,725)

(4,000)	Teledyne Technologies Inc., (2)			(600,240)
	Total Aerospace & Defense			(1,769,997)

	Air Freight & Logistics – (0.9)%

(5,100)	United Parcel Service, Inc., Class B			(583,236)

	Automobiles – (0.9)%

(1,700)	Tesla Motors Inc., (2)			(605,030)

	Beverages – (3.4)%

(11,000)	Brown-Forman Corporation			(583,440)

(11,300)	Coca-Cola Company			(514,715)

(6,900)	Molson Coors Brewing Company, Class B			(619,275)

(10,500)	Monster Beverage Corporation, (2)			(586,110)
	Total Beverages			(2,303,540)

	Biotechnology – (6.2)%

(10,300)	Agios Pharmaceutical Inc., (2)			(651,578)

(6,500)	BioMarin Pharmaceutical Inc., (2)			(586,235)

(4,700)	Incyte Pharmaceuticals Inc., (2)			(645,827)

(4,700)	Intercept Pharmaceuticals Incorporated, (2)			(548,067)

(29,100)	Intrexon Corporation, (2)			(574,143)

(94,200)	Opko Health Inc., (2)			(602,880)

(4,600)	Tesaro Inc., (2)			(594,044)
	Total Biotechnology			(4,202,774)

	Building Products – (0.9)%

(14,900)	Johnson Controls International PLC			(589,891)

	Capital Markets – (1.7)%

(3,200)	Affiliated Managers Group Inc.			(565,408)

(4,700)	CME Group, Inc.			(591,260)
	Total Capital Markets			(1,156,668)

NUVEEN	81

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Chemicals – (5.0)%

(3,500)	Ecolab Inc.	$(466,550)

(4,500)	International Flavors & Fragrances Inc.	(615,825)

(1,400)	NewMarket Corporation	(585,914)

(4,300)	Praxair, Inc.	(565,622)

(11,700)	RPM International, Inc.	(572,949)

(8,100)	WR Grace & Company	(578,988)
	Total Chemicals	(3,385,848)

	Containers & Packaging – (0.8)%

(14,400)	Ball Corporation	(575,856)

	Distributors – (1.6)%

(14,700)	LKQ Corporation, (2)	(509,355)

(5,900)	Pool Corporation	(588,171)
	Total Distributors	(1,097,526)

	Diversified Financial Services – (0.9)%

(3,200)	Berkshire Hathaway Inc., Class B	(579,712)

	Electric Utilities – (4.5)%

(9,600)	Alliant Energy Corporation	(410,304)

(4,900)	American Electric Power Company, Inc.	(360,787)

(6,600)	Duke Energy Corporation	(576,180)

(14,900)	PPL Corporation	(584,676)

(12,600)	Southern Company	(608,076)

(9,000)	Westar Energy Inc.	(461,790)
	Total Electric Utilities	(3,001,813)

	Electrical Equipment – (0.8)%

(3,000)	Acuity Brands Inc.	(530,370)

	Energy Equipment & Services – (4.9)%

(38,600)	Franks International NV	(242,408)

(13,600)	Helmerich & Payne Inc.	(575,824)

(18,200)	National-Oilwell Varco Inc.	(558,194)

(37,500)	Patterson-UTI Energy, Inc.	(598,875)

(18,400)	RPC Inc.	(357,144)

(46,700)	Superior Energy Services, Inc.	(384,808)

(146,500)	Weatherford International PLC, (2)	(561,095)
	Total Energy Equipment & Services	(3,278,348)

	Equity Real Estate Investment Trusts – (2.3)%

(7,600)	American Campus Communities Inc.	(361,684)

(10,500)	Realty Income Corporation	(604,380)

82	NUVEEN

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

(8,700)	Regency Centers Corporation	$(559,584)
	Total Equity Real Estate Investment Trusts	(1,525,648)

	Food & Staples Retailing – (1.8)%

(5,800)	Casey’s General Stores, Inc.	(611,436)

(256,400)	Rite Aid Corporation, (2)	(620,488)
	Total Food & Staples Retailing	(1,231,924)

	Food Products – (3.4)%

(14,700)	Hain Celestial Group Inc., (2)	(591,234)

(18,900)	Hormel Foods Corporation	(580,986)

(7,100)	Kraft Heinz Company	(573,325)

(14,000)	Mondelez International Inc.	(569,240)
	Total Food Products	(2,314,785)

	Gas Utilities – (0.9)%

(6,900)	Atmos Energy Corporation	(607,476)

	Health Care Equipment & Supplies – (3.1)%

(12,300)	Abbott Laboratories	(626,562)

(7,600)	DENTSPLY SIRONA Inc.	(429,932)

(6,600)	DexCom, Inc., (2)	(492,426)

(6,300)	West Pharmaceutical Services Inc.	(548,352)
	Total Health Care Equipment & Supplies	(2,097,272)

	Health Care Technology – (0.9)%

(8,700)	Cerner Corporation, (2)	(589,686)

	Household Durables – (4.1)%

(10,900)	Garmin Limited	(561,350)

(11,100)	Leggett and Platt Inc.	(510,267)

(11,600)	Lennar Corporation, Class A	(600,416)

(2,300)	Mohawk Industries Inc., (2)	(582,176)

(10,700)	Newell Brands Inc.	(516,596)
	Total Household Durables	(2,770,805)

	Household Products – (2.6)%

(4,100)	Clorox Company	(567,973)

(8,000)	Colgate-Palmolive Company	(573,120)

(6,600)	Procter & Gamble Company	(608,982)
	Total Household Products	(1,750,075)

	Insurance – (0.9)%

(10,200)	Mercury General Corporation	(586,194)

	Internet and Direct Marketing Retail – (0.7)%

(10,900)	TripAdvisor Inc., (2)	(465,757)

NUVEEN	83

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Internet Software & Services – (1.7)%

(72,600)	Pandora Media, Inc., (2)	$(613,470)

(12,800)	Zillow Group, Inc., (2)	(507,136)
	Total Internet Software & Services	(1,120,606)

	IT Services – (1.9)%

(10,600)	Leidos Holdings Inc.	(618,192)

(5,800)	WEX, Inc., (2)	(633,012)
	Total IT Services	(1,251,204)

	Leisure Products – (0.9)%

(36,100)	Mattel, Inc.	(585,542)

	Life Sciences Tools & Services – (1.2)%

(2,700)	Bio-Rad Laboratories Inc.	(588,114)

(400)	Mettler-Toledo International Inc., (2)	(242,036)
	Total Life Sciences Tools & Services	(830,150)

	Machinery – (2.7)%

(9,400)	Pentair Limited	(583,270)

(8,300)	Wabtec Corporation	(585,731)

(10,100)	Xylem Inc.	(626,907)
	Total Machinery	(1,795,908)

	Metals & Mining – (0.9)%

(9,000)	Compass Minerals International, Inc.	(601,200)

	Multi-Utilities – (0.9)%

(7,900)	Dominion Resources, Inc.	(622,283)

	Oil, Gas & Consumable Fuels – (6.5)%

(11,100)	Cheniere Energy Inc., (2)	(474,969)

(3,800)	Cimarex Energy Company	(378,822)

(6,700)	EOG Resources, Inc.	(569,433)

(6,800)	Exxon Mobil Corporation	(519,044)

(7,900)	Golar LNG, Limited	(171,272)

(11,200)	Hess Corporation	(435,680)

(30,000)	Laredo Petroleum Holdings Inc., (2)	(372,600)

(6,900)	Occidental Petroleum Corporation	(411,930)

(2,000)	Phillips 66	(167,620)

(2,400)	Pioneer Natural Resources Company	(311,160)

(4,200)	Range Resources Corporation	(72,912)

(48,500)	Southwestern Energy Company, (2)	(264,325)

(20,000)	WPX Energy Inc., (2)	(199,800)
	Total Oil, Gas & Consumable Fuels	(4,349,567)

84	NUVEEN

Shares	Description (1)	Value

	Personal Products – (0.9)%

(35,600)	Coty Inc., Class A	$(590,248)

	Semiconductors & Semiconductor Equipment – (1.5)%

(7,600)	Analog Devices, Inc.	(635,892)

(46,100)	SunPower Corporation, (2)	(407,524)
	Total Semiconductors & Semiconductor Equipment	(1,043,416)

	Software – (1.5)%

(13,500)	FireEye Inc., (2)	(199,395)

(1,000)	Tyler Technologies Inc., (2)	(172,800)

(3,100)	Ultimate Software Group, Inc., (2)	(622,790)
	Total Software	(994,985)

	Specialty Retail – (6.4)%

(6,600)	Advance Auto Parts, Inc.	(646,140)

(1,200)	AutoZone, Inc.	(634,128)

(9,100)	CarMax, Inc., (2)	(611,065)

(16,000)	Floor & Decor Holdings, Inc., (2)	(575,040)

(3,000)	O’Reilly Automotive Inc., (2)	(588,390)

(10,100)	Tractor Supply Company	(601,051)

(2,800)	Ulta Beauty, Inc., (2)	(618,828)
	Total Specialty Retail	(4,274,642)

	Textiles, Apparel & Luxury Goods – (0.6)%

(26,600)	Under Armour, Inc., (2)	(429,590)

	Transportation Infrastructure – (0.4)%

(4,000)	Macquarie Infrastructure Corporation	(297,920)

	Water Utilities – (1.8)%

(7,600)	American Water Works Company	(614,840)

(17,900)	Aqua America Inc.	(597,860)
	Total Water Utilities	(1,212,700)
	Total Common Stocks Sold Short (proceeds $61,990,496)	(57,600,192)
	Other Assets Less Liabilities – 87.9%	59,154,495
	Net Assets – 100%	$67,278,208

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $12,600,646 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

NUVEEN	85

Statement of

Assets and Liabilities	August 31, 2017

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Assets
Long-term investments, at value ($378,076,470, $352,247,774, $69,744,408, and $91,419,058 respectively)	$409,099,884	$388,069,725	$80,353,662	$96,082,286
Short-term investments, at value (cost approximates value)	593,732	—	122,877	—
Cash	—	—	—	—
Cash collateral at brokers for common stocks sold short(1)	—	—	—	—
Receivable for:
Dividends	649,158	530,965	99,108	201,776
Investments sold	6,789,748	5,370,740	1,351,956	—
Shares sold	120,713	1,396,848	94,052	293,792
Other assets	148,280	32,927	28,759	24,769
Total assets	417,401,515	395,401,205	82,050,414	96,602,623
Liabilities
Cash overdraft	—	111,900	—	235,649
Common stocks sold short, at value (proceeds $ —, $ —, $ —, and $ — respectively)	—	—	—	—
Payable for:
Dividends on common stocks sold short	—	—	—	—
Investments purchased	6,270,041	5,219,003	1,260,248	—
Shares redeemed	538,844	791,497	86,831	278,671
Accrued expenses:
Custodian fees	27,079	21,819	13,608	11,839
Management fees	224,570	201,523	34,650	45,225
Professional fees	24,698	22,256	18,191	18,581
Trustees fees	112,770	3,818	361	394
12b-1 distribution and service fees	70,638	61,964	11,053	20,706
Other	96,040	91,188	19,523	38,571
Total liabilities	7,364,680	6,524,968	1,444,465	649,636
Net assets	$410,036,835	$388,876,237	$80,605,949	$95,952,987
Class A Shares
Net assets	$252,902,349	$55,756,437	$11,932,758	$16,148,669
Shares outstanding	9,749,442	1,784,188	393,330	540,033
Net asset value (“NAV”) per share	$25.94	$31.25	$30.34	$29.90
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$27.52	$33.16	$32.19	$31.72
Class C Shares
Net assets	$19,868,404	$59,609,805	$10,129,926	$20,612,532
Shares outstanding	802,193	1,936,908	339,952	702,035
NAV and offering price per share	$24.77	$30.78	$29.80	$29.36
Class R3 Shares
Net assets	$210,944	$—	$—	$—
Shares outstanding	8,084	—	—	—
NAV and offering price per share	$26.10	$—	—	$—
Class R6 Shares
Net assets	$17,991,354	$17,095,285	$31,311	$31,787
Shares outstanding	688,729	545,669	1,030	1,061
NAV and offering price per share	$26.12	$31.33	$30.40	$29.97
Class I Shares
Net assets	$119,037,681	$256,388,661	$58,511,954	$59,159,999
Shares outstanding	4,557,443	8,188,336	1,925,315	1,974,711
NAV and offering price per share	$26.12	$31.31	$30.39	$29.96
Class T Shares(2)
Net assets	$26,103	$26,049	$—	$—
Shares outstanding	1,000	833	—	—
NAV per share	$26.10	$31.29	$—	$—
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$26.77	$32.09	$—	$—

See accompanying notes to financial statements.

86	NUVEEN

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Net assets consist of:
Capital paid-in	$349,712,122	$335,400,871	$67,043,814	$91,516,252
Undistributed (Over-distribution of) net investment income	3,963,584	2,128,608	301,257	605,540
Accumulated net realized gain (loss)	25,337,715	15,524,807	2,651,624	(832,033)
Net unrealized appreciation (depreciation)	31,023,414	35,821,951	10,609,254	4,663,228
Net assets	$410,036,835	$388,876,237	$80,605,949	$95,952,987
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01
(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

(2)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	87

Statement of Assets and Liabilities (continued)

	Growth	Equity Long/ Short	Equity Market Neutral
Assets
Long-term investments, at value (cost $35,873,610, $140,632,143 and $58,896,880, respectively)	$46,288,165	$153,550,297	$63,634,034
Short-term investments, at value (cost approximates value)	—	133,834	2,089,871
Cash	76,264	817,044	188,160
Cash collateral at brokers for common stocks sold short(1)	—	32,403,477	58,256,695
Receivable for:
Dividends	111,160	219,323	89,533
Investments sold	100,547	7,777,525	1,155,882
Shares sold	14,814	932,580	815,753
Other assets	20,068	21,080	22,007
Total assets	46,611,018	195,855,160	126,251,935
Liabilities
Cash overdraft	—	—	—
Common stocks sold short, at value (proceeds $ —, $81,513,266 and $61,990,496, respectively)	—	80,081,979	57,600,192
Payable for:
Dividends on common stocks sold short	—	111,808	87,530
Investments purchased	—	9,308,812	1,143,133
Shares redeemed	156,643	496,844	22,950
Accrued expenses:
Custodian fees	11,792	15,728	15,894
Management fees	13,987	94,706	56,391
Professional fees	18,374	19,712	17,589
Trustees fees	226	430	295
12b-1 distribution and service fees	6,659	12,329	3,136
Other	17,291	32,626	26,617
Total liabilities	224,972	90,174,974	58,973,727
Net assets	$46,386,046	$105,680,186	$67,278,208
Class A Shares
Net assets	$6,452,274	$26,801,560	$6,145,846
Shares outstanding	220,284	694,397	263,608
Net asset value (“NAV”) per share	$29.29	$38.60	$23.31
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$31.08	$40.95	$24.73
Class C Shares
Net assets	$5,942,963	$8,596,355	$2,110,109
Shares outstanding	222,696	239,390	93,411
NAV and offering price per share	$26.69	$35.91	$22.59
Class R3 Shares
Net assets	$371,924	$—	$—
Shares outstanding	12,820	—	—
NAV and offering price per share	$29.01	$—	$—
Class R6 Shares
Net assets	$—	$—	$—
Shares outstanding	—	—	—
NAV and offering price per share	$—	$—	$—
Class I Shares
Net assets	$33,618,885	$70,282,271	$59,022,253
Shares outstanding	1,126,249	1,780,336	2,504,417
NAV and offering price per share	$29.85	$39.48	$23.57
Class T Shares(2)
Net assets	$—	$—	$—
Shares outstanding	—	—	—
NAV per share	$—	$—	$—
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$—	$—	$—

See accompanying notes to financial statements.

88	NUVEEN

	Growth	Equity Long/ Short	Equity Market Neutral
Net assets consist of:
Capital paid-in	$33,788,952	$90,879,512	$59,865,269
Undistributed (Over-distribution of) net investment income	285,559	(522,737)	(491,845)
Accumulated net realized gain (loss)	1,896,980	973,970	(1,222,674)
Net unrealized appreciation (depreciation)	10,414,555	14,349,441	9,127,458
Net assets	$46,386,046	$105,680,186	$67,278,208
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

(2)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	89

Statement of

Operations	Year Ended August 31, 2017

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Investment Income (net of foreign tax withheld of $13,752, $8,121, $165, and $—, respectively)	$8,146,686	$5,212,169	$978,120	$1,627,886
Expenses
Management fees	2,683,941	2,118,521	489,747	631,419
12b-1 service fees – Class A Shares	629,399	134,287	32,245	69,100
12b-1 distribution and service fees – Class C Shares	255,691	546,105	97,861	218,383
12b-1 distribution and service fees – Class R3 Shares	1,135	—	—	—
12b-1 distribution and service fees – Class T Shares(1)	16	16	—	—
Dividends expense on common stocks sold short	—	—	—	—
Prime broker expenses	—	—	—	—
Shareholder servicing agent fees	305,786	222,814	51,352	97,558
Custodian fees	67,920	52,712	33,252	28,901
Trustees fees	13,281	10,381	2,392	2,817
Professional fees	50,416	53,282	26,858	28,620
Shareholder reporting expenses	68,594	64,662	19,426	32,509
Federal and state registration fees	77,366	80,618	63,320	63,314
Other	20,542	17,070	9,652	15,220
Total expenses before fee waiver/expense reimbursement	4,174,087	3,300,468	826,105	1,187,841
Fee waiver/expense reimbursement	—	(150,024)	(124,035)	(165,496)
Net expenses	4,174,087	3,150,444	702,070	1,022,345
Net investment income (loss)	3,972,599	2,061,725	276,050	605,541
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	49,127,174	25,015,736	5,516,768	9,306,735
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	6,368,368	20,341,834	6,864,835	4,263,620
Common stocks sold short	—	—	—	—
Net realized and unrealized gain (loss)	55,495,542	45,357,570	12,381,603	13,570,355
Net increase (decrease) in net assets from operations	$59,468,141	$47,419,295	$12,657,653	$14,175,896
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

90	NUVEEN

	Growth	Equity Long/ Short	Equity Market Neutral
Investment Income (net of foreign tax withheld of $ —, $1,298 and $1,319, respectively)	$859,449	$1,996,431	$971,067
Expenses
Management fees	317,642	1,125,743	768,063
12b-1 service fees – Class A Shares	19,897	63,138	20,066
12b-1 distribution and service fees – Class C Shares	71,173	81,493	21,237
12b-1 distribution and service fees – Class R3 Shares	1,381	—	—
12b-1 distribution and service fees – Class T Shares(1)	—	—	—
Dividends expense on common stocks sold short	—	1,053,379	846,929
Prime broker expenses	—	489,537	3,999
Shareholder servicing agent fees	42,189	83,808	65,203
Custodian fees	27,731	24,489	40,305
Trustees fees	1,642	2,800	1,919
Professional fees	25,254	37,799	29,076
Shareholder reporting expenses	23,506	28,940	23,071
Federal and state registration fees	63,291	62,283	58,141
Other	8,343	9,613	7,580
Total expenses before fee waiver/expense reimbursement	602,049	3,063,022	1,885,589
Fee waiver/expense reimbursement	(138,428)	(159,610)	(163,898)
Net expenses	463,621	2,903,412	1,721,691
Net investment income (loss)	395,828	(906,981)	(750,624)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,219,709	15,305,244	7,857,095
Common stocks sold short	—	(6,526,293)	(4,634,640)
Change in net unrealized appreciation (depreciation) of:
Investments	3,246,794	4,186,543	(480,646)
Common stocks sold short	—	2,700,433	2,331,613
Net realized and unrealized gain (loss)	6,466,503	15,665,927	5,073,422
Net increase (decrease) in net assets from operations	$6,862,331	$14,758,946	$4,322,798
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	91

Statement of

Changes in Net Assets

	Large Cap Value		Large Cap Core
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$3,972,599	$5,623,653	$2,061,725	$2,086,270
Net realized gain (loss) from:
Investments	49,127,174	(16,502,247)	25,015,736	(7,790,494)
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	6,368,368	34,105,291	20,341,834	24,896,330
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	59,468,141	23,226,697	47,419,295	19,192,106
Distributions to Shareholders
From net investment income:
Class A Shares	(3,372,897)	(2,740,858)	(398,834)	(260,913)
Class C Shares	(187,205)	(71,281)	(5,707)	—
Class R3 Shares	(2,313)	(890)	—	—
Class R6 Shares	(284,602)	—	(161,497)	—
Class I Shares	(1,833,151)	(1,620,342)	(1,489,785)	(1,231,787)
Class T Shares(1)	—	—	—	—
From accumulated net realized gains:
Class A Shares	—	(20,742,963)	—	(665,871)
Class C Shares	—	(2,587,341)	—	(672,892)
Class R3 Shares	—	(9,113)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	(9,303,235)	—	(2,305,540)
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(5,680,168)	(37,076,023)	(2,055,823)	(5,137,003)
Fund Share Transactions
Proceeds from sale of shares	68,402,530	86,707,395	184,568,988	127,029,994
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,687,499	30,907,897	1,383,035	3,409,488
	73,090,029	117,615,292	185,952,023	130,439,482
Cost of shares redeemed	(104,887,842)	(118,146,019)	(97,227,326)	(119,614,261)
Net increase (decrease) in net assets from Fund share transactions	(31,797,813)	(530,727)	88,724,697	10,825,221
Net increase (decrease) in net assets	21,990,160	(14,380,053)	134,088,169	24,880,324
Net assets at the beginning of period	388,046,675	402,426,728	254,788,068	229,907,744
Net assets at the end of period	$410,036,835	$388,046,675	$388,876,237	$254,788,068
Undistributed (Over-distribution of) net investment income at the end of period	$3,963,584	$5,671,153	$2,128,608	$2,040,748
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

92	NUVEEN

	Large Cap Growth		Concentrated Core
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$276,050	$548,701	$605,541	$1,682,746
Net realized gain (loss) from:
Investments	5,516,768	(2,230,884)	9,306,735	(9,502,447)
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	6,864,835	5,392,701	4,263,620	7,516,739
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	12,657,653	3,710,518	14,175,896	(302,962)
Distributions to Shareholders
From net investment income:
Class A Shares	(99,157)	(118,046)	(725,221)	(277,738)
Class C Shares	(1,768)	—	(290,490)	—
Class R3 Shares	—	—	—	—
Class R6 Shares	(273)	—	(616)	—
Class I Shares	(428,157)	(356,988)	(656,400)	(321,714)
Class T Shares(1)	—	—	—	—
From accumulated net realized gains:
Class A Shares	—	(1,116,072)	—	(2,022,709)
Class C Shares	—	(307,807)	—	(986,428)
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	(1,947,469)	—	(1,737,972)
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(529,355)	(3,846,382)	(1,672,727)	(5,346,561)
Fund Share Transactions
Proceeds from sale of shares	29,887,814	21,067,275	49,011,697	48,288,208
Proceeds from shares issued to shareholders due to reinvestment of distributions	286,513	2,458,730	1,607,664	5,221,924
	30,174,327	23,526,005	50,619,361	53,510,132
Cost of shares redeemed	(32,666,827)	(49,961,218)	(65,069,923)	(82,303,357)
Net increase (decrease) in net assets from Fund share transactions	(2,492,500)	(26,435,213)	(14,450,562)	(28,793,225)
Net increase (decrease) in net assets	9,635,798	(26,571,077)	(1,947,393)	(34,442,748)
Net assets at the beginning of period	70,970,151	97,541,228	97,900,380	132,343,128
Net assets at the end of period	$80,605,949	$70,970,151	$95,952,987	$97,900,380
Undistributed (Over-distribution of) net investment income at the end of period	$301,257	$526,693	$605,540	$1,680,900
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	93

Statement of Changes in Net Assets (continued)

	Growth		Equity Long/Short
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$395,828	$366,187	$(906,981)	$(306,966)
Net realized gain (loss) from:
Investments	3,219,709	3,404,490	15,305,244	(7,304,871)
Common stocks sold short	—	—	(6,526,293)	250,912
Change in net unrealized appreciation (depreciation) of:
Investments	3,246,794	222,719	4,186,543	11,139,145
Common stocks sold short	—	—	2,700,433	(6,801,971)
Net increase (decrease) in net assets from operations	6,862,331	3,993,396	14,758,946	(3,023,751)
Distributions to Shareholders
From net investment income:
Class A Shares	(70,534)	(63,860)	—	—
Class C Shares	—	—	—	—
Class R3 Shares	(1,096)	(272)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	(287,642)	(282,789)	—	—
Class T Shares(1)	—	—	—	—
From accumulated net realized gains:
Class A Shares	(679,602)	(1,030,621)	—	—
Class C Shares	(597,527)	(1,133,943)	—	—
Class R3 Shares	(15,869)	(8,899)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	(2,112,073)	(3,506,692)	—	—
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,764,343)	(6,027,076)	—	—
Fund Share Transactions
Proceeds from sale of shares	19,097,800	17,693,817	45,821,590	69,074,879
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,272,236	5,202,800	—	—
	22,370,036	22,896,617	45,821,590	69,074,879
Cost of shares redeemed	(28,850,583)	(18,331,029)	(38,052,007)	(69,365,741)
Net increase (decrease) in net assets from Fund share transactions	(6,480,547)	4,565,588	7,769,583	(290,862)
Net increase (decrease) in net assets	(3,382,559)	2,531,908	22,528,529	(3,314,613)
Net assets at the beginning of period	49,768,605	47,236,697	83,151,657	86,466,270
Net assets at the end of period	$46,386,046	$49,768,605	$105,680,186	$83,151,657
Undistributed (Over-distribution of) net investment income at the end of period	$285,559	$249,003	$(522,737)	$—
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

94	NUVEEN

	Equity Market Neutral
	Year Ended 8/31/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$(750,624)	$(733,731)
Net realized gain (loss) from:
Investments	7,857,095	(1,493,893)
Common stocks sold short	(4,634,640)	(1,036,386)
Change in net unrealized appreciation (depreciation) of:
Investments	(480,646)	6,658,507
Common stocks sold short	2,331,613	(1,891,741)
Net increase (decrease) in net assets from operations	4,322,798	1,502,756
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Class T Shares(1)	—	—
From accumulated net realized gains:
Class A Shares	—	(157,697)
Class C Shares	—	(34,980)
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	(732,355)
Class T Shares(1)	—	—
Decrease in net assets from distributions to shareholders	—	(925,032)
Fund Share Transactions
Proceeds from sale of shares	28,581,222	44,449,171
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	735,316
	28,581,222	45,184,487
Cost of shares redeemed	(27,014,605)	(30,342,847)
Net increase (decrease) in net assets from Fund share transactions	1,566,617	14,841,640
Net increase (decrease) in net assets	5,889,415	15,419,364
Net assets at the beginning of period	61,388,793	45,969,429
Net assets at the end of period	$67,278,208	$61,388,793
Undistributed (Over-distribution of) net investment income at the end of period	$(491,845)	$(487,116)
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	95

Statement of

Cash Flows	Year Ended August 31, 2017

	Equity Long/Short	Equity Market Neutral
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$14,758,946	$4,322,798
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(250,353,690)	(98,843,604)
Purchases of common stock sold short	(128,298,940)	(86,213,898)
Proceeds from sales	245,918,058	111,877,904
Proceeds from sales of common stock sold short	142,146,916	84,662,096
Proceeds from (Purchase of) short-term investments, net	2,620,771	828,785
(Increase) Decrease in:
Cash collateral at brokers	(17,540,238)	(11,324,168)
Receivable for dividends	13,969	44,714
Receivable for investments sold	(5,299,957)	(572,834)
Other assets	7,144	4,053
Increase (Decrease) in:
Payable for dividends on common stock sold short	30,896	8,791
Payable for investments purchased	5,530,915	(307,670)
Accrued management fees	15,711	(6,498)
Accrued Trustees fees	47	7
Accrued 12b-1 distribution and service fees	(289)	(694)
Accrued other expenses	(16,064)	6,949
Net realized (gain) loss from:
Investments	(15,305,244)	(7,857,095)
Common stocks sold short	6,526,293	4,634,640
Change in net unrealized (appreciation) depreciation of:
Investments	(4,186,543)	480,646
Common stocks sold short	(2,700,433)	(2,331,613)
Net cash provided by (used in) operating activities	(6,131,732)	(586,691)
Cash Flows from Financing Activities:
Proceeds from sale of shares	45,104,004	27,798,361
Cost of shares redeemed	(38,155,228)	(27,023,510)
Net cash provided by (used in) financing activities	6,948,776	774,851
Net Increase (Decrease) in Cash	817,044	188,160
Cash at the beginning of period	—	—
Cash at the end of period	$817,044	$188,160

See accompanying notes to financial statements.

96	NUVEEN

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NUVEEN	97

Financial

Highlights

Large Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/96)
Year Ended 8/31:
2017	$22.73	$0.23		$3.31	$3.54	$(0.33)	$—	$(0.33)	$25.94
2016	23.58	0.32		0.98	1.30	(0.24)	(1.91)	(2.15)	22.73
2015	28.36	0.27		(1.77)	(1.50)	(0.21)	(3.07)	(3.28)	23.58
2014	25.15	0.31		6.09	6.40	(0.36)	(2.83)	(3.19)	28.36
2013(e)	24.31	0.03		0.81	0.84	—	—	—	25.15
Year Ended 6/30:
2013	20.03	0.29		4.29	4.58	(0.30)	—	(0.30)	24.31
Class C (8/96)
Year Ended 8/31:
2017	21.72	0.05		3.16	3.21	(0.16)	—	(0.16)	24.77
2016	22.60	0.15		0.93	1.08	(0.05)	(1.91)	(1.96)	21.72
2015	27.31	0.07		(1.70)	(1.63)	(0.01)	(3.07)	(3.08)	22.60
2014	24.33	0.10		5.88	5.98	(0.17)	(2.83)	(3.00)	27.31
2013(e)	23.54	—	**	0.79	0.79	—	—	—	24.33
Year Ended 6/30:
2013	19.41	0.12		4.15	4.27	(0.14)	—	(0.14)	23.54
Class R3 (8/08)
Year Ended 8/31:
2017	22.87	0.16		3.34	3.50	(0.27)	—	(0.27)	26.10
2016	23.71	0.28		0.97	1.25	(0.18)	(1.91)	(2.09)	22.87
2015	28.50	0.19		(1.76)	(1.57)	(0.15)	(3.07)	(3.22)	23.71
2014	25.27	0.24		6.12	6.36	(0.30)	(2.83)	(3.13)	28.50
2013(e)	24.43	0.02		0.82	0.84	—	—	—	25.27
Year Ended 6/30:
2013	20.14	0.24		4.30	4.54	(0.25)	—	(0.25)	24.43
Class R6 (6/16)
2017	22.88	0.31		3.34	3.65	(0.41)	—	(0.41)	26.12
2016(f)	21.66	0.06		1.16	1.22	—	—	—	22.88
Class I (8/96)
Year Ended 8/31:
2017	22.88	0.29		3.33	3.62	(0.38)	—	(0.38)	26.12
2016	23.73	0.37		0.99	1.36	(0.30)	(1.91)	(2.21)	22.88
2015	28.52	0.34		(1.78)	(1.44)	(0.28)	(3.07)	(3.35)	23.73
2014	25.28	0.37		6.13	6.50	(0.43)	(2.83)	(3.26)	28.52
2013(e)	24.42	0.04		0.82	0.86	—	—	—	25.28
Year Ended 6/30:
2013	20.12	0.34		4.31	4.65	(0.35)	—	(0.35)	24.42
Class T (5/17)(g)
2017(h)	25.00	0.03		1.07	1.10	—	—	—	26.10

98	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

15.63%	$252,902	1.05%		0.92%		1.05%		0.92%		152%
6.26	240,572	1.10		1.44		1.10		1.44		141
(5.75)	267,337	1.12		1.01		1.12		1.01		158
27.40	294,917	1.11		1.16		1.11		1.16		153
3.50	250,052	1.25	*	0.70	*	1.25	*	0.70	*	42

23.09	282,993	1.16		1.30		1.15		1.31		153

14.79	19,868	1.80		0.19		1.80		0.19		152
5.46	27,588	1.85		0.70		1.85		0.70		141
(6.45)	31,516	1.87		0.26		1.87		0.26		158
26.47	26,628	1.86		0.41		1.86		0.41		153
3.36	17,780	2.00	*	(0.02	)*	2.00	*	(0.02	)*	42

22.10	17,174	1.91		0.54		1.90		0.55		153

15.38	211	1.29		0.63		1.29		0.63		152
5.97	186	1.34		1.25		1.34		1.25		141
(5.99)	232	1.37		0.73		1.37		0.73		158
27.11	135	1.36		0.92		1.36		0.92		153
3.44	87	1.50	*	0.43	*	1.50	*	0.43	*	42

22.72	91	1.41		1.07		1.39		1.08		153

16.02	17,991	0.73		1.23		0.73		1.23		152
5.63	19,773	0.73	*	1.48	*	0.73	*	1.48	*	141

15.92	119,038	0.80		1.17		0.80		1.17		152
6.53	99,927	0.85		1.69		0.85		1.69		141
(5.52)	103,342	0.86		1.29		0.86		1.29		158
27.74	104,875	0.86		1.40		0.86		1.40		153
3.52	45,148	1.00	*	0.97	*	1.00	*	0.97	*	42

23.39	42,285	0.91		1.53		0.90		1.55		153

4.40	26	1.06	*	0.43	*	1.06	*	0.43	*	152

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the two months ended August 31, 2013.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	Class T Shares are not available for public offering.
(h)	For the period May 31, 2017 (commencement of operations) through August 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	99

Financial Highlights (continued)

Large Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017	$27.03	$0.18	$4.24	$4.42	$(0.20)	$—	$(0.20)	$31.25
2016	25.64	0.22	1.71	1.93	(0.15)	(0.39)	(0.54)	27.03
2015	26.67	0.23	(0.69)	(0.46)	(0.02)	(0.55)	(0.57)	25.64
2014	20.49	0.19	6.42	6.61	(0.08)	(0.35)	(0.43)	26.67
2013(d)	20.00	0.04	0.45	0.49	—	—	—	20.49
Class C (6/13)
2017	26.64	(0.05)	4.19	4.14	— **	—	— **	30.78
2016	25.32	0.02	1.69	1.71	—	(0.39)	(0.39)	26.64
2015	26.51	0.02	(0.66)	(0.64)	—	(0.55)	(0.55)	25.32
2014	20.46	0.01	6.39	6.40	—	(0.35)	(0.35)	26.51
2013(d)	20.00	0.01	0.45	0.46	—	—	—	20.46
Class R6 (6/16)
2017	27.08	0.27	4.26	4.53	(0.28)	—	(0.28)	31.33
2016(f)	25.46	0.05	1.57	1.62	—	—	—	27.08
Class I (6/13)
2017	27.08	0.24	4.25	4.49	(0.26)	—	(0.26)	31.31
2016	25.69	0.28	1.72	2.00	(0.22)	(0.39)	(0.61)	27.08
2015	26.71	0.30	(0.68)	(0.38)	(0.09)	(0.55)	(0.64)	25.69
2014	20.50	0.25	6.41	6.66	(0.10)	(0.35)	(0.45)	26.71
2013(d)	20.00	0.03	0.47	0.50	—	—	—	20.50
Class T (5/17)(g)
2017(h)	30.03	0.03	1.23	1.26	—	—	—	31.29

100	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

16.41%	$55,756	1.06%		0.56%		1.01%		0.60%		121%
7.66	47,518	1.11		0.84		1.11		0.85		132
(1.76)	37,684	1.14		0.84		1.14		0.84		110
32.63	6,726	1.26		0.69		1.17		0.78		122
2.45	457	1.54	*	0.53	*	1.17	*	0.90	*	34

15.55	59,610	1.81		(0.21)		1.76		(0.16)		121
6.86	47,805	1.86		0.09		1.85		0.10		132
(2.47)	38,591	1.89		0.09		1.89		0.09		110
31.61	4,937	1.99		(0.02)		1.92		0.06		122
2.30	143	2.31	*	(0.18	)*	1.92	*	0.21	*	34

16.81	17,095	0.74		0.87		0.70		0.91		121
6.36	18,489	0.74	*	1.05	*	0.69	*	1.10	*	132

16.68	256,389	0.81		0.79		0.76		0.83		121
7.93	140,976	0.86		1.09		0.86		1.10		132
(1.49)	153,632	0.89		1.11		0.89		1.11		110
32.92	57,360	1.01		0.93		0.92		1.02		122
2.50	11,449	1.55	*	0.07	*	0.92	*	0.69	*	34

4.20	26	1.05	*	0.34	*	1.02	*	0.37	*	121
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	Class T Shares are not available for public offering.
(h)	For the period May 31, 2017 (commencement of operations) through August 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	101

Financial Highlights (continued)

Large Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017	$25.69	$0.09	$4.75	$4.84	$(0.19)	$—	$(0.19)	$30.34
2016	25.28	0.13	1.24	1.37	(0.09)	(0.87)	(0.96)	25.69
2015	26.34	0.15	(0.15)	(0.00)	(0.03)	(1.03)	(1.06)	25.28
2014	20.59	0.17	6.03	6.20	(0.07)	(0.38)	(0.45)	26.34
2013(d)	20.00	0.05	0.54	0.59	—	—	—	20.59
Class C (6/13)
2017	25.25	(0.13)	4.68	4.55	— **	—	— **	29.80
2016	24.96	(0.05)	1.21	1.16	—	(0.87)	(0.87)	25.25
2015	26.18	(0.06)	(0.13)	(0.19)	—	(1.03)	(1.03)	24.96
2014	20.56	(0.01)	6.01	6.00	—	(0.38)	(0.38)	26.18
2013(d)	20.00	— **	0.56	0.56	—	—	—	20.56
Class R6 (6/16)
2017	25.73	0.17	4.77	4.94	(0.27)	—	(0.27)	30.40
2016(f)	24.27	0.03	1.43	1.46	—	—	—	25.73
Class I (6/13)
2017	25.73	0.15	4.76	4.91	(0.25)	—	(0.25)	30.39
2016	25.33	0.20	1.23	1.43	(0.16)	(0.87)	(1.03)	25.73
2015	26.38	0.21	(0.14)	0.07	(0.09)	(1.03)	(1.12)	25.33
2014	20.60	0.24	6.02	6.26	(0.10)	(0.38)	(0.48)	26.38
2013(d)	20.00	0.04	0.56	0.60	—	—	—	20.60

102	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

18.94%	$11,933	1.18%		0.15%	1.02%		0.32%	136%
5.57	13,654	1.22		0.47	1.15		0.53	117
0.00	31,442	1.24		0.49	1.16		0.56	118
30.45	10,734	1.35		0.53	1.17		0.72	145
2.95	1,017	1.49	*	0.92 *	1.15	*	1.25 *	48

18.04	10,130	1.94		(0.62)	1.77		(0.46)	136
4.77	9,344	1.98		(0.30)	1.89		(0.22)	117
(0.74)	7,621	1.99		(0.29)	1.91		(0.22)	118
29.49	2,187	2.11		(0.22)	1.92		(0.03)	145
2.80	83	2.50	*	(0.60)*	1.91	*	(0.02)*	48

19.31	31	0.89		0.43	0.72		0.60	136
6.02	27	0.85	*	0.65 *	0.70	*	0.81 *	117

19.22	58,512	0.94		0.38	0.77		0.54	136
5.80	47,945	0.97		0.71	0.89		0.79	117
0.28	58,478	0.99		0.72	0.91		0.79	118
30.74	27,478	1.10		0.81	0.92		0.99	145
3.00	11,472	1.55	*	0.22 *	0.92	*	0.86 *	48
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	103

Financial Highlights (continued)

Concentrated Core

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017	$25.97	$0.24		$4.23	$4.47	$(0.54)	$—	$(0.54)	$29.90
2016	26.89	0.39		(0.22)	0.17	(0.13)	(0.96)	(1.09)	25.97
2015	27.16	0.20		(0.14)	0.06	(0.02)	(0.31)	(0.33)	26.89
2014	19.66	0.19		7.37	7.56	(0.04)	(0.02)	(0.06)	27.16
2013(d)	20.00	0.05		(0.39)	(0.34)	—	—	—	19.66
Class C (6/13)
2017	25.51	—	*	4.19	4.19	(0.34)	—	(0.34)	29.36
2016	26.50	0.18		(0.21)	(0.03)	—	(0.96)	(0.96)	25.51
2015	26.95	—	*	(0.14)	(0.14)	—	(0.31)	(0.31)	26.50
2014	19.63	0.01		7.33	7.34	—	(0.02)	(0.02)	26.95
2013(d)	20.00	—	*	(0.37)	(0.37)	—	—	—	19.63
Class R6 (6/16)
2017	26.02	0.30		4.27	4.57	(0.62)	—	(0.62)	29.97
2016(f)	25.22	0.07		0.73	0.80	—	—	—	26.02
Class I (6/13)
2017	26.02	0.25		4.29	4.54	(0.60)	—	(0.60)	29.96
2016	26.94	0.46		(0.22)	0.24	(0.20)	(0.96)	(1.16)	26.02
2015	27.20	0.27		(0.14)	0.13	(0.08)	(0.31)	(0.39)	26.94
2014	19.68	0.24		7.36	7.60	(0.06)	(0.02)	(0.08)	27.20
2013(d)	20.00	0.04		(0.36)	(0.32)	—	—	—	19.68

104	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

17.45%	$16,149	1.26%		0.70%		1.08%		0.88%		137%
0.62	41,053	1.32		1.38		1.20		1.50		103
0.21	54,805	1.33		0.61		1.21		0.72		98
38.46	8,315	1.85		0.15		1.22		0.77		88
(1.70)	239	5.78	**	(3.28	)**	1.21	**	1.29	**	24

16.58	20,613	2.01		(0.17)		1.83		0.02		137
(0.13)	24,531	2.07		0.60		1.94		0.72		103
(0.53)	24,583	2.08		(0.10)		1.96		0.01		98
37.39	1,508	2.65		(0.63)		1.97		0.05		88
(1.85)	117	7.21	**	(5.13	)**	1.97	**	0.11	**	24

17.85	32	0.91		0.91		0.73		1.10		137
3.17	26	0.89	**	1.48	**	0.73	**	1.64	**	103

17.73	59,160	1.02		0.72		0.83		0.91		137
0.88	32,291	1.06		1.65		0.95		1.77		103
0.47	52,955	1.07		0.84		0.96		0.95		98
38.76	8,569	1.71		0.26		0.97		1.00		88
(1.65)	1,018	8.54	**	(6.56	)**	0.97	**	1.01	**	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	105

Financial Highlights (continued)

Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
Year Ended 8/31:
2017	$27.52	$0.21	$3.75	$3.96	$(0.19)	$(2.00)	$(2.19)	$29.29
2016	28.79	0.20	2.17	2.37	(0.18)	(3.46)	(3.64)	27.52
2015	30.49	0.12	0.89	1.01	—	(2.71)	(2.71)	28.79
2014	25.03	(0.01)	6.08	6.07	—	(0.61)	(0.61)	30.49
2013(e)	25.68	— **	(0.65)	(0.65)	—	—	—	25.03
Year Ended 7/31:
2013	21.09	0.01	4.62	4.63	(0.04)	—	(0.04)	25.68
Class C (3/06)
Year Ended 8/31:
2017	25.25	— **	3.44	3.44	—	(2.00)	(2.00)	26.69
2016	26.72	— **	1.99	1.99	—	(3.46)	(3.46)	25.25
2015	28.69	(0.09)	0.83	0.74	—	(2.71)	(2.71)	26.72
2014	23.75	(0.21)	5.76	5.55	—	(0.61)	(0.61)	28.69
2013(e)	24.38	(0.01)	(0.62)	(0.63)	—	—	—	23.75
Year Ended 7/31:
2013	20.14	(0.18)	4.42	4.24	—	—	—	24.38
Class R3 (3/09)
Year Ended 8/31:
2017	27.27	0.14	3.73	3.87	(0.13)	(2.00)	(2.13)	29.01
2016	28.56	0.14	2.13	2.27	(0.10)	(3.46)	(3.56)	27.27
2015	30.34	0.05	0.88	0.93	—	(2.71)	(2.71)	28.56
2014	24.96	(0.08)	6.07	5.99	—	(0.61)	(0.61)	30.34
2013(e)	25.62	— **	(0.66)	(0.66)	—	—	—	24.96
Year Ended 7/31:
2013	21.06	(0.03)	4.59	4.56	—	—	—	25.62
Class I (3/06)
Year Ended 8/31:
2017	28.01	0.28	3.83	4.11	(0.27)	(2.00)	(2.27)	29.85
2016	29.25	0.28	2.20	2.48	(0.26)	(3.46)	(3.72)	28.01
2015	30.86	0.21	0.89	1.10	—	(2.71)	(2.71)	29.25
2014	25.27	0.06	6.15	6.21	(0.01)	(0.61)	(0.62)	30.86
2013(e)	25.92	0.01	(0.66)	(0.65)	—	—	—	25.27
Year Ended 7/31:
2013	21.29	0.05	4.67	4.72	(0.09)	—	(0.09)	25.92

106	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

15.34%	$6,452	1.31%		0.49%	1.02%		0.77%	55%
8.78	9,758	1.31		0.62	1.18		0.75	59
3.40	8,792	1.24		0.38	1.21		0.41	65
24.55	15,558	1.45		(0.27)	1.22		(0.05)	41
(2.53)	13,956	1.37	*	(0.03)*	1.22	*	0.13 *	2

21.97	13,858	1.40		(0.16)	1.22		0.02	67

14.50	5,943	2.06		(0.28)	1.77		0.01	55
7.95	7,987	2.06		(0.14)	1.93		(0.01)	59
2.62	9,150	2.00		(0.36)	1.96		(0.33)	65
23.67	9,094	2.21		(1.01)	1.97		(0.77)	41
(2.58)	4,967	2.13	*	(0.80)*	1.97	*	(0.63)*	2

21.05	4,143	2.18		(1.02)	1.97		(0.81)	67

15.08	372	1.57		0.23	1.27		0.53	55
8.48	193	1.56		0.38	1.41		0.53	59
3.14	65	1.49		0.14	1.46		0.17	65
24.29	64	1.70		(0.52)	1.47		(0.29)	41
(2.58)	53	1.63	*	(0.28)*	1.48	*	(0.13)*	2

21.65	54	1.63		(0.28)	1.47		(0.12)	67

15.63	33,619	1.06		0.73	0.77		1.02	55
9.05	31,830	1.06		0.87	0.93		1.00	59
3.67	29,230	1.00		0.64	0.96		0.68	65
24.87	24,449	1.20		(0.01)	0.97		0.22	41
(2.51)	15,456	1.12	*	0.23 *	0.97	*	0.38 *	2

22.26	15,621	1.16		0.04	0.97		0.23	67
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the one month ended August 31, 2013.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	107

Financial Highlights (continued)

Equity Long/Short

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
Year Ended 8/31:
2017	$32.61	$(0.39)	$6.38	$5.99	$—	$—	$—	$38.60
2016	32.61	(0.11)	0.11	—	—	—	—	32.61
2015	31.72	(0.26)	1.23	0.97	—	(0.08)	(0.08)	32.61
2014	28.72	(0.23)	4.78	4.55	—	(1.55)	(1.55)	31.72
2013(g)	29.54	0.02	(0.84)	(0.82)	—	—	—	28.72
Year Ended 7/31:
2013	26.81	(0.03)	5.02	4.99	—	(2.26)	(2.26)	29.54
Class C (12/08)
Year Ended 8/31:
2017	30.57	(0.62)	5.96	5.34	—	—	—	35.91
2016	30.80	(0.33)	0.10	(0.23)	—	—	—	30.57
2015	30.19	(0.48)	1.17	0.69	—	(0.08)	(0.08)	30.80
2014	27.60	(0.43)	4.57	4.14	—	(1.55)	(1.55)	30.19
2013(g)	28.40	— **	(0.80)	(0.80)	—	—	—	27.60
Year Ended 7/31:
2013	26.04	(0.19)	4.81	4.62	—	(2.26)	(2.26)	28.40
Class I (12/08)
Year Ended 8/31:
2017	33.27	(0.31)	6.52	6.21	—	—	—	39.48
2016	33.18	(0.06)	0.15	0.09	—	—	—	33.27
2015	32.20	(0.16)	1.22	1.06	—	(0.08)	(0.08)	33.18
2014	29.10	(0.12)	4.81	4.69	(0.04)	(1.55)	(1.59)	32.20
2013(g)	29.93	0.03	(0.86)	(0.83)	—	—	—	29.10
Year Ended 7/31:
2013	27.06	0.07	5.06	5.13	—	(2.26)	(2.26)	29.93

108	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

18.37%	$26,802	3.54%		(1.27)%	3.36%		(1.09)%	186%
0.00	26,012	3.78		(0.53)	3.58		(0.33)	224
3.06	24,821	3.76		(1.03)	3.53		(0.79)	222
16.06	13,697	4.24		(1.53)	3.46		(0.75)	232
(2.78)	390	5.42	*	(1.73)*	3.04	*	0.65 *	12

20.39	326	13.43		(10.94)	2.62		(0.13)	292

17.47	8,596	4.28		(2.04)	4.10		(1.86)	186
(0.75)	8,236	4.53		(1.29)	4.34		(1.09)	224
2.28	8,087	4.52		(1.76)	4.29		(1.53)	222
15.20	4,080	5.04		(2.30)	4.21		(1.47)	232
(2.82)	138	6.24	*	(2.44)*	3.81	*	(0.01)*	12

19.53	64	10.85		(8.13)	3.47		(0.74)	292

18.67	70,282	3.26		(1.04)	3.08		(0.86)	186
0.27	48,905	3.52		(0.37)	3.33		(0.18)	224
3.29	53,559	3.52		(0.72)	3.28		(0.48)	222
16.34	16,216	4.20		(1.33)	3.27		(0.40)	232
(2.77)	4,758	5.07	*	(1.17)*	2.78	*	1.11 *	12

20.74	1,611	9.92		(7.20)	2.46		0.26	292

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short, enhanced custody expense and/or prime broker expenses (as disclosed in Note 3 – Portfolio Securities and Investments in Derivatives, Short Sale Transactions) as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Enhanced Custody and/or Prime Broker Expenses to Average Net Assets(f)
	Class A		Class C		Class I		Class A	Class C	Class I
Year Ended 8/31:
2017	1.18%		1.17%		1.18%		0.56%	0.56%	0.54%
2016	1.19		1.20		1.20		0.77	0.77	0.77
2015	1.17		1.19		1.17		0.74	0.74	0.75
2014	1.12		1.11		1.12		0.72	0.74	0.78
2013(g)	1.42	*	1.46	*	1.42	*	—	—	—
Year Ended 7/31:
2013	0.84		0.89		0.89		0.26	0.32	0.32

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Effective June 21, 2013 the Fund ended its enhanced custody program and began selling securities short through a prime broker.
(g)	For the one month ended August 31, 2013.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	109

Financial Highlights (continued)

Equity Market Neutral

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017	$21.64	$(0.33)	$2.00	$1.67	$—	$—	$—	$23.31
2016	21.39	(0.28)	0.90	0.62	—	(0.37)	(0.37)	21.64
2015	21.27	(0.32)	0.50	0.18	—	(0.06)	(0.06)	21.39
2014	20.53	(0.44)	1.38	0.94	—	(0.20)	(0.20)	21.27
2013(e)	20.00	(0.04)	0.57	0.53	—	—	—	20.53
Class C (6/13)
2017	21.13	(0.48)	1.94	1.46	—	—	—	22.59
2016	21.04	(0.44)	0.90	0.46	—	(0.37)	(0.37)	21.13
2015	21.08	(0.47)	0.49	0.02	—	(0.06)	(0.06)	21.04
2014	20.50	(0.58)	1.36	0.78	—	(0.20)	(0.20)	21.08
2013(e)	20.00	(0.08)	0.58	0.50	—	—	—	20.50
Class I (6/13)
2017	21.82	(0.26)	2.01	1.75	—	—	—	23.57
2016	21.51	(0.23)	0.91	0.68	—	(0.37)	(0.37)	21.82
2015	21.34	(0.27)	0.50	0.23	—	(0.06)	(0.06)	21.51
2014	20.54	(0.38)	1.38	1.00	—	(0.20)	(0.20)	21.34
2013(e)	20.00	(0.04)	0.58	0.54	—	—	—	20.54

110	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(f)

7.72%	$6,146	3.32%		(1.70)%	3.05%		(1.44)%	159%
2.86	9,289	3.29		(1.47)	3.10		(1.28)	187
0.86	8,972	3.49		(1.73)	3.24		(1.48)	173
4.55	7,880	3.52		(2.33)	3.26		(2.07)	187
2.65	799	3.00	*	(1.10)*	2.85	*	(0.95)*	112

6.91	2,110	4.03		(2.44)	3.76		(2.17)	159
2.14	2,109	4.06		(2.23)	3.87		(2.04)	187
0.10	1,835	4.22		(2.49)	3.97		(2.24)	173
3.77	1,768	4.28		(3.05)	4.02		(2.79)	187
2.50	157	3.90	*	(2.45)*	3.42	*	(1.97)*	112

8.02	59,022	3.02		(1.43)	2.75		(1.16)	159
3.12	49,990	3.06		(1.23)	2.87		(1.04)	187
1.09	35,162	3.21		(1.51)	2.97		(1.26)	173
4.84	32,668	3.37		(2.08)	3.08		(1.79)	187
2.70	13,184	3.04	*	(1.77)*	2.32	*	(1.05)*	112

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses (as disclosed in Note 3 – Portfolio Securities and Investments in Derivatives, Short Sale Transactions) as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A	Class C	Class I
2017	1.40%		1.39%		1.39%		0.05%	0.01%	—%
2016	1.03		1.04		1.04		0.46	0.46	0.46
2015	1.04		1.03		1.03		0.59	0.58	0.57
2014	1.09		1.06		1.02		0.55	0.59	0.70
2013(e)	1.23	*	1.04	*	0.95	*	—	—	—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	111

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust and the Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. The Nuveen Investment Trust is comprised of Nuveen Large Cap Value Fund (“Large Cap Value”), Nuveen Large Cap Core Fund (“Large Cap Core”), Nuveen Large Cap Growth Fund (“Large Cap Growth”), Nuveen Concentrated Core Fund (“Concentrated Core”), and Nuveen Equity Market Neutral Fund (“Equity Market Neutral”) among others, and the Nuveen Investment Trust II is comprised of Nuveen Growth Fund (“Growth”) and Nuveen Equity Long/Short Fund (“Equity Long/Short”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts on May 6, 1996 and June 27, 1997, respectively.

The end of the reporting period for the Funds is August 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Large Cap Value, Large Cap Core, Large Cap Growth, Concentrated Core and Growth is long-term capital appreciation. Equity Long/Short’s investment objective is long-term capital appreciation with low correlation to the U.S. equity market. Equity Market Neutral’s investment objective is to provide investors with long-term capital appreciation independent of the U.S. equity market.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganizations

In April 2017 the Funds’ Board of Trustees (the “Board”) approved the reorganizations of Nuveen Core Dividend Fund, Nuveen Large Cap Core Plus Fund and Nuveen Large Cap Growth Opportunities Fund (each an “Acquired Fund” and together the “Acquired Funds”) into Large Cap Value, Large Cap Core and Large Cap Growth (each an “Acquiring Fund” and together the “Acquiring Funds”), each a series of Nuveen Investment Trust which is advised by the Adviser. During August 2017, the shareholders of Nuveen Large Cap Growth Opportunities Fund approved the reorganization into Large Cap Growth.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

112	NUVEEN

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

NUVEEN	113

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$409,099,884	$—	$—	$409,099,884
Short-Term Investments:
Repurchase Agreements	—	593,732	—	593,732
Total	$409,099,884	$593,732	$—	$409,693,616

Large Cap Core
Long-Term Investments*:
Common Stocks	$388,069,725	$—	$—	$388,069,725

Large Cap Growth
Long-Term Investments*:
Common Stocks	$80,353,662	$—	$—	$80,353,662
Short-Term Investments:
Repurchase Agreements	—	122,877	—	122,877
Total	$80,353,662	$122,877	$—	$80,476,539

114	NUVEEN

Concentrated Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$96,082,286	$—	$—	$96,082,286

Growth
Long-Term Investments*:
Common Stocks	$46,288,165	$—	$—	$46,288,165

Equity Long/Short
Long-Term Investments*:
Common Stocks	$153,550,297	$—	$—	$153,550,297
Short-Term Investments:
Repurchase Agreements	—	133,834	—	133,834
Common Stocks Sold Short*	(80,081,979)	—	—	(80,081,979)
Total	$73,468,318	$133,834	$—	$73,602,152

Equity Market Neutral
Long-Term Investments*:
Common Stocks	$63,634,034	$—	$—	$63,634,034
Short-Term Investments:
Repurchase Agreements	—	2,089,871	—	2,089,871
Common Stocks Sold Short*	(57,600,192)	—	—	(57,600,192)
Total	$6,033,842	$2,089,871	$—	$8,123,713
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

NUVEEN	115

Notes to Financial Statements (continued)

The following table presents the repurchase agreements for the following Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Value	Fixed Income Clearing Corporation	$593,732	$(593,732)	$—
Large Cap Growth	Fixed Income Clearing Corporation	122,877	(122,877)	—
Equity Long/Short	Fixed Income Clearing Corporation	133,834	(133,834)	—
Equity Market Neutral	Fixed Income Clearing Corporation	2,089,871	(2,089,871)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Short Sale Transactions

Equity Long/Short and Equity Market Neutral each pursue a “long/short” investment strategy, pursuant to which they sell securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.

When the Funds sell a security short, they borrow the security from a third party and segregate assets as collateral to secure their obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for each Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Funds’ Portfolio of Investments, and any cash pledged as collateral in addition to long-term investments is recognized as “Cash collateral at broker for common stocks sold short” on the Statement of Assets and Liabilities. The Funds are obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as “Dividends expense on common stocks sold short”, on the Statement of Operations, when applicable. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of common stocks sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from common stocks sold short” on the Statement of Operations.

Bank of America Merrill Lynch (“BAML”) facilitates the short sales transactions for the Funds. The Funds currently pay prime brokerage fees to BAML for its services for the Funds. The Funds may also earn credits as an element of the prime broker fee arrangement with BAML, which are recorded as an offset to the prime brokerage fees. The net prime brokerage fees paid to BAML are recognized as “Prime broker expenses” on the Statement of Operations. In the event that credits exceed prime brokerage fees, the net credits are recognized as a component of “Investment Income” on the Statement of Operations.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined

116	NUVEEN

threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Each Fund has an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Large Cap Value and Large Cap Core issued Class T Shares during the period; however, these Shares were also not available for public offering.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 8/31/17		Year Ended 8/31/16
Large Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	486,118	$12,160,313	377,823	$8,147,030
Class C	328,029	7,546,596	363,328	7,355,274
Class R3	3,334	84,131	3,814	77,759
Class R6	201	5,173	—	—
Class R6 – exchanges	—	—	887,602	19,225,456
Class I	1,938,572	48,581,317	2,333,537	51,901,876
Class T	1,000	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	113,723	2,822,619	932,097	19,747,901
Class C	6,044	143,959	100,958	2,037,698
Class R3	27	649	—	—
Class R6	11,411	284,602	—	—
Class I	57,542	1,435,670	427,534	9,122,298
Class T	—	—	—	—
	2,946,001	73,090,029	5,426,693	117,615,292
Shares redeemed:
Class A	(1,436,159)	(35,593,526)	(2,063,375)	(44,962,850)
Class C	(802,065)	(18,875,235)	(588,700)	(12,064,765)
Class R3	(3,408)	(88,088)	(5,475)	(125,290)
Class R6	(186,934)	(4,565,000)	(23,551)	(535,000)
Class I	(1,806,914)	(45,765,993)	(1,860,418)	(41,232,658)
Class I – exchanges	—	—	(887,602)	(19,225,456)
Class T	—	—	—	—
	(4,235,480)	(104,887,842)	(5,429,121)	(118,146,019)
Net increase (decrease)	(1,289,479)	$(31,797,813)	(2,428)	$(530,727)

NUVEEN	117

Notes to Financial Statements (continued)

	Year Ended 8/31/17		Year Ended 8/31/16
Large Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,157,749	$33,828,915	874,945	$22,427,866
Class C	628,328	18,249,106	733,218	18,441,802
Class R6	2,426	73,843	—	—
Class R6 – exchange	—	—	693,764	17,663,242
Class I	4,487,488	132,392,124	2,743,914	68,497,084
Class T	833	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,703	337,508	30,741	787,826
Class C	151	4,302	19,378	488,712
Class R6	5,598	161,497	—	—
Class I	30,493	879,728	83,078	2,132,950
Class T	—	—	—	—
	6,324,769	185,952,023	5,179,038	130,439,482
Shares redeemed:
Class A	(1,143,220)	(33,744,305)	(617,239)	(15,716,831)
Class C	(486,169)	(14,051,666)	(482,058)	(12,191,971)
Class R6	(145,000)	(4,180,071)	(11,119)	(300,000)
Class I	(1,536,376)	(45,251,284)	(2,906,788)	(73,742,217)
Class I – exchanges	—	—	(693,764)	(17,663,242)
Class T	—	—	—	—
	(3,310,765)	(97,227,326)	(4,710,968)	(119,614,261)
Net increase (decrease)	3,014,004	$88,724,697	468,070	$10,825,221

	Year Ended 8/31/17		Year Ended 8/31/16
Large Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	278,984	$7,789,313	371,585	$9,236,977
Class C	91,370	2,486,059	152,413	3,758,706
Class R6	—	—	1,030	25,000
Class I	702,458	19,612,442	322,367	8,046,592
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,303	89,302	43,627	1,081,231
Class C	46	1,237	7,408	180,759
Class R6	—	—	—	—
Class I	7,248	195,974	48,184	1,196,740
	1,083,409	30,174,327	946,614	23,526,005
Shares redeemed:
Class A	(420,504)	(11,692,667)	(1,127,331)	(27,291,678)
Class C	(121,600)	(3,310,878)	(95,029)	(2,300,725)
Class R6	—	—	—	—
Class I	(647,995)	(17,663,282)	(816,036)	(20,368,815)
	(1,190,099)	(32,666,827)	(2,038,396)	(49,961,218)
Net increase (decrease)	(106,690)	$(2,492,500)	(1,091,782)	$(26,435,213)

118	NUVEEN

	Year Ended 8/31/17		Year Ended 8/31/16
Concentrated Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	178,184	$4,864,217	650,877	$16,913,790
Class C	76,685	2,066,931	323,796	8,235,687
Class R6	70	2,000	991	25,000
Class I	1,492,463	42,078,549	895,274	23,113,731
Shares issued to shareholders due to reinvestment of distributions:
Class A	25,411	682,019	85,190	2,233,298
Class C	10,935	289,673	37,758	972,267
Class R6	—	—	—	—
Class I	23,686	635,972	76,728	2,016,359
	1,807,434	50,619,361	2,070,614	53,510,132
Shares redeemed:
Class A	(1,244,273)	(34,262,420)	(1,193,481)	(30,535,390)
Class C	(347,114)	(9,292,589)	(327,620)	(8,191,879)
Class R6	—	—	—	—
Class I	(782,612)	(21,514,914)	(1,696,550)	(43,576,088)
	(2,373,999)	(65,069,923)	(3,217,651)	(82,303,357)
Net increase (decrease)	(566,565)	$(14,450,562)	(1,147,037)	$(28,793,225)

	Year Ended 8/31/17		Year Ended 8/31/16
Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	87,889	$2,405,172	153,974	$4,114,434
Class C	46,774	1,163,986	49,421	1,227,124
Class R3	6,331	172,355	5,211	132,605
Class I	554,712	15,356,287	444,006	12,219,654
Shares issued to shareholders due to reinvestment of distributions:
Class A	23,688	624,963	35,019	928,930
Class C	18,208	437,348	31,633	768,666
Class R3	81	2,108	—	—
Class I	82,119	2,207,817	129,712	3,505,204
	819,802	22,370,036	848,976	22,896,617
Shares redeemed:
Class A	(245,901)	(6,690,695)	(139,751)	(3,758,259)
Class C	(158,621)	(3,984,929)	(107,125)	(2,661,310)
Class R3	(683)	(18,527)	(395)	(10,413)
Class I	(647,124)	(18,156,432)	(436,505)	(11,901,047)
	(1,052,329)	(28,850,583)	(683,776)	(18,331,029)
Net increase (decrease)	(232,527)	$(6,480,547)	165,200	$4,565,588

	Year Ended 8/31/17		Year Ended 8/31/16
Equity Long/Short	Shares	Amount	Shares	Amount
Shares sold:
Class A	323,603	$11,790,233	450,916	$14,805,918
Class C	56,849	1,926,092	94,814	2,956,282
Class I	858,303	32,105,265	1,526,191	51,312,679
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	1,238,755	45,821,590	2,071,921	69,074,879
Shares redeemed:
Class A	(426,931)	(15,440,132)	(414,391)	(13,332,301)
Class C	(86,899)	(2,877,159)	(87,969)	(2,627,278)
Class I	(548,013)	(19,734,716)	(1,670,119)	(53,406,162)
	(1,061,843)	(38,052,007)	(2,172,479)	(69,365,741)
Net increase (decrease)	176,912	$7,769,583	(100,558)	$(290,862)

NUVEEN	119

Notes to Financial Statements (continued)

	Year Ended 8/31/17		Year Ended 8/31/16
Equity Market Neutral	Shares	Amount	Shares	Amount
Shares sold:
Class A	147,949	$3,395,115	365,952	$7,998,762
Class C	24,630	541,553	48,437	1,037,987
Class I	1,069,685	24,644,554	1,621,262	35,412,422
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	7,168	157,697
Class C	—	—	1,543	33,306
Class I	—	—	24,585	544,313
	1,242,264	28,581,222	2,068,947	45,184,487
Shares redeemed:
Class A	(313,565)	(7,074,674)	(363,432)	(7,897,928)
Class C	(31,061)	(685,175)	(37,336)	(795,804)
Class I	(856,134)	(19,254,756)	(989,940)	(21,649,115)
	(1,200,760)	(27,014,605)	(1,390,708)	(30,342,847)
Net increase (decrease)	41,504	$1,566,617	678,239	$14,841,640

5. Investment Transactions

Long-term purchases and sales (including transactions for common stocks sold short, where applicable) during the current fiscal period were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Purchases	$626,560,273	$480,444,862	$100,866,248	$122,184,314
Sales	659,095,951	392,186,064	103,611,351	137,677,855

	Growth	Equity Long/Short	Equity Market Neutral
Purchases	$26,290,393	$378,652,630	$185,057,502
Sales	36,107,929	388,064,974	196,540,000

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost, as well as proceeds from common stocks sold short, if any, and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2017.

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Cost of investments	$381,032,420	$353,708,307	$70,291,432	$93,131,278
Gross unrealized:
Appreciation	$48,588,152	$46,646,607	$12,635,589	$7,271,397
Depreciation	(19,926,956)	(12,285,189)	(2,450,482)	(4,320,389)
Net unrealized appreciation (depreciation) of investments	$28,661,196	$34,361,418	$10,185,107	$2,951,008

120	NUVEEN

	Growth	Equity Long/Short	Equity Market Neutral
Cost of investments	$36,013,199	$140,996,126	$61,387,008
Gross unrealized:
Appreciation	$11,258,012	$16,536,315	$7,153,160
Depreciation	(983,046)	(3,848,310)	(2,816,263)
Net unrealized appreciation (depreciation) of investments	$10,274,966	$12,688,005	$4,336,897

	Equity Long/Short	Equity Market Neutral
Tax proceeds from common stocks sold short	$(80,729,418)	$(61,128,764)
Net unrealized appreciation (depreciation) on common stocks sold short	647,439	3,528,572

Permanent differences, primarily due to investments in common stocks sold short, investments in partnerships, federal taxes paid, net operating losses and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2017, the Funds’ tax year end, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Capital paid-in	$1,569,706	$1,230,163	$235,254	$6,887
Undistributed (Over-distribution of) net investment income	—	81,958	27,869	(8,174)
Accumulated net realized gain (loss)	(1,569,706)	(1,312,121)	(263,123)	1,287

	Growth	Equity Long/Short	Equity Market Neutral
Capital paid-in	$392,491	$(355,346)	$(709,673)
Undistributed (Over-distribution of) net investment income	—	384,244	745,895
Accumulated net realized gain (loss)	(392,491)	(28,898)	(36,222)

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2017, the Funds’ tax year end, were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Undistributed net ordinary income[1]	$26,251,270	$16,624,252	$2,411,794	$605,540
Undistributed net long-term capital gains	5,412,247	2,489,696	965,234	880,187

	Growth	Equity Long/Short	Equity Market Neutral
Undistributed net ordinary income[1]	$931,724	$—	$—
Undistributed net long-term capital gains	1,390,404	1,987,967	39,315
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended August 31, 2017 and August 31, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Distributions from net ordinary income[1]	$5,680,168	$2,055,823	$529,355	$1,672,727
Distributions from net long-term capital gains	—	—	—	—

2017		Growth	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]		$847,267	$—	$—
Distributions from net long-term capital gains		2,917,076	—	—

2016	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Distributions from net ordinary income[1]	$13,655,881	$3,892,356	$2,090,622	$4,511,419
Distributions from net long-term capital gains	23,420,142	1,244,647	1,755,760	835,142

2016		Growth	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]		$976,991	$—	$—
Distributions from net long-term capital gains		5,050,085	—	925,032
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

NUVEEN	121

Notes to Financial Statements (continued)

During the Funds’ tax year ended August 31, 2017, the following Funds utilized capital loss carryforwards as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Utilized capital loss carryforwards	$19,782,415	$6,828,366	$2,270,049	$7,306,848

	Equity Long/Short	Equity Market Neutral
Utilized capital loss carryforwards	$6,884,831	$2,742,055

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Equity Long/Short	Equity Market Neutral
Post-October capital losses[2]	$—	$—
Late-year ordinary losses[3]	522,737	491,845
[2]	Capital losses incurred from November 1, 2016 through August 31, 2017, the Funds’ tax year end.
[3]	Ordinary losses incurred from January 1, 2017 through August 31, 2017, and/or specified losses incurred from November 1, 2016 through August 31, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period September 1, 2016 through July 31, 2017, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
For the first $125 million	0.5000%	0.5000%	0.5000%	0.5500%
For the next $125 million	0.4875	0.4875	0.4875	0.5375
For the next $250 million	0.4750	0.4750	0.4750	0.5250
For the next $500 million	0.4625	0.4625	0.4625	0.5125
For the next $1 billion	0.4500	0.4500	0.4500	0.5000
For net assets over $2 billion	0.4250	0.4250	0.4250	0.4750

Average Daily Net Assets	Growth	Equity Long/Short	Equity Market Neutral
For the first $125 million	0.5000%	1.1000%	1.1000%
For the next $125 million	0.4875	1.0875	1.0875
For the next $250 million	0.4750	1.0750	1.0750
For the next $500 million	0.4625	1.0625	1.0625
For the next $1 billion	0.4500	1.0500	1.0500
For net assets over $2 billion	0.4250	1.0250	1.0250

Effective August 1, 2017, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Growth	Equity Long/Short	Equity Market Neutral
For the first $125 million	0.5000%	0.5000%	0.5000%	0.5500%	0.5000%	1.1000%	1.1000%
For the next $125 million	0.4875	0.4875	0.4875	0.5375	0.4875	1.0875	1.0875
For the next $250 million	0.4750	0.4750	0.4750	0.5250	0.4750	1.0750	1.0750
For the next $500 million	0.4625	0.4625	0.4625	0.5125	0.4625	1.0625	1.0625
For the next $1 billion	0.4500	0.4500	0.4500	0.5000	0.4500	1.0500	1.0500
For the next $3 billion	0.4250	0.4250	0.4250	0.4750	0.4250	1.0250	1.0250
For the next $2.5 billion	0.4000	0.4000	0.4000	0.4500	0.4000	1.0000	1.0000
For the next $2.5 billion	0.3875	0.3875	0.3875	0.4375	0.3875	0.9875	0.9875
For net assets over $10 billion	0.3750	0.3750	0.3750	0.4250	0.3750	0.9750	0.9750

122	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2017, the complex-level fee for each Fund was 0.1599%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales) dividend expense or securities sold short, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap		Temporary Expense Cap Expiration Date	Permanent Expense Cap
Large Cap Value	N/A		N/A	1.20%
Large Cap Core	0.80	%*	December 31, 2018	N/A
Large Cap Growth	0.81	*	December 31, 2018	N/A
Concentrated Core	0.86		December 31, 2018	N/A
Growth	0.81		December 31, 2018	1.40
Equity Long/Short	1.40		December 31, 2018	N/A
Equity Market Neutral	1.40		December 31, 2018	N/A

*	Effective October 16, 2017 (subsequent to the close of the reporting period), the Temporary Expense Caps for Large Cap Core and Large Cap Growth are 0.79% and 0.77%, respectively, and each will expire on July 31, 2019.

N/A – Not applicable.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Sales charges collected (Unaudited)	$89,195	$224,186	$37,750	$33,272
Paid to financial intermediaries (Unaudited)	79,314	198,070	34,547	29,506

		Growth	Equity Long/Short	Equity Market Neutral
Sales charges collected (Unaudited)		$10,927	$86,727	$13,596
Paid to financial intermediaries (Unaudited)		9,659	76,992	12,059

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

NUVEEN	123

Notes to Financial Statements (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Commission advances (Unaudited)	$52,077	$154,418	$31,282	$22,397

		Growth	Equity Long/Short	Equity Market Neutral
Commission advances (Unaudited)		$5,106	$21,966	$4,844

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
12b-1 fees retained (Unaudited)	$38,475	$142,840	$19,217	$37,224

		Growth	Equity Long/Short	Equity Market Neutral
12b-1 fees retained (Unaudited)		$7,324	$12,920	$4,337

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
CDSC retained (Unaudited)	$1,696	$9,475	$1,089	$3,926

		Growth	Equity Long/Short	Equity Market Neutral
CDSC retained (Unaudited)		$785	$2,025	$642

As of the end of the reporting period, Nuveen owned shares of the following Funds, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Growth
Class A Shares	—	—	—	—	—
Class C Shares	—	—	—	—	—
Class R3 Shares	2,126	N/A	N/A	N/A	2,125
Class R6 Shares	—	—	1,030	991	N/A
Class I Shares	—	—	—	—	—
Class T Shares	1,000	833	N/A	N/A	N/A

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016, (the only date utilized during the current fiscal period), the following Funds borrowed the following amounts from the Unsecured Credit Line, each at an annualized interest rate of 2.02% on their respective outstanding balance.

	Large Cap Value	Concentrated Core
Outstanding balance at December 31, 2016	$726,940	$1,091,131

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility

124	NUVEEN

(and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the funds utilized this facility.

9. Subsequent Events

Fund Reorganizations

During September 2017, shareholders for Nuveen Core Dividend Fund and Nuveen Large Cap Core Plus Fund approved the reorganizations into Large Cap Value and Large Cap Core, respectively. Nuveen Large Cap Core Plus Fund and Nuveen Large Cap Opportunities Fund merged into Large Cap Core and Large Cap Growth, respectively, effective at the close of business on October 13, 2017, while the merger of Nuveen Core Dividend Fund into Large Cap Value is scheduled to become effective at the close of business November 3, 2017.

Upon the closing of the reorganizations, the Acquired Funds transfer all of their assets and liabilities to the Acquiring Funds in exchange for Acquiring Fund Shares of equal value. Shares of the Acquiring Funds are then distributed to shareholders of the Acquired Funds and the Acquired Funds are terminated. As a result of these reorganizations, shareholders of the Acquired Funds become shareholders of the Acquiring Funds. The shareholders of the Acquired Funds receive Acquiring Fund shares with a total value equal to the total value of their Acquired Fund shares immediately prior to the closing of each reorganization.

NUVEEN	125

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Long-Term Capital Gain Distributions: The following Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2017.

		Large Cap Value	Large Cap Core	Large Cap Growth	Growth
Long-Term Capital Gain Dividends		$1,569,706	$1,230,163	$235,254	$3,309,567

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Growth
% QDI	100%	100%	100%	100%	100%
% DRD	100%	100%	100%	100%	100%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

126	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index: The BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Alternative Equity Market Neutral Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Equity Market Neutral Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Alternative Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Marketing Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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Glossary of Terms Used in this Report (Unaudited) (continued)

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Price/Earnings (P/E) Ratio: is calculated by dividing the current price of the stock by its forecasted 12 months’ earnings per share. The average of the price/earnings ratio of a fund is a weighted harmonic average of all the current P/E ratios (excluding negatives) of the stocks in the fund’s portfolio. This should not be construed as a forecast of the Fund’s performance.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

128	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement for the Funds that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining

NUVEEN	129

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds, including Nuveen Concentrated Core Fund (the “Concentrated Core Fund”), Nuveen Large Cap Core Fund (the “Large Cap Core Fund”), Nuveen Large Cap Growth Fund (the “Large Cap Growth Fund”), and Nuveen Large Cap Value Fund (the “Large Cap Value Fund”), to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds, including the reduction of the temporary expense cap of Nuveen Growth Fund (the “Growth Fund”), the reduction of the management fee of the Large Cap Value Fund, and the reduction of both the management fee and temporary expense cap of the Concentrated Core Fund, the Large Cap Core Fund and the Large Cap Growth Fund; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017 (or for such shorter periods available for the Large Cap Core Fund, the Large Cap Growth Fund, the Concentrated Core Fund and Nuveen Equity Market Neutral Fund (the “Equity Market Neutral Fund”), which did not exist for part of the foregoing time frame). The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

130	NUVEEN

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Large Cap Value Fund, the Board noted that the Fund had performed well against its Performance Peer Group, ranking in the first quartile in the one-year period and second quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the overall performance of the Fund.

For the Large Cap Core Fund, the Board noted that the Fund had performed well against its Performance Peer Group, ranking in the first quartile in the one- and three-year periods, and outperformed its benchmark during these periods. The Board was satisfied with the overall performance of the Fund.

For the Large Cap Growth Fund, the Board noted that the Fund had performed well against its Performance Peer Group, ranking in the second quartile in the one-year period and first quartile in the three-year period. Although the Fund underperformed its benchmark in the three-year period, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the overall performance of the Fund.

For the Concentrated Core Fund, the Board noted that although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period and underperformed its benchmark in the one- and three-year periods, the Fund ranked in the third quartile in the three-year period. The Board noted that the factors that detracted from the Fund’s performance included primarily stock selection in the healthcare, consumer discretionary and industrial sectors. Further, an overweight in the underperforming consumer discretionary and healthcare sectors compared to the benchmark contributed to the Fund’s relative underperformance compared to the benchmark. The Board noted that the Fund’s relative performance also improved in the first quarter of 2017, ranking in the second quartile against its Performance Peer Group. The Board was satisfied with the overall performance of the Fund.

For the Growth Fund, the Board observed that although the Fund underperformed its benchmark for the one-, three- and five-year periods, the Fund ranked in the first quartile in its Performance Peer Group in the one- and three-year periods and the third quartile in the five-year period. The Board was satisfied with the overall performance of the Fund.

For Nuveen Equity Long/Short Fund (the “Equity Long/Short Fund”), the Board noted that although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund had performed well against its Performance Peer Group, ranking in the second quartile in the one-year period and first quartile in the three- and five-year periods. The Board was satisfied with the overall performance of the Fund.

For the Equity Market Neutral Fund, the Board noted that the Fund performed well against its Performance Peer Group, ranking in the first quartile in the one- and three-year periods, and outperformed its benchmark during these periods. The Board was satisfied with the overall performance of the Fund.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and, after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that (a) each Fund except for the Equity Market Neutral Fund had a net management fee and a net expense ratio below its respective peer averages and (b) the Equity Market Neutral Fund had a net management fee that was higher than its peer average and a net expense ratio that was below its peer average.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

132	NUVEEN

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.

NUVEEN	133

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Independent Board Members also noted that additional economies of scale were or would be shared with shareholders of each Fund through its temporary expense cap and/or permanent expense cap. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable) as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

134	NUVEEN

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176

NUVEEN	135

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176

136	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	176

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	90
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	176
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	176

NUVEEN	137

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	176
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	176
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	176
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).	176
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	176
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	176
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	176
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	176

138	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	176

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	139

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NLCES-0817D        281382-INV-Y-10/18

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $1,000,000 deductible for operational failures and a $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a)	Declaration of Trust of the Registrant, dated as of May 6, 1996.(1)

(1)(b)	Amended Establishment and Designation of Classes, dated as of January 26, 2017.(13)

(1)(c)	Amended Designation of Series, dated as of August 2, 2017.(15)

(2)	By-Laws of the Registrant, amended and restated as of November 18, 2009.(6)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix I to Part A of this Registration Statement.

(5)	Not applicable.

(6)(a)	Management Agreement between the Registrant and Nuveen Fund Advisors, LLC, dated October 1, 2014.(9)

(6)(b)	Amended Schedules A and B of Management Agreement between the Registrant and Nuveen Fund Advisors, LLC, dated June 30, 2016.(11)

(6)(c)	Renewal and Amendment of Investment Management Agreement between the Registrant and Nuveen Fund Advisors, LLC, dated July 24, 2017.(14)

(6)(d)	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated October 1, 2014.(9)

(6)(e)	Notice of Continuance of Investment Sub-Advisory Agreement between the Registrant and Nuveen Asset Management, LLC, dated July 24, 2017.(15)

(7)(a)	Distribution Agreement between the Registrant and John Nuveen & Co. Incorporated, dated as of August 1, 1998.(3)

(7)(b)	Dealer Manager Agreement, dated October 22, 1996.(2)

(7)(c)	Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement, dated as of June 23, 2004.(4)

(7)(d)	Form of Nuveen Funds Rule 22c-2 Agreement.(5)

(7)(e)	Renewal of Distribution Agreement between the Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated August 4, 2017.(14)

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated as of July 15, 2015.(10)

(9)(b)	Appendix A to the Amended and Restated Master Custodian Agreement, updated as of March 13, 2017.(14)

(10)(a)	Amended and Restated Plan of Distribution and Service Pursuant to Rule 12b-1, effective January 26, 2017.(14)

(10)(b)	Multiple Class Plan Adopted Pursuant to Rule 18f-3, as amended January 26, 2017.(14)

(11)	Opinion and Consent of Counsel is filed herewith.

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Proxy Statement/Prospectus is filed herewith.

(13)(a)	Transfer Agency and Service Agreement between the Nuveen Mutual Funds and Boston Financial Data Services, Inc., dated as of May 11, 2012.(7)

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of October 11, 2016.(12)

(13)(c)	Amendment to Transfer Agency and Service Agreement, dated as of May 1, 2017.(14)

(14)	Consent of KPMG LLP is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Form of Proxy Card is filed herein and appears following the Proxy Statement/Prospectus constituting Part A of this Registration Statement.

(1)	Filed on May 14, 1996 as an exhibit to the Registrant’s initial Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(2)	Filed on December 16, 1996 as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.

(3)	Filed on September 28, 1998 as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(4)	Filed on June 29, 2005 as an exhibit to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(5)	Filed on October 31, 2006 as an exhibit to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(6)	Filed on October 28, 2010 as an exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(7)	Filed on October 29, 2012 as an exhibit to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(8)	Filed on March 15, 2013 as an exhibit to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(9)	Filed on October 28, 2014 as an exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(10)	Filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(11)	Filed on June 30, 2016 as an exhibit to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(12)	Filed on October 28, 2016 as an exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(13)	Filed on February 28, 2017 as an exhibit to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(14)	Filed on October 27, 2017 as an exhibit to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(15)	Filed on December 29, 2017 as an exhibit to Post-Effective Amendment No. 134 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganizations.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Chicago and State of Illinois, on the 22nd day of March, 2018.

NUVEEN INVESTMENT TRUST

By:	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity		Date

/s/ Greg A. Bottjer	Chief Administrative Officer		March 22, 2018
Greg A. Bottjer	(principal executive officer)

/s/ Stephen D. Foy	Vice President and Controller		March 22, 2018
Stephen D. Foy	(principal financial and accounting officer)

	Chairman of the Board and Trustee	)
William J. Schneider		)
)
	Trustee	)
Margo L. Cook*		)
)
	Trustee	)
Jack B. Evans*		)	By: /s/ Christopher M. Rohrbacher
		)	Christopher M. Rohrbacher
	Trustee	)	Attorney-in-Fact
William C. Hunter*		)	March 22, 2018
)
	Trustee	)
Albin F. Moschner*		)
)
	Trustee	)
John K. Nelson*		)
)
	Trustee	)
Judith M. Stockdale*		)
)
	Trustee	)
Carole E. Stone*		)
)
	Trustee	)
Terence J. Toth*		)
)

Signature	Capacity		Date
	Trustee	)
Margaret L. Wolff*		)
)
	Trustee	)
Robert L. Young		)
)

*	An original power of attorney authorizing Mark Czarniecki, Diana R. Gonzalez, Kevin J. McCarthy, Christopher M. Rohrbacher, Mark L. Winget, Gifford R. Zimmerman and Eric F. Fess to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed has been executed and is filed herewith as Exhibit 16.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(11)	Opinion and Consent of Counsel.

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Proxy Statement/Prospectus.

(14)	Consent of KPMG LLP.

(16)	Powers of Attorney.